                                                                    EXHIBIT 99.1

                            [PICTURE OF THE HARTFORD]

                          INVESTOR FINANCIAL SUPPLEMENT

                                 MARCH 31, 2004

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.

Address:
690 Asylum Avenue
Hartford, CT 06115

Internet address:
http://www.thehartford.com

Contacts:
Hans Miller
Senior Vice President
Planning, Development and Investor Relations
Phone (860) 547-2751

Mike Lesperance
Assistant Vice President
Investor Relations
Phone (860) 547-6781

Marcia Dietrich
Executive Assistant
Investor Relations
Phone (860) 547-2537

As of April 30, 2004

                                                              A.M. BEST        FITCH           STANDARD & POOR'S        MOODY'S
INSURANCE FINANCIAL STRENGTH RATINGS:
  Hartford Fire                                                  A+              AA                   AA-                 Aa3
  Hartford Life Insurance Company                                A+              AA                   AA-                 Aa3
  Hartford Life & Accident                                       A+              AA                   AA-                 Aa3
  Hartford Life Group Insurance Company                          A+              AA                   AA-                 --
  Hartford Life & Annuity                                        A+              AA                   AA-                 Aa3
  Hartford Life Insurance KK                                     --              --                   AA-                 --
OTHER RATINGS:
  The Hartford Financial Services Group, Inc.:
    Senior debt                                                  a-              A                    A-                  A3
    Commercial paper                                            AMB-2            F1                   A-2                 P-2
  Hartford Life, Inc.:
   Senior debt                                                   a-              A                    A-                  A3
   Commercial paper                                              --              F1                   A-2                 P-2

TRANSFER AGENT
The Bank of New York
Shareholder Relations Department - 12E
P.O. Box 11258
Church Street Station
New York, NY 10286
1 (800) 524-4458

COMMON STOCK

Common stock of The Hartford Financial Services Group, Inc. is traded on the New York Stock Exchange under the symbol "HIG".

This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                          INVESTOR FINANCIAL SUPPLEMENT
                                TABLE OF CONTENTS

                Basis of Presentation ..........................................................           i, ii

CONSOLIDATED    Consolidated Financial Results .................................................             C-1
                Operating Results by Segment ...................................................             C-2
                Consolidating Statements of Operations
                    First Quarter Ended March 31, 2004 and 2003 ................................             C-3
                Consolidating Balance Sheets
                    As of March 31, 2004 and December 31, 2003 .................................             C-4
                Capital Structure ..............................................................             C-5
                Accumulated Other Comprehensive Income, Net of Tax .............................             C-6
                Computation of Basic and Diluted Earnings (Loss) Per Share .....................             C-7

LIFE            Financial Highlights ...........................................................             L-1
                Operating Results ..............................................................             L-2
                Total Assets Under Management/Japan Data .......................................             L-3
                Consolidated Balance Sheets ....................................................             L-4
                Deferred Policy Acquisition Costs and Present Value of Future Profits ..........             L-5
                Reinsurance Recoverable Analysis
                    As of December 31, 2003 ....................................................             L-6
                Statutory Surplus to GAAP Stockholders' Equity Reconciliation ..................             L-7
                Retail Products Group
                    Income Statements
                        Individual Annuity .....................................................             L-8
                        Other ..................................................................             L-9
                    Supplemental Data
                        Sales/Other Deposits ...................................................            L-10
                        Assets Under Management ................................................            L-11
                        Individual Annuity - Account Value Rollforward .........................            L-12
                        Other - Account Value Rollforward ......................................            L-13
                        Guaranteed Minimum Death Benefits ......................................            L-14
                Institutional Solutions Group
                    Income Statements ..........................................................            L-15
                    Supplemental Data
                        Sales/Other Deposits ...................................................            L-16
                        Assets Under Management ................................................            L-17
                        Account Value and Asset Rollforward ....................................            L-18
                Individual Life
                        Income Statements ......................................................            L-19
                        Supplemental Data ......................................................            L-20
                        Account Value Rollforward ..............................................            L-21
                Group Benefits
                        Income Statements ......................................................            L-22
                        Supplemental Data ......................................................            L-23

PROPERTY &      Financial Highlights ...........................................................            PC-1
CASUALTY        Operating Results ..............................................................            PC-2
                Consolidating Underwriting Results .............................................            PC-3
                Consolidating Underwriting Results, As Adjusted ................................            PC-4
                Ongoing Property & Casualty Underwriting Results ...............................            PC-5
                Business Insurance Underwriting Results ........................................            PC-6
                Business Insurance Written and Earned Premiums .................................            PC-7
                Personal Lines Underwriting Results ............................................            PC-8
                Personal Lines Written and Earned Premiums .....................................            PC-9
                Specialty Commercial Underwriting Results ......................................           PC-10
                Specialty Commercial Written and Earned Premiums ...............................           PC-11
                Statistical Premium Information (Year over Year) ...............................           PC-12
                Other Operations Operating Results .............................................           PC-13
                Other Operations Claims and Claim Adjustment Expenses ..........................           PC-14
                Summary of Gross Asbestos Reserves .............................................           PC-15
                Paid and Incurred Loss and Loss Adjustment Expense Development - A&E ...........           PC-16
                Unpaid Claims and Claim Adjustment Expense Reserve Rollforward
                    First Quarter Ended March 31, 2004 .........................................           PC-17
                Reinsurance Recoverable Analysis ...............................................           PC-18
                Consolidated Income Statements .................................................           PC-19
                Consolidated Balance Sheets ....................................................           PC-20
                Statutory Surplus to GAAP Stockholders' Equity Reconciliation ..................           PC-21

INVESTMENTS     General Account - Investment Earnings Before-tax
                    Consolidated ...............................................................             I-1
                    Life .......................................................................             I-2
                    Property & Casualty ........................................................             I-3
                    Corporate ..................................................................             I-4
                Composition of Invested Assets
                    Consolidated - General and Guaranteed Separate Account .....................             I-5
                    Life - General and Guaranteed Separate Account .............................             I-6
                    Property & Casualty - General Account ......................................             I-7
                Unrealized Loss Aging
                    Consolidated - General and Guaranteed Separate Account .....................             I-8
                    Life - General and Guaranteed Separate Account .............................             I-9
                    Property & Casualty - General Account ......................................            I-10
                General and Guaranteed Separate Account - Invested Asset Exposures
                    As of March 31, 2004 .......................................................            I-11

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                              BASIS OF PRESENTATION

      CHANGES IN PRESENTATION
      -----------------------

- On January 1, 2004, the Company adopted Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). The major provisions of SOP 03-1 require establishing guaranteed minimum death benefits and other benefit reserves for annuity contracts and reclassifying certain separate account assets to general account assets. As a result of the adoption of SOP 03-1, the Company recognized a cumulative effect of accounting change, net of tax, of $(23).

- Life is organized into four reportable operating segments: Retail Products Group, Institutional Solutions Group, Individual Life and Group Benefits. Life also includes in an Other category its international operations, which are located primarily in Japan and Brazil; net realized capital gains and losses other than periodic net coupon settlements on non-qualifying derivatives and capital gains and losses related to guaranteed minimum withdrawal benefits; corporate items not directly allocated to any of its reportable operating segments; and intersegment eliminations. Periodic net coupon settlements on non-qualifying derivatives and capital gains and losses related to guaranteed minimum withdrawal benefits are reflected in each applicable segment in net realized capital gains and losses.

- Property and Casualty includes Ongoing Operations and Other Operations. Ongoing Operations includes the underwriting results of the Business Insurance, Personal Lines and Specialty Commercial segments. Other Operations includes the underwriting results of certain property and casualty insurance operations that have discontinued writing new business and substantially all of the Company's asbestos and environmental exposures. Property & Casualty includes the underwriting results of Ongoing Operations and Other Operations along with income and expense items not directly allocated to the Company's property and casualty segments, such as net investment income, net realized capital gains and losses, other expenses and income taxes.

- Underwriting results represent earned premiums less incurred claims, claim adjustment expenses and underwriting expenses. Previously, the Company included doubtful accounts expense in its calculation of underwriting results. Doubtful accounts expense is now included in other expenses for all periods presented.

- Corporate includes all of the Company's debt financing and related interest expense, as well as certain capital raising and purchase accounting adjustment activities.

      DEFINITIONS AND PRESENTATION
      ----------------------------

-     All amounts are in millions, except for per share and ratio information.

- In the fourth quarter of 2003, The Hartford changed its reporting of earned income on non-qualifying derivatives. Earned income from periodic net coupon settlements on derivatives that do not qualify for hedge accounting under Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities", previously reported in net investment income, have been included in net realized capital gains and losses. The reclassification has been made to all periods presented.

- On December 31, 2003, the Company acquired the group life and accident, and short-term and long-term disability businesses of CNA Financial Corporation. Accordingly, there was no impact to the Company's results of operations for the year ended December 31, 2003.

- Operating income is a non-GAAP measure representing net income, before the after-tax effect of net realized capital gains and losses other than periodic net coupon settlements on non-qualifying derivatives and the cumulative effect of accounting changes. The Company believes that operating income provides investors with a valuable measure of the performance of the Company's ongoing businesses because it excludes the effect of those realized capital gains and losses that tend to be highly variable from period to period. Net income is the most directly comparable GAAP measure.

- The Company has included the non-GAAP measure operating income, before the impact of the 2003 asbestos reserve addition, Bancorp litigation, tax related items and severance charges, in its presentation of operating results by segment. The Company has provided this measure to enhance investor understanding of the financial performance of the Company's operating businesses by eliminating the effect of the 2003 asbestos reserve addition, which relates solely to legacy businesses, and the Bancorp litigation, tax related items and severance charges, because these items either are non-recurring or are highly variable from period to period. Net income is the most directly comparable GAAP measure.

- Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate trends in The Hartford's current business. These measures include sales, account value, insurance in-force and written premiums. Written premiums is a non-GAAP measure and represents the amount of premiums charged for policies issued in a fiscal period. Management believes that this performance measure is useful to investors as it reflects current trends in the Company's sale of property and casualty insurance products. The difference between written premiums and earned premiums is the change in unearned premium reserve. Earned premiums is the most directly comparable GAAP measure.

- The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of claims and claim adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting loss. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                          BASIS OF PRESENTATION (CONT.)

DEFINITIONS AND PRESENTATION (CONTINUED)
----------------------------------------

- The Hartford, along with others in the life insurance industry, uses underwriting ratios as measures of the group benefits segment's performance. The loss ratio is the ratio of total benefits and claims excluding buyouts to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of other insurance expenses (including amortization of deferred acquisition costs and present value of future profits) to total premiums and other considerations excluding buyout premiums.

- Premium renewal retention is defined as renewal premium written in the current period divided by premium written in the immediately preceding period.

- The Company adopted the provisions of FASB Interpretation No. 46 "Consolidation of Variable Interest Entities (revised December 2003), an interpretation of ARB No. 51", in the fourth quarter of 2003. After applying these provisions to the Company's presentation of trust preferred securities, the trust preferred securities were deconsolidated and simultaneously an equivalent note payable representing the junior subordinated debentures was recognized as debt.

- Accumulated other comprehensive income ("AOCI") represents net of tax unrealized gain (loss) on securities; net gain (loss) on cash-flow hedging instruments; foreign currency translation adjustments; and minimum pension liability adjustment.

- Assets under management is an internal performance measure used by the Company because a significant portion of the Company's revenues are based upon asset values. These revenues increase or decrease with a rise or fall, correspondingly, in the level of assets under management.

- Investment yield, before- or after-tax, is calculated by dividing before- or after-tax, respectively, annualized net investment income (excluding net realized capital gains (losses) and change in fair value of trading securities) by average invested assets at cost (fixed maturities at amortized cost, excluding trading securities).

- Book value per share (including AOCI) is calculated by dividing equity including AOCI, net of tax, by common shares outstanding. Book value per share (excluding AOCI) is calculated by dividing equity excluding AOCI, net of tax, by common shares outstanding.

- Certain reclassifications have been made to the prior periods to conform to the March 31, 2004 presentation.

- NM - Not meaningful means increases or decreases greater than 200%, or changes from a net gain to a net loss position, or vice versa.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                         CONSOLIDATED FINANCIAL RESULTS

                                                                                     1Q           2Q           3Q           4Q
                                                                                    2003         2003         2003         2003
                                                                                 ---------    ---------    ---------    ---------
HIGHLIGHTS
  Net income (loss)                                                              $  (1,395)   $     507    $     343    $     454
  Operating income (loss)                                                        $  (1,361)   $     340    $     335    $     433
  Operating income, before impact of 2003 asbestos reserve addition,
        Bancorp litigation, tax related items and severance charges [1]          $     340    $     337    $     375    $     433
  Total revenues                                                                 $   4,331    $   4,682    $   4,947    $   4,773
  Total assets                                                                   $ 188,657    $ 207,801    $ 211,365    $ 225,853
  Total assets under management [2]                                              $ 205,223    $ 227,437    $ 232,115    $ 250,368
                                                                                 ---------    ---------    ---------    ---------

PER SHARE AND SHARES DATA
  Basic earnings (loss) per share
      Net income (loss)                                                          $   (5.46)   $    1.89    $    1.21    $    1.60
      Operating income (loss)                                                    $   (5.33)   $    1.26    $    1.19    $    1.53
      Operating income, before impact of 2003 asbestos reserve addition,
            Bancorp litigation, tax related items and severance charges [1]      $    1.33    $    1.25    $    1.33    $    1.53
  Diluted earnings (loss) per share [3]
      Net income (loss)                                                          $   (5.46)   $    1.88    $    1.20    $    1.59
      Operating income (loss)                                                    $   (5.33)   $    1.26    $    1.18    $    1.52
      Operating income, before impact of 2003 asbestos reserve addition,
            Bancorp litigation, tax related items and severance charges [1] [4]  $    1.33    $    1.25    $    1.32    $    1.52
  Weighted average common shares outstanding (basic)                                 255.4        268.8        282.5        283.0
  Weighted average common shares outstanding
       and dilutive potential common shares (diluted) [3]                            255.4        270.2        284.8        285.6
  Common shares outstanding                                                          255.4        282.2        282.7        283.4
  Book value per share (including AOCI)                                          $   36.97    $   40.75    $   40.13    $   41.07
  Book value per share (excluding AOCI)                                          $   32.05    $   34.34    $   35.33    $   36.67
                                                                                 ---------    ---------    ---------    ---------

FINANCIAL RATIOS
  ROE (net income (loss) last 12 months to equity including AOCI)                     (7.4%)       (3.5%)       (2.6%)       (0.8%)
  ROE (operating income (loss) last 12 months to equity excluding AOCI)               (4.8%)       (3.8%)       (4.0%)       (2.5%)
  ROE before impact of 2003 asbestos reserve addition, Bancorp litigation, tax related items and severance charges (operating
      income last 12 months to equity excluding AOCI) [5]                             13.1%        13.6%        13.9%        14.8%
  Debt to capitalization including AOCI                                               31.7%        30.9%        31.2%        32.7%
  Investment yield, after-tax                                                          4.2%         4.0%         3.9%         3.9%
  Ongoing Property & Casualty GAAP combined ratio                                     96.6         96.0         98.8         94.6
                                                                                 ---------    ---------    ---------    ---------
                                                                                                YEAR OVER
                                                                                                   YEAR              SEQUENTIAL
                                                                                      1Q          QUARTER              QUARTER
                                                                                     2004         CHANGE               CHANGE
                                                                                  ---------     ----------           ----------
HIGHLIGHTS
  Net income (loss)                                                               $     568          NM                   25%
  Operating income (loss)                                                         $     501          NM                   16%
  Operating income, before impact of 2003 asbestos reserve addition,
        Bancorp litigation, tax related items and severance charges [1]           $     501          47%                  16%
  Total revenues                                                                  $   5,732          32%                  20%
  Total assets                                                                    $ 237,264          26%                   5%
  Total assets under management [2]                                               $ 263,813          29%                   5%
                                                                                  ---------        ----                 ----

PER SHARE AND SHARES DATA
  Basic earnings (loss) per share
      Net income (loss)                                                           $    1.96          NM                   23%
      Operating income (loss)                                                     $    1.73          NM                   13%
      Operating income, before impact of 2003 asbestos reserve addition,
            Bancorp litigation, tax related items and severance charges [1]       $    1.73          30%                  13%
  Diluted earnings (loss) per share [3]
      Net income (loss)                                                           $    1.93          NM                   21%
      Operating income (loss)                                                     $    1.70          NM                   12%
      Operating income, before impact of 2003 asbestos reserve addition,
            Bancorp litigation, tax related items and severance charges [1] [4]   $    1.70          28%                  12%
  Weighted average common shares outstanding (basic)                                  289.9        34.5     sh           6.9     sh
  Weighted average common shares outstanding
       and dilutive potential common shares (diluted) [3]                             294.9        39.5     sh           9.3     sh
  Common shares outstanding                                                           291.7        36.3     sh           8.3     sh
  Book value per share (including AOCI)                                           $   46.41          26%                  13%
  Book value per share (excluding AOCI)                                           $   38.97          22%                   6%
                                                                                  ---------        ----                 ----

FINANCIAL RATIOS
  ROE (net income (loss) last 12 months to equity including AOCI)                      16.3%       23.7                 17.1
  ROE (operating income (loss) last 12 months to equity excluding AOCI)                16.5%       21.3                 19.0
  ROE before impact of 2003 asbestos reserve addition, Bancorp litigation, tax related items and severance charges (operating
      income last 12 months to equity excluding AOCI) [5]                              15.9%        2.8                  1.1
  Debt to capitalization including AOCI                                                27.6%       (4.1)                (5.2)
  Investment yield, after-tax                                                           3.9%       (0.3)                   -
  Ongoing Property & Casualty GAAP combined ratio                                      89.8         6.8                  4.8
                                                                                  ---------        ----                 ----

[1] See page C-7 for reconciliation of net income to operating income before impacts of 2003 asbestos reserve addition, Bancorp litigation, tax related items and severance charges.

[2] Includes mutual fund assets (see page L-3) and third party assets managed by HIMCO (see page I-5).

[3] As a result of the antidilutive impact from the net loss in the quarter ended March 31, 2003, The Hartford is required by generally accepted accounting principles to use basic weighted average shares in the calculation of earnings per share for the quarter ended March 31, 2003. In the absence of the net loss, 256.1 weighted average common shares outstanding and dilutive potential common shares would have been used in the calculation for the quarter ended March 31, 2003.

[4] Calculated using weighted average common shares outstanding and dilutive potential common shares of 256.1 for the quarter ended March 31, 2003.

[5] The March 31, 2004 ratio reflects the equity impact of the May 2003 common stock issuance in beginning equity. The March 31, 2003 ratio excludes the earnings and equity impacts of the 2003 asbestos reserve addition.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                          OPERATING RESULTS BY SEGMENT

                                                                                                          YEAR OVER
                                                                                                            YEAR     SEQUENTIAL
                                                               1Q        2Q      3Q        4Q      1Q      QUARTER     QUARTER
                                                              2003      2003    2003      2003    2004      CHANGE     CHANGE
                                                            --------  -------  -------  -------  -------  ---------  ----------
LIFE [1]
  Individual Annuity                                        $    71   $   93   $   98   $  111   $  112      58%          1%
  Other Retail                                                    6        8        9       10       15     150%         50%
                                                            -------   ------   ------   ------   ------     ---         ---
  Total Retail Products Group                                    77      101      107      121      127      65%          5%
  Institutional Solutions Group                                  31       28       32       31       29      (6%)        (6%)
  Individual Life                                                32       34       36       41       34       6%        (17%)
  Group Benefits                                                 34       35       38       41       47      38%         15%
  Other                                                           2        2        8       15       19      NM          27%
                                                            -------   ------   ------   ------   ------     ---         ---

      Life operating income, before Bancorp litigation
        and tax related items                                   176      200      221      249      256      45%          3%
      Bancorp litigation                                          -        -      (40)       -        -       -           -
      Tax related items                                           -       30        -        -        -       -           -
                                                            -------   ------   ------   ------   ------     ---         ---
   TOTAL LIFE OPERATING INCOME [2]                              176      230      181      249      256      45%          3%
                                                            -------   ------   ------   ------   ------     ---         ---

PROPERTY & CASUALTY
  Ongoing Operations Underwriting Results
     Business Insurance                                           7       50       34       67      225      NM          NM
     Personal Lines                                              56        8       40       26      106      89%         NM
     Specialty Commercial                                         5       25      (46)      26     (110)     NM          NM
                                                            -------   ------   ------   ------   ------     ---         ---
  Total Ongoing Operations underwriting results                  68       83       28      119      221      NM          86%
  Other Operations underwriting results                         (47)     (89)     (22)     (78)     (65)    (38%)        17%
                                                            -------   ------   ------   ------   ------     ---         ---
  Total Property & Casualty underwriting results                 21       (6)       6       41      156      NM          NM
Net investment income                                           281      286      297      308      311      11%          1%
Periodic net coupon settlements on non-qualifying
  derivatives, before-tax                                         4        5        5        4        4       -           -
Net servicing and other income (loss)                             3        3        9       (7)       9      NM          NM
Other expenses                                                  (41)     (52)     (38)     (42)     (68)    (66%)       (62%)
Income tax expense                                              (59)     (49)     (70)     (79)    (115)    (95%)       (46%)
                                                            -------   ------   ------   ------   ------     ---         ---
Property & Casualty, before 2003 asbestos reserve
  addition and severance charges                                209      187      209      225      297      42%         32%
2003 asbestos reserve addition                               (1,701)       -        -        -        -     100%          -
Severance charges                                                 -      (27)       -        -        -       -           -
                                                            -------   ------   ------   ------   ------     ---         ---
TOTAL PROPERTY & CASUALTY OPERATING INCOME (LOSS) [2]        (1,492)     160      209      225      297      NM          32%
                                                            -------   ------   ------   ------   ------     ---         ---
INTEREST AND OTHER CORPORATE                                    (45)     (50)     (55)     (41)     (52)    (16%)       (27%)
                                                            -------   ------   ------   ------   ------     ---         ---
Operating income, before 2003 asbestos reserve addition,
  Bancorp litigation, tax related items and severance
    charges [2]                                                 340      337      375      433      501      47%         16%
                                                            -------   ------   ------   ------   ------     ---         ---
2003 asbestos reserve addition                               (1,701)       -        -        -        -     100%          -
Bancorp litigation                                                -        -      (40)       -        -       -           -
Tax related items                                                 -       30        -        -        -       -           -
Severance charges                                                 -      (27)       -        -        -       -           -
                                                            -------   ------   ------   ------   ------     ---         ---
Operating income (loss) [2]                                  (1,361)     340      335      433      501      NM          16%
  Add: Net realized capital gains (losses), after-tax [2]       (29)     176       15       29       95      NM          NM
  Less: Periodic net coupon settlements on non-qualifying
    derivatives, after-tax [2]                                    5        9        7        8        5       -         (38%)
  Add: Cumulative effect of accounting change, after-tax          -        -        -        -      (23)     NM          NM
                                                            -------   ------   ------   ------   ------     ---         ---
NET INCOME (LOSS)                                           $(1,395)  $  507   $  343   $  454   $  568      NM          25%
                                                            -------   ------   ------   ------   ------     ---         ---

PER SHARE DATA
  Diluted earnings (loss) per share
      Operating income, before 2003 asbestos reserve
         addition,
         Bancorp litigation, tax related items and
           severance charges                                $  1.33   $ 1.25   $ 1.32   $ 1.52   $ 1.70      28%         12%
      Net income (loss)                                     $ (5.46)  $ 1.88   $ 1.20   $ 1.59   $ 1.93      NM          21%
                                                            -------   ------   ------   ------   ------     ---         ---

[1] Life allocates the net realized gains and losses from periodic net coupon settlements on non-qualifying derivatives to its segments.

[2] Operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after-tax. Such effects are included in net realized capital gains and losses.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                     CONSOLIDATING STATEMENTS OF OPERATIONS
                   FIRST QUARTER ENDED MARCH 31, 2004 AND 2003

                                                                                  LIFE                  PROPERTY & CASUALTY
                                                                     ----------------------------   ---------------------------
                                                                       2004       2003     CHANGE    2004      2003      CHANGE
                                                                     --------   --------   ------   -------   --------   ------
Earned premiums                                                      $   995    $   683      46%    $ 2,186   $ 2,166       1%
Fee income                                                               786        617      27%          -         -       -
Net investment income                                                  1,201        503     139%        311       281      11%
Other revenues                                                             -         27    (100%)       104        95       9%
Net realized capital gains (losses)                                       76        (44)     NM          71        (1)     NM
                                                                     -------    -------    ----     -------   -------     ---

    TOTAL REVENUES                                                     3,058      1,786      71%      2,672     2,541       5%

Benefits, claims and claim adjustment expenses                         1,877      1,083      73%      1,418     4,161     (66%)
Amortization of deferred policy acquisition costs and
     present value of future profits                                     233        163      43%        446       401      11%
Insurance operating costs and expenses                                   526        351      50%        166       187     (11%)
Interest expense                                                           -          -       -           -         -       -
Other expenses                                                             1          4     (75%)       163       133      23%
                                                                     -------    -------    ----     -------   -------     ---
    TOTAL BENEFITS AND EXPENSES                                        2,637      1,601      65%      2,193     4,882     (55%)

    INCOME (LOSS) BEFORE INCOME TAXES AND CUMULATIVE EFFECT
OF ACCOUNTING CHANGES                                                    421        185     128%        479    (2,341)     NM

Income tax expense (benefit)                                             117         40     193%        138      (846)     NM
                                                                     -------    -------    ----     -------   -------     ---
    INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGES         304        145     110%        341    (1,495)     NM

Cumulative effect of accounting change, after-tax [1]                    (23)         -      NM           -         -       -
                                                                     -------    -------    ----     -------   -------     ---
    NET INCOME (LOSS)                                                    281        145      94%        341    (1,495)     NM

Less: Net realized capital gains (losses), after-tax                      50        (29)     NM          47         -      NM
Add: Periodic net coupon settlements on non-qualifying derivatives,
  after-tax                                                                2          2       -           3         3       -
Less: Cumulative effect of accounting change, after-tax                  (23)         -      NM           -         -       -
                                                                     -------    -------    ----     -------   -------     ---
    OPERATING INCOME (LOSS) [2]                                      $   256    $   176      45%    $   297   $(1,492)     NM
                                                                     -------    -------    ----     -------   -------     ---

                                                                               CORPORATE                       CONSOLIDATED
                                                                     -----------------------------    -----------------------------
                                                                       2004       2003      CHANGE      2004       2003      CHANGE
                                                                     --------   --------    ------    --------   --------    ------
Earned premiums                                                      $     -    $     -         -     $ 3,181    $ 2,849       12%
Fee income                                                                 -          -         -         786        617       27%
Net investment income                                                      5          4        25%      1,517        788       93%
Other revenues                                                             -          -         -         104        122      (15%)
Net realized capital gains (losses)                                       (3)         -        NM         144        (45)      NM
                                                                     -------    -------       ---     -------    -------      ---

    TOTAL REVENUES                                                         2          4       (50%)     5,732      4,331       32%

Benefits, claims and claim adjustment expenses                             2          1       100%      3,297      5,245      (37%)
Amortization of deferred policy acquisition costs and
     present value of future profits                                       -          -         -         679        564       20%
Insurance operating costs and expenses                                     -          -         -         692        538       29%
Interest expense                                                          66         66         -          66         66        -
Other expenses                                                            16          6       167%        180        143       26%
                                                                     -------    -------       ---     -------    -------      ---
    TOTAL BENEFITS AND EXPENSES                                           84         73        15%      4,914      6,556      (25%)

    INCOME (LOSS) BEFORE INCOME TAXES AND CUMULATIVE EFFECT
OF ACCOUNTING CHANGES                                                    (82)       (69)      (19%)       818     (2,225)      NM

Income tax expense (benefit)                                             (28)       (24)      (17%)       227       (830)      NM
                                                                     -------    -------       ---     -------    -------      ---
    INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGES         (54)       (45)      (20%)       591     (1,395)      NM

Cumulative effect of accounting change, after-tax [1]                      -          -         -         (23)         -       NM
                                                                     -------    -------       ---     -------    -------      ---
    NET INCOME (LOSS)                                                    (54)       (45)      (20%)       568     (1,395)      NM

Less: Net realized capital gains (losses), after-tax                      (2)         -        NM          95        (29)      NM
Add: Periodic net coupon settlements on non-qualifying derivatives,
  after-tax                                                                -          -         -           5          5        -
Less: Cumulative effect of accounting change, after-tax                    -          -         -         (23)         -       NM
                                                                     -------    -------       ---     -------    -------      ---
    OPERATING INCOME (LOSS) [2]                                      $   (52)   $   (45)      (16%)   $   501    $(1,361)      NM
                                                                     -------    -------       ---     -------    -------      ---

[1]   Represents the cumulative effect of the Company's adoption of SOP 03-1.

[2] Operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after-tax. Such effects are included in net realized capital gains and losses.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                          CONSOLIDATING BALANCE SHEETS
                   AS OF MARCH 31, 2004 AND DECEMBER 31, 2003

                                                                       LIFE                    PROPERTY & CASUALTY
                                                         ------------------------------   -----------------------------
                                                          MAR. 31,    DEC. 31,            MAR. 31,    DEC. 31,
                                                           2004         2003     CHANGE     2004        2003     CHANGE
                                                         ---------   ---------   ------   --------   ---------   ------
Investments
  Fixed maturities, available-for-sale, at fair value    $  49,580   $  37,462     32%    $ 23,196   $ 23,715     (2%)
  Equity securities, trading, at fair value                  7,831           -     NM            -          -      -
  Equity securities, available-for-sale, at fair value         406         357     14%         206        208     (1%)
  Policy loans, at outstanding balance                       2,655       2,512      6%           -          -      -
  Other investments                                          1,167         823     42%         650        682     (5%)
                                                         ---------   ---------    ---     --------   --------    ---
         Total investments                                  61,639      41,154     50%      24,052     24,605     (2%)
Cash                                                           460         265     74%         178        197    (10%)
Premiums receivable and agents' balances                       207         335    (38%)      2,762      2,750      -
Reinsurance recoverables                                       763         604     26%       5,205      5,354     (3%)
Deferred policy acquisition costs and present
  value of future profits                                    6,523       6,623     (2%)        987        975      1%
Deferred income taxes                                         (927)       (486)   (91%)        905      1,101    (18%)
Goodwill                                                       796         796      -          152        152      -
Other assets                                                 1,887       1,668     13%       3,365      2,025     66%
Separate account assets                                    127,141     136,633     (7%)          -          -      -
                                                         ---------   ---------    ---     --------   --------    ---

         TOTAL ASSETS                                    $ 198,489   $ 187,592      6%    $ 37,606   $ 37,159      1%
                                                         ---------   ---------    ---     --------   --------    ---

Future policy benefits, unpaid claims and
  claim adjustment expenses                              $  11,666   $  11,411      2%    $ 20,246   $ 21,715     (7%)
Other policyholder funds and benefits payable               45,322      26,186     73%           -          -      -
Unearned premiums                                               55          58     (5%)      4,563      4,372      4%
Debt [1]                                                         -           -      -            -          -      -
Other liabilities                                            4,542       4,440      2%       4,595      3,285     40%
Separate account liabilities                               127,141     136,633     (7%)          -          -      -
                                                         ---------   ---------    ---     --------   --------    ---
         TOTAL LIABILITIES                                 188,726     178,728      6%      29,404     29,372      -
                                                         ---------   ---------    ---     --------   --------    ---

Equity excluding AOCI, net of tax                            8,137       8,003      2%       7,335      7,080      4%
AOCI, net of tax                                             1,626         861     89%         867        707     23%
                                                         ---------   ---------    ---     --------   --------    ---
         TOTAL STOCKHOLDERS' EQUITY                          9,763       8,864     10%       8,202      7,787      5%
                                                         ---------   ---------    ---     --------   --------    ---

         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $ 198,489   $ 187,592      6%    $ 37,606   $ 37,159      1%
                                                         ---------   ---------    ---     --------   --------    ---

                                                                   CORPORATE                     CONSOLIDATED
                                                           --------------------------   ------------------------------
                                                           MAR. 31,  DEC. 31,            MAR. 31,   DEC. 31,
                                                             2004      2003    CHANGE     2004        2003      CHANGE
                                                           --------  --------  ------   ---------   --------    ------
Investments
  Fixed maturities, available-for-sale, at fair value      $    38   $    86    (56%)   $  72,814   $ 61,263     19%
  Equity securities, trading, at fair value                      -         -      -         7,831          -     NM
  Equity securities, available-for-sale, at fair value           -         -      -           612        565      8%
  Policy loans, at outstanding balance                           -         -      -         2,655      2,512      6%
  Other investments                                             28         2     NM         1,845      1,507     22%
                                                           -------   -------    ---     ---------   --------     --
         Total investments                                      66        88    (25%)      85,757     65,847     30%
Cash                                                             -         -      -           638        462     38%
Premiums receivable and agents' balances                         -         -      -         2,969      3,085     (4%)
Reinsurance recoverables                                         -         -      -         5,968      5,958      -
Deferred policy acquisition costs and present
  value of future profits                                        1         1      -         7,511      7,599     (1%)
Deferred income taxes                                          267       230     16%          245        845    (71%)
Goodwill                                                       772       772      -         1,720      1,720      -
Other assets                                                    63        11     NM         5,315      3,704     43%
Separate account assets                                          -         -      -       127,141    136,633     (7%)
                                                           -------   -------    ---     ---------   --------     --

         TOTAL ASSETS                                      $ 1,169   $ 1,102      6%    $ 237,264   $225,853      5%
                                                           -------   -------    ---     ---------   --------     --

Future policy benefits, unpaid claims and
  claim adjustment expenses                                $    (8)  $    (9)    11%    $  31,904   $ 33,117     (4%)
Other policyholder funds and benefits payable                   (1)       (1)     -        45,321     26,185     73%
Unearned premiums                                               (6)       (7)    14%        4,612      4,423      4%
Debt [1]                                                     5,153     5,663     (9%)       5,153      5,663     (9%)
Other liabilities                                              459       468     (2%)       9,596      8,193     17%
Separate account liabilities                                     -         -      -       127,141    136,633     (7%)
                                                           -------   -------    ---     ---------   --------     --
         TOTAL LIABILITIES                                   5,597     6,114     (8%)     223,727    214,214      4%
                                                           -------   -------    ---     ---------   --------     --

Equity excluding AOCI, net of tax                           (4,103)   (4,690)    13%       11,369     10,393      9%
AOCI, net of tax                                              (325)     (322)    (1%)       2,168      1,246     74%
                                                           -------   -------    ---     ---------   --------     --
         TOTAL STOCKHOLDERS' EQUITY                         (4,428)   (5,012)    12%       13,537     11,639     16%
                                                           -------   -------    ---     ---------   --------     --

         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY        $ 1,169   $ 1,102      6%    $ 237,264   $225,853      5%
                                                           -------   -------    ---     ---------   --------     --

[1]   Includes junior subordinated debentures.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                CAPITAL STRUCTURE

                                                                                                             YEAR OVER
                                                                                                               YEAR     SEQUENTIAL
                                                          1Q         2Q         3Q         4Q         1Q      QUARTER    QUARTER
                                                         2003       2003       2003       2003       2004      CHANGE    CHANGE
                                                       --------   --------   --------   --------   --------  ---------  ----------
DEBT
   Short-term debt (includes current maturities of
     long-term debt)                                   $   315    $   514    $   515    $ 1,050    $   573       82%       (45%)
   Long-term debt                                        2,596      3,337      3,660      3,661      3,862       49%         5%
                                                       -------    -------    -------    -------    -------     ----      -----
      TOTAL DEBT EXCLUDING JUNIOR SUBORDINATED
        DEBENTURES                                       2,911      3,851      4,175      4,711      4,435       52%        (6%)

   Junior subordinated debentures                        1,469      1,296        962        952        718      (51%)      (25%)
                                                       -------    -------    -------    -------    -------     ----      -----

      TOTAL DEBT INCLUDING JUNIOR SUBORDINATED
        DEBENTURES                                     $ 4,380    $ 5,147    $ 5,137    $ 5,663    $ 5,153       18%        (9%)
                                                       -------    -------    -------    -------    -------     ----      -----

STOCKHOLDERS' EQUITY
   Equity excluding AOCI, net of tax                   $ 8,185    $ 9,692    $ 9,987    $10,393    $11,369       39%         9%
   AOCI, net of tax                                      1,257      1,807      1,357      1,246      2,168       72%        74%
                                                       -------    -------    -------    -------    -------     ----      -----

      TOTAL STOCKHOLDERS' EQUITY                       $ 9,442    $11,499    $11,344    $11,639    $13,537       43%        16%
                                                       -------    -------    -------    -------    -------     ----      -----

CAPITALIZATION
   TOTAL CAPITALIZATION INCLUDING AOCI, NET OF TAX     $13,822    $16,646    $16,481    $17,302    $18,690       35%         8%

   TOTAL CAPITALIZATION EXCLUDING AOCI, NET OF TAX     $12,565    $14,839    $15,124    $16,056    $16,522       31%         3%
                                                       -------    -------    -------    -------    -------     ----      -----

FINANCIAL RATIOS
   DEBT (INCLUDING JUNIOR SUBORDINATED DEBENTURES)
     TO EQUITY INCLUDING AOCI                             46.4%      44.8%      45.3%      48.7%      38.1%    (8.3)     (10.6)

   Debt (excluding junior subordinated debentures)
     to equity excluding AOCI                             35.6%      39.7%      41.8%      45.3%      39.0%     3.4       (6.3)

   DEBT (INCLUDING JUNIOR SUBORDINATED DEBENTURES)
     TO CAPITALIZATION INCLUDING AOCI                     31.7%      30.9%      31.2%      32.7%      27.6%    (4.1)      (5.1)

   Debt (excluding junior subordinated debentures)
     to capitalization excluding AOCI                     23.2%      26.0%      27.6%      29.3%      26.8%     3.6       (2.5)
                                                       -------    -------    -------    -------    -------     ----      -----

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
               ACCUMULATED OTHER COMPREHENSIVE INCOME, NET OF TAX

                                                                                    PROPERTY &
                                                                       LIFE          CASUALTY       CORPORATE      CONSOLIDATED
                                                                     --------       ----------      ---------      ------------
AS OF MARCH 31, 2004

     Fixed maturities unrealized gain                                $ 1,629         $   950         $    14         $ 2,593
     Equities unrealized gain                                             13              24               -              37
     Net deferred loss on cash-flow hedging instruments                   27             (10)              -              17
                                                                     -------         -------         -------         -------
          Total unrealized gain [1]                                    1,669             964              14           2,647
     Foreign currency translation adjustments                            (43)            (61)              -            (104)
     Minimum pension liability adjustment                                  -             (36)           (339)           (375)
                                                                     -------         -------         -------         -------
          TOTAL ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)        $ 1,626         $   867         $  (325)        $ 2,168
                                                                     -------         -------         -------         -------

AS OF DECEMBER 31, 2003
     Fixed maturities unrealized gain                                $   914         $   793         $    17         $ 1,724
     Equities unrealized gain (loss)                                      14              26               -              40
     Net deferred gain on cash-flow hedging instruments                  (25)            (17)              -             (42)
                                                                     -------         -------         -------         -------
          Total unrealized gain                                          903             802              17           1,722
     Foreign currency translation adjustments                            (42)            (59)              -            (101)
     Minimum pension liability adjustment                                  -             (36)           (339)           (375)
                                                                     -------         -------         -------         -------
          TOTAL ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)        $   861         $   707         $  (322)        $ 1,246
                                                                     -------         -------         -------         -------

[1] Life includes a $292 cumulative effect of accounting change related to the adoption of SOP 03-1.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
           COMPUTATION OF BASIC AND DILUTED EARNINGS (LOSS) PER SHARE

                                                                                  1Q         2Q          3Q         4Q        1Q
                                                                                 2003       2003        2003       2003      2004
                                                                              ---------    -------    -------    -------   -------
Numerator:
      Net income (loss)                                                       $  (1,395)   $   507    $   343    $   454   $   568
      Less: Net realized capital gains (losses), after-tax                          (29)       176         15         29        95
      Add: Periodic net coupon settlements on non-qualifying derivatives,
        after-tax                                                                     5          9          7          8         5
      Less: Cumulative effect of accounting change, after-tax                         -          -          -          -       (23)
                                                                              ---------    -------    -------    -------   -------
      Operating income (loss)                                                    (1,361)       340        335        433       501
      Impact of 2003 asbestos reserve addition                                   (1,701)         -          -          -         -
      Impact of severance charges                                                     -        (27)         -          -         -
      Impact of Bancorp litigation                                                    -          -        (40)         -         -
      Impact of tax related items                                                     -         30          -          -         -
                                                                              ---------    -------    -------    -------   -------
      Operating income before impact of 2003 asbestos reserve addition,
            Bancorp litigation, tax related items and severance charges       $     340    $   337    $   375    $   433   $   501

Denominator:
      Weighted average common shares outstanding (basic)                          255.4      268.8      282.5      283.0     289.9
      Dilutive effect of convertible securities                                       -          -          -          -       1.9
      Dilutive effect of options                                                      -        1.4        2.3        2.6       3.1
                                                                              ---------    -------    -------    -------   -------
      Weighted average common shares outstanding
          and dilutive potential common shares (diluted) [1]                      255.4      270.2      284.8      285.6     294.9

Basic earnings (loss) per share
      Net income (loss)                                                       $   (5.46)   $  1.89    $  1.21    $  1.60   $  1.96
      Less: Net realized capital gains (losses), after-tax                        (0.11)      0.66       0.05       0.10      0.33
      Add: Periodic net coupon settlements on non-qualifying derivatives,
        after-tax                                                                  0.02       0.03       0.03       0.03      0.02
      Less: Cumulative effect of accounting change, after-tax                         -          -          -          -     (0.08)
                                                                              ---------    -------    -------    -------   -------
      Operating income (loss)                                                     (5.33)      1.26       1.19       1.53      1.73
      Impact of 2003 asbestos reserve addition                                    (6.66)         -          -          -         -
      Impact of severance charges                                                     -      (0.10)         -          -         -
      Impact of Bancorp litigation                                                    -          -      (0.14)         -         -
      Impact of tax related items                                                     -       0.11          -          -         -
                                                                              ---------    -------    -------    -------   -------

      Operating income before impact of 2003 asbestos reserve addition,
            Bancorp litigation, tax related items and severance charges       $    1.33    $  1.25    $  1.33    $  1.53   $  1.73

Diluted earnings (loss) per share [1]
      Net income (loss)                                                       $   (5.46)   $  1.88    $  1.20    $  1.59   $  1.93
      Less: Net realized capital gains (losses), after-tax                        (0.11)      0.65       0.05       0.10      0.33
      Add: Periodic net coupon settlements on non-qualifying derivatives,
        after-tax                                                                  0.02       0.03       0.03       0.03      0.02
      Less: Cumulative effect of accounting change, after-tax                         -          -          -          -     (0.08)
                                                                              ---------    -------    -------    -------   -------
      Operating income (loss)                                                     (5.33)      1.26       1.18       1.52      1.70
      Impact of 2003 asbestos reserve addition                                    (6.66)         -          -          -         -
      Impact of severance charges                                                     -      (0.10)         -          -         -
      Impact of Bancorp litigation                                                    -          -      (0.14)         -         -
      Impact of tax related items                                                     -       0.11          -          -         -
                                                                              ---------    -------    -------    -------   -------
      Operating income before impact of 2003 asbestos reserve addition,
            Bancorp litigation, tax related items and severance charges [2]   $    1.33    $  1.25    $  1.32    $  1.52   $  1.70
                                                                              ---------    -------    -------    -------   -------

[1] As a result of the antidilutive impact from the net loss in the quarter ended March 31, 2003, The Hartford is required by generally accepted accounting principles to use basic weighted average common shares in the calculation of the quarter ended March 31, 2003 diluted earnings per share. In the absence of the net loss, 256.1 weighted average common shares outstanding and dilutive potential common shares would have been used in the calculation for the quarter ended March 31, 2003.

[2] Calculated using weighted average common shares outstanding and dilutive potential common shares of 256.1 for the quarter ended March 31, 2003.

                                      LIFE

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                              FINANCIAL HIGHLIGHTS

                                                                         1Q           2Q          3Q           4Q
                                                                        2003         2003        2003         2003
                                                                      ---------    ---------   ---------    ---------
REVENUES
   Retail Products Group
          Individual Annuity [1]                                      $     385    $     430   $     454    $     487
          Other Retail                                                       93          103         112          123
                                                                      ---------    ---------   ---------    ---------
            Total Retail Products Group                                     478          533         566          610
   Institutional Solutions Group                                            422          470         733          485
   Individual Life                                                          244          240         249          249
   Group Benefits [2]                                                       667          638         663          656
   Other [1]                                                                (25)          81          37           62
                                                                      ---------    ---------   ---------    ---------
             TOTAL REVENUES                                           $   1,786    $   1,962   $   2,248    $   2,062
                                                                      ---------    ---------   ---------    ---------
OPERATING RESULTS BY SEGMENT
   Retail Products Group
          Individual Annuity                                          $      71    $      93   $      98    $     111
          Other Retail                                                        6            8           9           10
                                                                      ---------    ---------   ---------    ---------
            Total Retail Products Group                                      77          101         107          121
   Institutional Solutions Group                                             31           28          32           31
   Individual Life                                                           32           34          36           41
   Group Benefits                                                            34           35          38           41
   Other                                                                      2            2           8           15
                                                                      ---------    ---------   ---------    ---------
   Operating income, before Bancorp litigation and tax related items        176          200         221          249

          Bancorp litigation                                                  -            -         (40)           -
          Tax related items                                                   -           30           -            -
                                                                      ---------    ---------   ---------    ---------
   Operating income                                                         176          230         181          249

          Add:  Net realized capital gains (losses), after-tax              (29)          38           3           14
          Less: Periodic net coupon settlements on non-qualifying
                derivatives, after-tax                                        2            6           4            5
                                                                      ---------    ---------   ---------    ---------
   Income before cumulative effect of accounting change, net of tax         145          262         180          258

          Add:  Cumulative effect of accounting change, net of tax            -            -           -            -
                                                                      ---------    ---------   ---------    ---------
             NET INCOME                                               $     145    $     262   $     180    $     258
                                                                      ---------    ---------   ---------    ---------
Operating income ROE (last 12 months to equity excluding AOCI)             16.0%        16.3%       14.6%        15.0%
Operating income ROE (last 12 months to equity excluding AOCI), excluding the impacts of Bancorp litigation and
     tax related items.                                                    14.0%        14.0%       14.8%        15.2%
Assets under management                                               $ 168,173    $ 187,636   $ 192,038    $ 210,054
DAC capitalization                                                    $     342    $     386   $     441    $     457
DAC amortization                                                      $     163    $     175   $     202    $     229
DAC and PVFP assets                                                   $   5,904    $   5,927   $   6,265    $   6,623
Statutory net income (loss) (YTD)                                                                           $   1,026
Statutory surplus                                                                                           $   4,470

                                                                                   YEAR OVER
                                                                                      YEAR      SEQUENTIAL
                                                                         1Q         QUARTER       QUARTER
                                                                        2004        CHANGE        CHANGE
                                                                      ---------    ---------    ----------
REVENUES
   Retail Products Group
        Individual Annuity [1]                                        $     625         62%          28%
        Other Retail                                                        138         48%          12%
                                                                      ---------       ----         ----
          Total Retail Products Group                                       763         60%          25%
   Institutional Solutions Group                                            442          5%          (9%)
   Individual Life                                                          254          4%           2%
   Group Benefits [2]                                                     1,004         51%          53%
   Other [1]                                                                595         NM           NM
                                                                      ---------       ----         ----
             TOTAL REVENUES                                           $   3,058         71%          48%
                                                                      ---------       ----         ----

OPERATING RESULTS BY SEGMENT
   Retail Products Group
        Individual Annuity                                            $     112         58%           1%
        Other Retail                                                         15        150%          50%
                                                                      ---------       ----         ----
          Total Retail Products Group                                       127         65%           5%
   Institutional Solutions Group                                             29         (6%)         (6%)
   Individual Life                                                           34          6%         (17%)
   Group Benefits                                                            47         38%          15%
   Other                                                                     19         NM           27%
                                                                      ---------       ----         ----
   Operating income, before Bancorp litigation and tax related items        256         45%           3%

        Bancorp litigation                                                    -          -            -
        Tax related items                                                     -          -            -
                                                                      ---------       ----         ----
   Operating income                                                         256         45%           3%

        Add:  Net realized capital gains (losses), after-tax                 50         NM           NM
        Less: Periodic net coupon settlements on non-qualifying
              derivatives, after-tax                                          2          -          (60%)
                                                                      ---------       ----         ----
   Income before cumulative effect of accounting change, net of tax         304        110%          18%

        Add:  Cumulative effect of accounting change, net of tax            (23)        NM            -
                                                                      ---------       ----         ----
             NET INCOME                                               $     281         94%           9%
                                                                      ---------       ----         ----
Operating income ROE (last 12 months to equity excluding AOCI)             15.8%      (0.2)         0.8
Operating income ROE (last 12 months to equity excluding AOCI), excluding the impacts of Bancorp litigation and
     tax related items.                                                    15.8%       1.8          0.6
Assets under management                                               $ 222,712         32%           6%
DAC capitalization                                                    $     494                       8%
DAC amortization                                                      $     233                       2%
DAC and PVFP assets                                                   $   6,523                      (2%)
Statutory net income (loss) (YTD)
Statutory surplus

[1] With the adoption of SOP 03-1, certain annuity products were required to be accounted for in the general account. This change in accounting results in an increase in net investment income.

[2] Group Benefits first quarter 2004 revenues reflect $301 of total revenue associated with the newly acquired business.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                                OPERATING RESULTS

                                                                                          1Q          2Q         3Q         4Q
                                                                                         2003        2003       2003       2003
                                                                                       --------    --------   --------   --------
REVENUES
   Earned premiums                                                                     $    683    $    706   $    981   $    716
   Fee income                                                                               617         656        716        771
   Net investment income [1]                                                                503         504        512        522
   Other revenues                                                                            27          37         35         32
   Net realized capital (losses) gains [2]                                                  (44)         59          4         21
                                                                                       --------    --------   --------   --------
          TOTAL REVENUES                                                                  1,786       1,962      2,248      2,062
                                                                                      --------    --------   --------   --------
BENEFITS AND EXPENSES
   Benefits, claims and claim adjustment expenses                                         1,083       1,086      1,375      1,072
   Amortization of deferred policy acquisition costs and
      present value of future profits                                                       163         175        202        229
   Insurance operating costs and expenses                                                   351         395        379        410
   Other expenses [3]                                                                         4           3         65          -
                                                                                       --------    --------   --------   --------
          TOTAL BENEFITS AND EXPENSES                                                     1,601       1,659      2,021      1,711
                                                                                      --------    --------   --------   --------
NET INCOME
          INCOME BEFORE INCOME TAXES                                                        185         303        227        351
   Income tax expense [4]                                                                    40          41         47         93
                                                                                       --------    --------   --------   --------
          Income before cumulative effect of accounting change, net of tax                  145         262        180        258
   Cumulative effect of accounting change, net of tax                                         -           -          -          -
                                                                                       --------    --------   --------   --------
          NET INCOME                                                                        145         262        180        258
   Less:  Cumulative effect of accounting change, net of tax                                  -           -          -          -
   Less:  Net realized capital gains (losses), after-tax [2]                                (29)         38          3         14
   Add:   Periodic net coupon settlements on non-qualifying derivatives, after-tax [1]        2           6          4          5
                                                                                       --------    --------   --------   --------
          OPERATING INCOME [4] [5]                                                     $    176    $    230   $    181   $    249
                                                                                       --------    --------   --------   --------
EFFECTIVE TAX RATE - NET INCOME [4]                                                        21.6%       13.5%      20.7%      26.5%
EFFECTIVE TAX RATE - OPERATING INCOME [4]                                                  24.5%        9.1%      21.0%      26.1%
                                                                                       --------    --------   --------   --------

                                                                                                    YEAR OVER
                                                                                                       YEAR       SEQUENTIAL
                                                                                           1Q        QUARTER       QUARTER
                                                                                          2004        CHANGE        CHANGE
                                                                                        --------    ---------     ----------
REVENUES
   Earned premiums                                                                      $    995        46%           39%
   Fee income                                                                                786        27%            2%
   Net investment income [1]                                                               1,201       139%          130%
   Other revenues                                                                              -      (100%)        (100%)
   Net realized capital (losses) gains [2]                                                    76        NM            NM
                                                                                        --------       ---           ---
          TOTAL REVENUES                                                                   3,058        71%           48%
                                                                                        --------       ---           ---
BENEFITS AND EXPENSES
   Benefits, claims and claim adjustment expenses                                          1,877        73%           75%
   Amortization of deferred policy acquisition costs and
      present value of future profits                                                        233        43%            2%
   Insurance operating costs and expenses                                                    526        50%           28%
   Other expenses [3]                                                                          1       (75%)          NM
                                                                                        --------       ---           ---
          TOTAL BENEFITS AND EXPENSES                                                      2,637        65%           54%
                                                                                        --------       ---           ---
NET INCOME
          INCOME BEFORE INCOME TAXES                                                         421       128%           20%
   Income tax expense [4]                                                                    117       193%           26%
                                                                                        --------       ---           ---
          Income before cumulative effect of accounting change, net of tax                   304       110%           18%
   Cumulative effect of accounting change, net of tax                                        (23)       NM            NM
                                                                                        --------       ---           ---
          NET INCOME                                                                         281        94%            9%

   Less:  Cumulative effect of accounting change, net of tax                                 (23)       NM            NM
   Less:  Net realized capital gains (losses), after-tax [2]                                  50        NM            NM
   Add:   Periodic net coupon settlements on non-qualifying derivatives, after-tax [1]         2         -           (60%)
                                                                                        --------       ---           ---
          OPERATING INCOME [4] [5]                                                      $    256        45%            3%
                                                                                        --------       ---           ---
EFFECTIVE TAX RATE - NET INCOME [4]                                                         27.8%      6.2           1.3
EFFECTIVE TAX RATE - OPERATING INCOME [4]                                                   26.2%      1.7           0.1
                                                                                        --------       ---           ---

[1] With the adoption of SOP 03-1, certain annuity products were required to be accounted for in the general account. This change in accounting results in an increase in net investment income and benefits expense.

[2]   Includes periodic net coupon settlements on non-qualifying derivatives.

[3] The third quarter ended September 30, 2003 includes an expense related to the Bancorp litigation dispute of $62.

[4] The quarter ended June 30, 2003 includes a $30 tax benefit primarily related to the favorable treatment of certain tax items.

[5] The third quarter ended September 30, 2003 includes an after-tax expense related to the Bancorp litigation dispute of $40.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                    TOTAL ASSETS UNDER MANAGEMENT/JAPAN DATA

                                                                                                            YEAR OVER
                                                                                                               YEAR    SEQUENTIAL
                                                     1Q          2Q          3Q          4Q          1Q      QUARTER     QUARTER
                                                    2003        2003        2003        2003        2004      CHANGE     CHANGE
                                                 ----------  ----------  ----------  ----------  ---------- ---------  ----------
TOTAL ASSETS UNDER MANAGEMENT
        Assets
            General account                      $   45,060  $   47,218  $   48,028  $   50,959  $   71,348     58%       40%
            Separate account                        108,068     122,556     125,110     136,633     127,141     18%       (7%)
                                                 ----------  ----------  ----------  ----------  ----------    ---        --
                  TOTAL ASSETS                      153,128     169,774     173,138     187,592     198,489     30%        6%
                                                 ----------  ----------  ----------  ----------  ----------    ---        --
        Mutual fund assets                           15,045      17,862      18,900      22,462      24,223     61%        8%
                                                 ----------  ----------  ----------  ----------  ----------    ---        --
                  TOTAL ASSETS UNDER MANAGEMENT  $  168,173  $  187,636  $  192,038  $  210,054  $  222,712     32%        6%
                                                 ----------  ----------  ----------  ----------  ----------    ---        --
JAPAN

        ACCOUNT VALUE
        Yen Y                                    Y  273,880  Y  373,611  Y  535,180  Y  666,878  Y  846,172     NM        27%
        U.S.$                                    $    2,319  $    3,119  $    4,800  $    6,220  $    8,119     NM        31%
                                                 ----------  ----------  ----------  ----------  ----------    ---        --
        SALES
        Yen Y                                    Y   83,068  Y   71,408  Y  149,326  Y  126,708  Y  153,402     85%       21%
        U.S.$                                    $      700  $      600  $    1,276  $    1,159  $    1,436    105%       24%
                                                 ----------  ----------  ----------  ----------  ----------    ---        --

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                           CONSOLIDATED BALANCE SHEETS

                                                                           1Q            2Q         3Q           4Q
                                                                          2003         2003        2003         2003
                                                                        ---------    ---------   ---------   ---------
   Investments
       Fixed maturities, available-for-sale, at fair value              $  31,676    $  34,060   $  35,237   $  37,462
       Equity securities, available-for-sale, at fair value                   410          452         424         357
       Equity securities, trading, at fair value                                -            -           -           -
       Policy loans, at outstanding balance                                 2,876        2,889       2,533       2,512
       Other investments                                                    1,071          937         891         823
                                                                        ---------    ---------   ---------   ---------
            Total investments                                              36,033       38,338      39,085      41,154

   Cash                                                                       289          190         293         265
   Premiums receivable and agents' balances                                   191          192         205         335
   Reinsurance recoverables                                                   865          797         686         604
   Deferred policy acquisition costs and present
       value of future profits                                              5,904        5,927       6,265       6,623
   Deferred income taxes                                                     (347)        (562)       (479)       (486)
   Goodwill                                                                   796          796         796         796
   Other assets                                                             1,329        1,540       1,177       1,668
   Separate account assets                                                108,068      122,556     125,110     136,633
                                                                        ---------    ---------   ---------   ---------
            TOTAL ASSETS                                                $ 153,128    $ 169,774   $ 173,138   $ 187,592
                                                                        ---------    ---------   ---------   ---------
   Future policy benefits, unpaid claims and claim adjustment expenses  $   8,735    $   8,928   $   9,362   $  11,411
   Other policyholder funds and benefits payable                           25,252       26,255      26,241      26,186
   Unearned premiums                                                           52           51          63          58
   Other liabilities                                                        3,555        3,762       4,150       4,440
   Separate account liabilities                                           108,068      122,556     125,110     136,633
                                                                        ---------    ---------   ---------   ---------
            TOTAL LIABILITIES                                             145,662      161,552     164,926     178,728
                                                                        ---------    ---------   ---------   ---------
   Equity excluding AOCI, net of tax                                        6,664        7,039       7,263       8,003
   AOCI, net of tax                                                           802        1,183         949         861
                                                                        ---------    ---------   ---------   ---------
            TOTAL STOCKHOLDERS' EQUITY                                      7,466        8,222       8,212       8,864
                                                                        ---------    ---------   ---------   ---------
            TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $ 153,128    $ 169,774   $ 173,138   $ 187,592
                                                                        ---------    ---------   ---------   ---------
Hartford Life and Accident Insurance Company NAIC RBC                                                              301%
Hartford Life Insurance Company NAIC RBC                                                                           393%
Hartford Life and Annuity Insurance Company NAIC RBC                                                               493%
                                                                                                             ---------

                                                                                    YEAR OVER
                                                                                       YEAR      SEQUENTIAL
                                                                           1Q        QUARTER      QUARTER
                                                                          2004        CHANGE       CHANGE
                                                                        ---------   ---------    ----------
   Investments
       Fixed maturities, available-for-sale, at fair value              $  49,580        57%         32%
       Equity securities, available-for-sale, at fair value                   406        (1%)        14%
       Equity securities, trading, at fair value                            7,831        NM          NM
       Policy loans, at outstanding balance                                 2,655        (8%)         6%
       Other investments                                                    1,167         9%         42%
                                                                        ---------      ----        ----
            Total investments                                              61,639        71%         50%

   Cash                                                                       460        59%         74%
   Premiums receivable and agents' balances                                   207         8%        (38%)
   Reinsurance recoverables                                                   763       (12%)        26%
   Deferred policy acquisition costs and present
       value of future profits                                              6,523        10%         (2%)
   Deferred income taxes                                                     (927)     (167%)       (91%)
   Goodwill                                                                   796         -           -
   Other assets                                                             1,887        42%         13%
   Separate account assets                                                127,141        18%         (7%)
                                                                        ---------      ----        ----
            TOTAL ASSETS                                                $ 198,489        30%          6%
                                                                        ---------      ----        ----
   Future policy benefits, unpaid claims and claim adjustment expenses  $  11,666        34%          2%
   Other policyholder funds and benefits payable                           45,322        79%         73%
   Unearned premiums                                                           55         6%         (5%)
   Other liabilities                                                        4,542        28%          2%
   Separate account liabilities                                           127,141        18%         (7%)
                                                                        ---------      ----        ----
            TOTAL LIABILITIES                                             188,726        30%          6%
                                                                        ---------      ----        ----
   Equity excluding AOCI, net of tax                                        8,137        22%          2%
   AOCI, net of tax                                                         1,626       103%         89%
                                                                        ---------      ----        ----
            TOTAL STOCKHOLDERS' EQUITY                                      9,763        31%         10%
                                                                        ---------      ----        ----
            TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $ 198,489        30%          6%
                                                                        ---------      ----        ----
Hartford Life and Accident Insurance Company NAIC RBC
Hartford Life Insurance Company NAIC RBC
Hartford Life and Annuity Insurance Company NAIC RBC

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
      DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS

                                                                                    OTHER       INSTITUTIONAL
                                                                   INDIVIDUAL  RETAIL PRODUCTS    SOLUTIONS    INDIVIDUAL
                                                                    ANNUITY        GROUP           GROUP          LIFE
                                                                   ----------  ---------------  -------------  ----------
BALANCE, DECEMBER 31, 2002                                          $  3,691        $ 155           $  83        $ 1,656
   Adjustments to unrealized gains and losses on
      securities available - for - sale and other                        154           29              56            118
                                                                    --------        -----           -----        -------
Balance excluding adjustments to unrealized gains and losses on
      securities available - for - sale and other                   $  3,845        $ 184           $ 139        $ 1,774
   Capitalization                                                        965           98              67            233
   Acquisition of Hartford Life Group Insurance Company                    -            -               -              -
   Amortization - Deferred Policy Acquisition Costs                     (434)         (59)            (34)          (153)
   Amortization - Present Value of Future Profits                        (16)           -               -            (23)
   Amortization - Realized Capital (Losses)                                -            -               -              -
                                                                    --------        -----           -----        -------
Balance, December 31, 2003                                          $  4,360        $ 223           $ 172        $ 1,831
   Adjustments to unrealized gains and losses on
      securities available - for - sale and other                       (190)         (28)            (67)          (131)
                                                                    --------        -----           -----        -------
BALANCE, DECEMBER 31, 2003 INCLUDING ADJUSTMENTS TO UNREALIZED
      GAINS AND LOSSES ON SECURITIES AVAILABLE-FOR-SALE AND OTHER   $  4,170        $ 195           $ 105        $ 1,700
                                                                    --------        -----           -----        -------
BALANCE, DECEMBER 31, 2003                                          $  4,170        $ 195           $ 105        $ 1,700
   Adjustments to unrealized gains and losses on
      securities available - for - sale and other                        190           28              67            131
                                                                    --------        -----           -----        -------
Balance excluding adjustments to unrealized gains and losses on
      securities available - for - sale and other                   $  4,360        $ 223           $ 172        $ 1,831
   Cumulative effect of accounting change (SOP 03-1)                    (105)           -               -              -
   Capitalization                                                        286           30              18             61
   Amortization - Deferred Policy Acquisition Costs                     (146)         (18)             (9)           (34)
   Amortization - Present Value of Future Profits                         (3)           -               -             (5)
   Amortization - Realized Capital Gains                                   -            -               -              -
                                                                    --------        -----           -----        -------
Balance, March 31, 2004                                             $  4,392        $ 235           $ 181        $ 1,853
   Adjustments to unrealized gains and losses on
      securities available - for - sale and other                       (385)         (38)            (79)          (165)
                                                                    --------        -----           -----        -------
BALANCE, MARCH 31, 2004 INCLUDING ADJUSTMENTS TO UNREALIZED
      GAINS AND LOSSES ON SECURITIES AVAILABLE-FOR-SALE AND OTHER   $  4,007        $ 197           $ 102        $ 1,688
                                                                    --------        -----           -----        -------

                                                                     GROUP          OTHER
                                                                   BENEFITS  JAPAN   LIFE    TOTAL
                                                                   --------  -----  -----   -------
BALANCE, DECEMBER 31, 2002                                           $  43   $ 123  $   7   $ 5,758
   Adjustments to unrealized gains and losses on
      securities available - for - sale and other                        -       -      -       357
                                                                     -----   -----  -----   -------
Balance excluding adjustments to unrealized gains and losses on
      securities available - for - sale and other                    $  43   $ 123  $   7   $ 6,115
   Capitalization                                                       23     240      -     1,626
   Acquisition of Hartford Life Group Insurance Company                 53       -      -        53
   Amortization - Deferred Policy Acquisition Costs                    (18)    (32)     -      (730)
   Amortization - Present Value of Future Profits                        -       -      -       (39)
   Amortization - Realized Capital (Losses)                              -       -     14        14
                                                                     -----   -----  -----   -------
Balance, December 31, 2003                                           $ 101   $ 331  $  21   $ 7,039
   Adjustments to unrealized gains and losses on
      securities available - for - sale and other                        -       -      -      (416)
                                                                     -----   -----  -----   -------
BALANCE, DECEMBER 31, 2003 INCLUDING ADJUSTMENTS TO UNREALIZED
      GAINS AND LOSSES ON SECURITIES AVAILABLE-FOR-SALE AND OTHER    $ 101   $ 331  $  21   $ 6,623
                                                                     -----   -----  -----   -------
BALANCE, DECEMBER 31, 2003                                           $ 101   $ 331  $  21   $ 6,623
   Adjustments to unrealized gains and losses on
      securities available - for - sale and other                        -       -      -       416
                                                                     -----   -----  -----   -------
Balance excluding adjustments to unrealized gains and losses on
      securities available - for - sale and other                    $ 101   $ 331  $  21   $ 7,039
   Cumulative effect of accounting change (SOP 03-1)                     -       -      -      (105)
   Capitalization                                                        9      90      -       494
   Amortization - Deferred Policy Acquisition Costs                     (5)    (13)     -      (225)
   Amortization - Present Value of Future Profits                        -       -      -        (8)
   Amortization - Realized Capital Gains                                 -       -     (5)       (5)
                                                                     -----   -----  -----   -------
Balance, March 31, 2004                                              $ 105   $ 408  $  16   $ 7,190
   Adjustments to unrealized gains and losses on
      securities available - for - sale and other                        -       -      -      (667)
                                                                     -----   -----  -----   -------
BALANCE, MARCH 31, 2004 INCLUDING ADJUSTMENTS TO UNREALIZED
      GAINS AND LOSSES ON SECURITIES AVAILABLE-FOR-SALE AND OTHER    $ 105   $ 408  $  16   $ 6,523
                                                                     -----   -----  -----   -------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                        REINSURANCE RECOVERABLE ANALYSIS
                             As of DECEMBER 31, 2003

STATUTORY RESERVE CREDIT AND AMOUNTS RECOVERABLE

Gross statutory reinsurance reserve credit               $ 1,606
Liability for reinsurance in unauthorized companies           (4)
                                                         -------
   Net statutory reinsurance reserve credit              $ 1,602
                                                         -------
Statutory amounts recoverable from reinsurers            $   200
                                                         -------

The top ten reinsurers represent $1,516 or 84% of the total statutory reserve credit and amounts recoverable.

      - 19% of this amount is with reinsurers rated "A++" by A.M. Best at April 12, 2004.

      - 36% of this amount is with reinsurers rated "A+" by A.M. Best at April 12, 2004.

      - 40% of this amount is with reinsurers rated "A-" by A.M. Best at April 12, 2004.

      - 5% of this amount is with reinsurers rated "B+" by A.M. Best at April 12, 2004.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
          STATUTORY SURPLUS TO GAAP STOCKHOLDERS' EQUITY RECONCILIATION

                                                                         DECEMBER 31, 2003    DECEMBER 31, 2002
                                                                         -----------------    -----------------
Statutory Capital and Surplus                                                  $ 4,470               $ 3,019
GAAP Adjustments
               Investment in subsidiaries                                         (390)                 (194)
               Deferred policy acquisition costs                                 6,623                 5,758
               Deferred taxes                                                     (679)                 (445)
               Benefit reserves                                                 (3,664)               (2,887)
               Unrealized gains on investments, net of impairments               1,945                 1,334
               Asset valuation reserve and interest maintenance reserve            460                   200
               Goodwill                                                            472                   559
               Other, net                                                         (373)                  (80)
                                                                               -------               -------
GAAP STOCKHOLDERS' EQUITY                                                      $ 8,864               $ 7,264
                                                                               -------               -------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                   RETAIL PRODUCTS GROUP - INDIVIDUAL ANNUITY
                                INCOME STATEMENTS

                                                                                                               YEAR OVER
                                                                                                                 YEAR     SEQUENTIAL
                                                                         1Q      2Q      3Q      4Q      1Q     QUARTER    QUARTER
                                                                        2003    2003    2003    2003    2004    CHANGE     CHANGE
                                                                        -----   -----   -----   -----   -----  ---------  ----------
REVENUES
     PREMIUMS AND OTHER CONSIDERATIONS
        Variable annuity fees                                           $ 231   $ 259   $ 296   $ 326   $ 359      55%       10%
        Other fees                                                         38      33      28      32      26     (32%)     (19%)
                                                                        -----   -----   -----   -----   -----     ---       ---
             TOTAL FEE INCOME                                             269     292     324     358     385      43%        8%

        Net guaranteed separate account income                             20      25      29      27       -    (100%)    (100%)

        Direct premiums                                                    28      30      20      18      20     (29%)      11%
        Reinsurance premiums                                              (37)    (32)    (29)    (32)    (34)      8%       (6%)
                                                                        -----   -----   -----   -----   -----     ---       ---
                  TOTAL PREMIUMS AND OTHER CONSIDERATIONS                 280     315     344     371     371      33%        -

     NET INVESTMENT INCOME
        Net investment income on G/A assets                               116     127     128     125     275     137%      120%
        Net investment income on assigned capital                          14      16      16      18      16      14%      (11%)
        Charge for invested capital                                       (30)    (31)    (36)    (36)    (36)    (20%)       -
                                                                        -----   -----   -----   -----   -----     ---       ---
                  TOTAL NET INVESTMENT INCOME                             100     112     108     107     255     155%      138%
     Net realized capital gains (losses) [1]                                5       3       2       9      (1)     NM        NM
                                                                        -----   -----   -----   -----   -----     ---       ---
                  TOTAL REVENUES                                          385     430     454     487     625      62%       28%

BENEFITS AND EXPENSES
     BENEFITS AND CLAIMS
        Death benefits                                                     17      14      12       8       4     (76%)     (50%)
        Other contract benefits                                            23      20      15      15      16     (30%)       7%
        Change in reserve                                                  12      16      10       7       9     (25%)      29%
        Sales inducements                                                  15      16      18      17       6     (60%)     (65%)
        Interest credited on G/A assets                                    68      74      73      69     211      NM        NM
                                                                        -----   -----   -----   -----   -----     ---       ---
                  TOTAL BENEFITS AND CLAIMS                               135     140     128     116     246      82%      112%

     OTHER INSURANCE EXPENSES
        Commissions & wholesaling expenses                                230     281     286     290     325      41%       12%
        Operating expenses                                                 45      49      46      50      46       2%       (8%)
        Premium taxes and other expenses                                    6       4       5       2       4     (33%)     100%
                                                                        -----   -----   -----   -----   -----     ---       ---
             SUBTOTAL - EXPENSES BEFORE DEFERRAL                          281     334     337     342     375      33%       10%
        Deferred policy acquisition costs                                (205)   (250)   (256)   (254)   (286)    (40%)     (13%)
                                                                        -----   -----   -----   -----   -----     ---       ---
                  TOTAL OTHER INSURANCE EXPENSE                            76      84      81      88      89      17%        1%
        Amortization of deferred policy acquisition costs
        and present value of future profits                                87     101     125     137     149      71%        9%
                                                                        -----   -----   -----   -----   -----     ---       ---
                  TOTAL BENEFITS AND EXPENSES                             298     325     334     341     484      62%       42%
             INCOME BEFORE INCOME TAX EXPENSE                              87     105     120     146     141      62%       (3%)
        Income tax expense (benefit)                                       16      (7)     22      31      30      88%       (3%)
                                                                        -----   -----   -----   -----   -----     ---       ---
        INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE               71     112      98     115     111      56%       (3%)
        Cumulative effect of accounting change, net of tax                  -       -       -       -     (19)      -         -
                                                                        -----   -----   -----   -----   -----     ---       ---
                  NET INCOME                                               71     112      98     115      92      30%      (20%)
        Less: Cumulative effect of accounting change, net of tax            -       -       -       -     (19)      -         -
        Less: Non operating net realized gains (losses), net of tax [2]     -       -       -       4      (1)      -        NM
                                                                        -----   -----   -----   -----   -----     ---       ---
                  OPERATING INCOME                                         71     112      98     111     112      58%        1%
        Less: Tax related items                                             -      19       -       -       -       -         -
                                                                        -----   -----   -----   -----   -----     ---       ---
                  OPERATING INCOME, BEFORE TAX RELATED ITEMS            $  71   $  93   $  98   $ 111   $ 112      58%        1%

[1] Includes periodic net coupon settlements on non-qualifying derivatives and derivatives used as economic hedges of policyholder liabilities.

[2] Net gains (losses) on derivatives used as economic hedges of certain policyholder liabilities.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                          RETAIL PRODUCTS GROUP - OTHER
                                INCOME STATEMENTS

                                                                                                         YEAR OVER
                                                                                                           YEAR       SEQUENTIAL
                                                                  1Q      2Q      3Q      4Q      1Q      QUARTER      QUARTER
                                                                 2003    2003    2003    2003    2004     CHANGE        CHANGE
                                                                 -----   -----   -----   -----   -----   ---------    ----------
REVENUES
     PREMIUMS AND OTHER CONSIDERATIONS
        Variable annuity fees                                    $   8   $   8   $  11   $  13   $  16      100%          23%
        Mutual fund and other fees                                  67      76      84      92     105       57%          14%
                                                                 -----   -----   -----   -----   -----      ---          ---
             TOTAL FEE INCOME                                       75      84      95     105     121       61%          15%
        Direct premiums                                              -       3      (1)      1       -        -         (100%)
        Reinsurance premiums                                         -       -       -       -       -        -            -
                                                                 -----   -----   -----   -----   -----      ---          ---
                  TOTAL PREMIUMS AND OTHER CONSIDERATIONS           75      87      94     106     121       61%          14%

     NET INVESTMENT INCOME
        Net investment income on G/A assets                         16      16      16      17      17        6%           -
        Net investment income on assigned capital                    -       1       1       -       -        -            -
        Charge for invested capital                                  1      (1)      -       -       -     (100%)          -
                                                                 -----   -----   -----   -----   -----      ---          ---
                  TOTAL NET INVESTMENT INCOME                       17      16      17      17      17        -            -
     Net realized capital gains (losses) [1]                         1       -       1       -       -     (100%)          -
                                                                 -----   -----   -----   -----   -----      ---          ---
                  TOTAL REVENUES                                    93     103     112     123     138       48%          12%

BENEFITS AND EXPENSES
     BENEFITS AND CLAIMS
        Other contract benefits                                      2       1       2       2       2        -            -
        Change in reserve                                            -       -       -       -      (1)       -            -
        Sales inducements                                            -       1       -       -       -        -            -
        Interest credited on G/A assets                             10      11      10      10      10        -            -
                                                                 -----   -----   -----   -----   -----      ---          ---
                  TOTAL BENEFITS AND CLAIMS                         12      13      12      12      11       (8%)         (8%)

     OTHER INSURANCE EXPENSES
        Commissions & wholesaling expenses                          43      54      58      69      79       84%          14%
        Operating expenses                                          30      32      37      38      35       17%          (8%)
        Premium taxes and other expenses                             3       3       1       3       2      (33%)        (33%)
                                                                 -----   -----   -----   -----   -----      ---          ---
             SUBTOTAL - EXPENSES BEFORE DEFERRAL                    76      89      96     110     116       53%           5%
        Deferred policy acquisition costs                          (20)    (24)    (24)    (30)    (30)     (50%)          -
                                                                 -----   -----   -----   -----   -----      ---          ---
                  TOTAL OTHER INSURANCE EXPENSE                     56      65      72      80      86       54%           8%
        Amortization of deferred policy acquisition costs           16      13      14      16      18       13%          13%
                                                                 -----   -----   -----   -----   -----      ---          ---
                  TOTAL BENEFITS AND EXPENSES                       84      91      98     108     115       37%           6%
             INCOME BEFORE INCOME TAX EXPENSE                        9      12      14      15      23      156%          53%
        Income tax expense                                           3       3       5       5       8      167%          60%
                                                                 -----   -----   -----   -----   -----      ---          ---
                  NET INCOME                                         6       9       9      10      15      150%          50%
        Less: Non operating net realized gains (losses),
          net of tax                                                 -       -       -       -       -        -            -
                                                                 -----   -----   -----   -----   -----      ---          ---
                  OPERATING INCOME                                   6       9       9      10      15      150%          50%
        Less: Tax related items                                      -       1       -       -       -        -            -
                                                                 -----   -----   -----   -----   -----      ---          ---
                  OPERATING INCOME, BEFORE TAX RELATED ITEMS     $   6   $   8   $   9   $  10   $  15      150%          50%

[1]   Includes periodic net coupon settlements on non-qualifying derivatives.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                              RETAIL PRODUCTS GROUP
                    SUPPLEMENTAL DATA - SALES/OTHER DEPOSITS

                                                                                                    YEAR OVER
                                                                                                      YEAR       SEQUENTIAL
                                                              1Q      2Q      3Q      4Q      1Q     QUARTER      QUARTER
                                                             2003    2003    2003    2003    2004     CHANGE       CHANGE
                                                            ------  ------  ------  ------  ------  ---------    ----------
SALES
         INDIVIDUAL ANNUITY
               Broker-dealer                                $2,521  $3,003  $2,853  $2,824  $3,082      22%          9%
               Banks                                           980   1,305   1,464   1,530   1,619      65%          6%
                                                            ------  ------  ------  ------  ------     ---          --
                    TOTAL SALES BY DISTRIBUTION             $3,501  $4,308  $4,317  $4,354  $4,701      34%          8%
                                                            ------  ------  ------  ------  ------     ---          --

               Variable                                     $3,437  $4,206  $3,954  $4,074  $4,581      33%         12%
               Fixed MVA/other                                  64     102     363     280     120      88%        (57%)
                                                            ------  ------  ------  ------  ------     ---          --
                    TOTAL SALES BY PRODUCT                  $3,501  $4,308  $4,317  $4,354  $4,701      34%          8%
                                                            ------  ------  ------  ------  ------     ---          --

         RETAIL MUTUAL FUNDS                                $  848  $1,151  $1,138  $1,634  $1,942     129%         19%

         401K
               Annuity                                      $  179  $  276  $  337  $  570  $  279      56%        (51%)
               Mutual funds                                      3       -       -       -       -    (100%)         -
                                                            ------  ------  ------  ------  ------     ---          --
                    TOTAL 401K                              $  182  $  276  $  337  $  570  $  279      53%        (51%)
                                                            ------  ------  ------  ------  ------     ---          --

         529 COLLEGE SAVINGS PLAN/SPECIALTY PRODUCTS/OTHER  $   36  $   49  $   56  $   91  $  100     178%         10%
                                                            ------  ------  ------  ------  ------     ---          --

SALES & OTHER DEPOSITS
         Individual Annuity
               Variable                                     $3,437  $4,206  $3,954  $4,074  $4,581      33%         12%
               Fixed MVA/other                                 140     191     452     365     232      66%        (36%)
                                                            ------  ------  ------  ------  ------     ---          --
                    TOTAL INDIVIDUAL ANNUITY                 3,577   4,397   4,406   4,439   4,813      35%          8%
                                                            ------  ------  ------  ------  ------     ---          --

         RETAIL MUTUAL FUNDS                                   848   1,151   1,138   1,634   1,942     129%         19%

         401K
               Annuity                                         396     327     409     440     650      64%         48%
               Mutual funds                                     45      52      55      63      70      56%         11%
                                                            ------  ------  ------  ------  ------     ---          --
                    TOTAL 401K                                 441     379     464     503     720      63%         43%
                                                            ------  ------  ------  ------  ------     ---          --

         529 COLLEGE SAVINGS PLAN/SPECIALTY PRODUCTS/OTHER      36      49      56      91     100     178%         10%
                                                            ------  ------  ------  ------  ------     ---          --
                         TOTAL RETAIL PRODUCTS GROUP        $4,902  $5,976  $6,064  $6,667  $7,575      55%         14%
                                                            ------  ------  ------  ------  ------     ---          --

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                              RETAIL PRODUCTS GROUP
                   SUPPLEMENTAL DATA - ASSETS UNDER MANAGEMENT

                                                                       1Q        2Q        3Q        4Q
                                                                      2003      2003      2003      2003
                                                                    --------  --------  --------  --------
INDIVIDUAL ANNUITY
       General account                                              $  9,523  $  9,899  $  9,796  $  9,351
       Guaranteed separate account                                     9,747     9,685     9,996    10,239
       Non-guaranteed separate account                                55,379    64,751    68,719    78,126
                                                                    --------  --------  --------  --------
          TOTAL INDIVIDUAL ANNUITY                                  $ 74,649  $ 84,335  $ 88,511  $ 97,716
                                                                    --------  --------  --------  --------

401K
       General account                                              $  1,000  $  1,006  $  1,027  $  1,024
       Non-guaranteed separate account                                 2,212     2,694     3,017     3,582
                                                                    --------  --------  --------  --------
          Total 401K                                                $  3,212  $  3,700  $  4,044  $  4,606
                                                                    --------  --------  --------  --------

TOTAL RETAIL PRODUCTS GROUP
       General account                                              $ 10,523  $ 10,905  $ 10,823  $ 10,375
       Guaranteed separate account                                     9,747     9,685     9,996    10,239
       Non-guaranteed separate account                                57,591    67,445    71,736    81,708
                                                                    --------  --------  --------  --------
          TOTAL RETAIL PRODUCTS GROUP ACCOUNT VALUE                 $ 77,861  $ 88,035  $ 92,555  $102,322
                                                                    --------  --------  --------  --------

BY PRODUCT
       INDIVIDUAL ANNUITY
          Individual Variable Annuities
               General account                                      $  8,620  $  8,959  $  8,816  $  8,345
               Separate account                                       55,427    64,789    68,756    78,156
                                                                    --------  --------  --------  --------
               Total individual variable annuities                    64,047    73,748    77,572    86,501

          Fixed MVA & other individual annuities                      10,602    10,587    10,939    11,215
                                                                    --------  --------  --------  --------
               TOTAL INDIVIDUAL ANNUITY                               74,649    84,335    88,511    97,716
                                                                    --------  --------  --------  --------

       401K - ANNUITY                                                  3,212     3,700     4,044     4,606

               TOTAL RETAIL PRODUCTS GROUP ACCOUNT VALUE              77,861    88,035    92,555   102,322

       SPECIALTY PRODUCTS/OTHER - SEGREGATED ASSETS                        7        20        30        48

       MUTUAL FUND ASSETS
          Retail mutual fund assets                                   13,742    16,290    17,208    20,301
          401K mutual fund assets                                        394       471       502       585
          Specialty Product/Other mutual fund assets                      84       104       122       109
          529 College Savings Plan assets                                108       147       177       259
                                                                    --------  --------  --------  --------
               TOTAL MUTUAL FUND ASSETS                               14,328    17,012    18,009    21,254
                                                                    --------  --------  --------  --------
               TOTAL RETAIL PRODUCTS GROUP ASSETS UNDER MANAGEMENT  $ 92,196  $105,067  $110,594  $123,624
                                                                    --------  --------  --------  --------

                                                                              YEAR OVER
                                                                                 YEAR      SEQUENTIAL
                                                                       1Q      QUARTER      QUARTER
                                                                      2004     CHANGE       CHANGE
                                                                    --------  ---------    ----------
INDIVIDUAL ANNUITY
       General account                                              $ 19,338    103%          107%
       Guaranteed separate account                                         -   (100%)        (100%)
       Non-guaranteed separate account                                82,360     49%            5%
                                                                    --------    ---           ---
          TOTAL INDIVIDUAL ANNUITY                                  $101,698     36%            4%
                                                                    --------    ---           ---

401K
       General account                                              $  1,048      5%            2%
       Non-guaranteed separate account                                 4,110     86%           15%
                                                                    --------    ---           ---
          Total 401K                                                $  5,158     61%           12%
                                                                    --------    ---           ---

TOTAL RETAIL PRODUCTS GROUP
       General account                                              $ 20,386     94%           96%
       Guaranteed separate account                                         -   (100%)        (100%)
       Non-guaranteed separate account                                86,470     50%            6%
                                                                    --------    ---           ---
          TOTAL RETAIL PRODUCTS GROUP ACCOUNT VALUE                 $106,856     37%            4%
                                                                    --------    ---           ---

BY PRODUCT
       INDIVIDUAL ANNUITY
          Individual Variable Annuities
               General account                                      $  7,999     (7%)          (4%)
               Separate account                                       82,387     49%            5%
                                                                    --------    ---           ---
               Total individual variable annuities                    90,386     41%            4%

          Fixed MVA & other individual annuities                      11,312      7%            1%
                                                                    --------    ---           ---
               TOTAL INDIVIDUAL ANNUITY                              101,698     36%            4%
                                                                    --------    ---           ---

       401K - ANNUITY                                                  5,158     61%           12%

               TOTAL RETAIL PRODUCTS GROUP ACCOUNT VALUE             106,856     37%            4%

       SPECIALTY PRODUCTS/OTHER - SEGREGATED ASSETS                       72     NM            50%

       MUTUAL FUND ASSETS
          Retail mutual fund assets                                   21,888     59%            8%
          401K mutual fund assets                                        644     63%           10%
          Specialty Product/Other mutual fund assets                     121     44%           11%
          529 College Savings Plan assets                                324     NM            25%
                                                                    --------    ---           ---
               TOTAL MUTUAL FUND ASSETS                               22,977     60%            8%
                                                                    --------    ---           ---
               TOTAL RETAIL PRODUCTS GROUP ASSETS UNDER MANAGEMENT  $129,905     41%            5%
                                                                    --------    ---           ---

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                              RETAIL PRODUCTS GROUP
     SUPPLEMENTAL DATA - INDIVIDUAL ANNUITY - ACCOUNT VALUE ROLLFORWARD [1]

                                                                      1Q         2Q         3Q         4Q         1Q
                                                                     2003       2003       2003       2003       2004
                                                                   --------   --------   --------   --------   --------
VARIABLE ANNUITIES        BEGINNING BALANCE                        $ 64,343   $ 64,047   $ 73,748   $ 77,572   $ 86,501
       Sales/premiums/other deposits                                  3,437      4,206      3,954      4,074      4,581
       Surrenders                                                    (1,800)    (1,467)    (1,427)    (2,163)    (2,033)
       Death benefits/annuitizations/other                             (307)      (297)      (270)      (278)      (359)
       Net exchanges                                                      8         23         11          5         12
                                                                   --------   --------   --------   --------   --------
            Net Flows                                                 1,338      2,465      2,268      1,638      2,201
       Change in market value/change in reserve/interest credited    (1,634)     7,236      1,556      7,291      1,684
                                                                   --------   --------   --------   --------   --------
                          ENDING BALANCE                           $ 64,047   $ 73,748   $ 77,572   $ 86,501   $ 90,386
                                                                   --------   --------   --------   --------   --------

FIXED MVA AND OTHER       BEGINNING BALANCE                        $ 10,565   $ 10,602   $ 10,587   $ 10,939   $ 11,215
       Sales/premiums/other deposits                                    140        191        452        365        232
       Surrenders                                                      (152)      (239)      (149)      (159)      (176)
       Death benefits/annuitizations/other                              (99)      (113)       (98)       (93)      (105)
       Net exchanges                                                     (7)       (21)       (11)        (4)       (12)
                                                                   --------   --------   --------   --------   --------
            Net Flows                                                  (118)      (182)       194        109        (61)
       Change in market value/change in reserve/interest credited       155        167        158        167        158
                                                                   --------   --------   --------   --------   --------
                          ENDING BALANCE                           $ 10,602   $ 10,587   $ 10,939   $ 11,215   $ 11,312
                                                                   --------   --------   --------   --------   --------

TOTAL INDIVIDUAL ANNUITY  BEGINNING BALANCE                        $ 74,908   $ 74,649   $ 84,335   $ 88,511   $ 97,716
       Sales/premiums/other deposits                                  3,577      4,397      4,406      4,439      4,813
       Surrenders                                                    (1,952)    (1,706)    (1,576)    (2,322)    (2,209)
       Death benefits/annuitizations/other                             (406)      (410)      (368)      (371)      (464)
       Net exchanges                                                      1          2          -          1          -
                                                                   --------   --------   --------   --------   --------
            Net Flows                                                 1,220      2,283      2,462      1,747      2,140
       Change in market value/change in reserve/interest credited    (1,479)     7,403      1,714      7,458      1,842
                                                                   --------   --------   --------   --------   --------
                          ENDING BALANCE                           $ 74,649   $ 84,335   $ 88,511   $ 97,716   $101,698
                                                                   --------   --------   --------   --------   --------

[1] Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                              RETAIL PRODUCTS GROUP
        SUPPLEMENTAL DATA - OTHER RETAIL - ACCOUNT VALUE ROLLFORWARD [1]

                                                                     1Q         2Q         3Q         4Q         1Q
                                                                    2003       2003       2003       2003       2004
                                                                  --------   --------   --------   --------   --------
401K                   ACCOUNT VALUE ROLLFORWARD
(EXCLUDING ALL MUTUAL FUNDS)              BEGINNING BALANCE       $  2,972   $  3,212   $  3,700   $  4,044   $  4,606
                    Sales/premiums/other deposits                      396        327        409        440        650
                    Surrenders                                        (100)      (107)      (138)      (205)      (197)
                    Death benefits/annuitizations/other                (10)        (9)        (8)        (1)        (8)
                                                                  --------   --------   --------   --------   --------
                         Net Flows                                     286        211        263        234        445
                    Change in market value/change in reserve/
                      interest credited                                (46)       277         81        328        107
                                                                  --------   --------   --------   --------   --------
                                          ENDING BALANCE          $  3,212   $  3,700   $  4,044   $  4,606   $  5,158
                                                                  --------   --------   --------   --------   --------

RETAIL MUTUAL FUNDS   ASSET ROLLFORWARD
                                          BEGINNING BALANCE       $ 14,079   $ 13,742   $ 16,290   $ 17,208   $ 20,301
                    Sales                                              848      1,151      1,138      1,634      1,942
                    Redemptions                                       (716)      (615)      (654)      (631)      (887)
                                                                  --------   --------   --------   --------   --------
                         Net Sales                                     132        536        484      1,003      1,055
                    Change in market value                            (458)     2,028        462      2,110        557
                    Other                                              (11)       (16)       (28)       (20)       (25)
                                                                  --------   --------   --------   --------   --------
                                          ENDING BALANCE          $ 13,742   $ 16,290   $ 17,208   $ 20,301   $ 21,888
                                                                  --------   --------   --------   --------   --------

[1] Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                   RETAIL PRODUCTS GROUP - INDIVIDUAL ANNUITY
              SUPPLEMENTAL DATA - GUARANTEED MINIMUM DEATH BENEFITS

                                                                      AS OF MARCH 31, 2004
                                                          -----------------------------------------
                                                          ACCOUNT  NET AMT AT    % of NAR  RETAINED
                                                           VALUE      RISK      REINSURED    NAR
                                                          -------  ----------   ---------  --------
BREAKDOWN OF VARIABLE ANNUITY ACCOUNT VALUE BY GMDB TYPE
Maximum anniversary value (MAV) [1]
       MAV only                                           $62,274    $ 8,623       89%      $   935
       with 5% rollup [2]                                   5,000        662       82%          120
       with Earnings Protection Benefit Rider (EPB)         3,575        133       70%           40
       with 5% rollup & EPB                                 1,482        108       83%           18
                                                          -------    -------       --       -------
       Total MAV                                           72,331      9,526       88%        1,113
Asset Protection Benefit (APB) [3]                          8,816         12       29%            9
Ratchet [4] (5 years)                                          46          4       98%            0
Reset [5] (5-7 years)                                       8,761        910        0%          910
Return of Premium [6]/Other                                   432         10        2%           10
                                                          -------    -------       --       -------
       TOTAL                                              $90,386    $10,462       80%      $ 2,042
                                                          -------    -------       --       -------

                                                              AS OF         AS OF          AS OF           AS OF        AS OF
                                                            MARCH 31,      JUNE 30,    SEPTEMBER 30,   DECEMBER 31,   MARCH 31,
                                                              2003          2003           2003            2003          2004
                                                           -----------   -----------   -------------   ------------  -----------
OTHER DATA
S&P 500 Index Value at end of period                            848.18        974.50         995.97       1,111.92      1,126.21
Total Account Value                                        $    64,047   $    73,748    $    77,572     $   86,500   $    90,386
Net Amount at risk                                              23,587        17,375         16,200         11,388        10,462
Retained net amount at risk                                      4,423         3,767          3,689          2,230         2,042
GMDB net GAAP liability [7]                                          -             -              -              -           106
GMDB net statutory reserve                                         286           233            205            149           160
Present value of retained guaranteed death benefits [8]            191           183            176            132           141
95% Confidence interval of present value of retained
       guaranteed death benefits [8]                        (108 - 396)   (121 - 387)    (110 - 368)     (88 - 282)    (77 - 417)
                                                           -----------   -----------    -----------     ----------   -----------
Embedded value of variable annuity in-force business [9]
       Value of in-force                                   $     2,332   $     2,545    $     2,492     $    2,805   $     2,941
       Cost of capital                                            (281)         (339)          (350)          (400)         (401)
                                                           -----------   -----------    -----------     ----------   -----------
       TOTAL EMBEDDED VALUE                                $     2,051   $     2,206    $     2,142     $    2,405   $     2,540
                                                           -----------   -----------    -----------     ----------   -----------

[1] MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

[2] Rollup: the death benefit is the greatest of current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 or 100% of adjusted premiums.

[3] APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[4] Ratchet: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any specified anniversary before age 85 (adjusted for withdrawals).

[5] Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

[6] Return of premium: the death benefit is the greater of current account value and net premiums paid.

[7]   This reserve was established for GAAP in 2004 with the adoption of SOP
      03-1.

[8] For the March 31, 2004 determination of the 95% confidence interval of present value retained guaranteed death benefits, the Hartford enhanced and expanded the stochastically generated investment performance scenarios to 1,000. This more refined projection of the range of future death claims results in a wider confidence interval.

[9] Significant Assumptions: (a) 9.25% Cost of capital, (b) 9% separate account appreciation, (c) 35% Effective tax rate. Excludes the value of statutory surplus required to support the in-force business.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                          INSTITUTIONAL SOLUTIONS GROUP
                                INCOME STATEMENTS



                                                                             1Q      2Q      3Q      4Q
                                                                            2003    2003    2003    2003
                                                                            -----   -----   -----   -----
REVENUES
     PREMIUMS AND OTHER CONSIDERATIONS
         Variable annuity and life fees                                     $  19   $  22   $  22   $  25
         Cost of insurance charges                                             53      53      51      50
         Other fees                                                             3       1       -       -
                                                                            -----   -----   -----   -----
              TOTAL FEE INCOME                                                 75      76      73      75

         Net guaranteed separate account income                                 2       3       2       2

         Direct premiums                                                      100     142     403     150
                                                                            -----   -----   -----   -----
                   TOTAL PREMIUMS AND OTHER CONSIDERATIONS                    177     221     478     227

     NET INVESTMENT INCOME
         Net investment income on G/A assets                                  238     236     245     247
         Net investment income on assigned capital                              6       7       6       7
         Charge for invested capital                                            -       1       1       1
                                                                            -----   -----   -----   -----
                   TOTAL NET INVESTMENT INCOME                                244     244     252     255
     Net realized capital gains (losses) [1]                                    1       5       3       3
                                                                            -----   -----   -----   -----
                   TOTAL REVENUES                                             422     470     733     485

BENEFITS AND EXPENSES
     BENEFITS AND CLAIMS
         Death benefits                                                        53      37      39      38
         Other contract benefits                                               75      76      74      66
         Change in reserve                                                     71     118     387     148
         Sales inducements                                                      -       -       1       -
         Interest credited on G/A assets                                      136     143     144     143
                                                                            -----   -----   -----   -----
                   TOTAL BENEFITS AND CLAIMS                                  335     374     645     395

     OTHER INSURANCE EXPENSES
         Commissions & wholesaling expenses                                    10      11      10      13
         Operating expenses                                                    25      28      29      31
         Dividends to policyholders                                            14      25      14       7
         Premium taxes and other expenses [2]                                   2       -      62      (2)
                                                                            -----   -----   -----   -----
              SUBTOTAL - EXPENSES BEFORE DEFERRAL                              51      64     115      49
         Deferred policy acquisition costs                                    (15)    (16)    (17)    (19)
                                                                            -----   -----   -----   -----
                   TOTAL OTHER INSURANCE EXPENSE                               36      48      98      30
         Amortization of deferred policy acquisition costs                      6       7       6      15
                                                                            -----   -----   -----   -----
                   TOTAL BENEFITS AND EXPENSES                                377     429     749     440

              INCOME BEFORE INCOME TAX EXPENSE                                 45      41     (16)     45
         Income tax expense (benefit)                                          14      12      (8)     14
                                                                            -----   -----   -----   -----
         INCOME  BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE                 31      29      (8)     31
         Cumulative effect of accounting change, net of tax                     -       -       -       -
                                                                            -----   -----   -----   -----

                   NET INCOME                                                  31      29      (8)     31
         Less: Cumulative effect of accounting change, net of tax               -       -       -       -
         Less: Non operating net realized gains (losses), net of tax            -       -       -       -
                                                                            -----   -----   -----   -----
                   OPERATING INCOME                                            31      29      (8)     31
         Less: Bancorp litigation                                               -       -     (40)      -
         Less: Tax related items                                                -       1       -       -
                                                                            -----   -----   -----   -----
         OPERATING INCOME, BEFORE BANCORP LITIGATION AND TAX RELATED ITEMS  $  31   $  28   $  32   $  31

                                                                                    YEAR OVER
                                                                                      YEAR       SEQUENTIAL
                                                                             1Q      QUARTER       QUARTER
                                                                            2004     CHANGE        CHANGE
                                                                            -----   ---------    ----------
REVENUES
     PREMIUMS AND OTHER CONSIDERATIONS
         Variable annuity and life fees                                     $  25       32%           -
         Cost of insurance charges                                             47      (11%)         (6%)
         Other fees                                                             2      (33%)          -
                                                                            -----      ---          ---
              TOTAL FEE INCOME                                                 74       (1%)         (1%)

         Net guaranteed separate account income                                 -     (100%)       (100%)

         Direct premiums                                                      109        9%         (27%)
                                                                            -----      ---          ---
                   TOTAL PREMIUMS AND OTHER CONSIDERATIONS                    183        3%         (19%)

     NET INVESTMENT INCOME
         Net investment income on G/A assets                                  249        5%           1%
         Net investment income on assigned capital                              7       17%           -
         Charge for invested capital                                            1        -            -
                                                                            -----      ---          ---
                   TOTAL NET INVESTMENT INCOME                                257        5%           1%
     Net realized capital gains (losses) [1]                                    2      100%         (33%)
                                                                            -----      ---          ---
                   TOTAL REVENUES                                             442        5%          (9%)

BENEFITS AND EXPENSES
     BENEFITS AND CLAIMS
         Death benefits                                                        37      (30%)         (3%)
         Other contract benefits                                               82        9%          24%
         Change in reserve                                                     94       32%         (36%)
         Sales inducements                                                      -        -            -
         Interest credited on G/A assets                                      142        4%          (1%)
                                                                            -----      ---          ---
                   TOTAL BENEFITS AND CLAIMS                                  355        6%         (10%)

     OTHER INSURANCE EXPENSES
         Commissions & wholesaling expenses                                    10        -          (23%)
         Operating expenses                                                    30       20%          (3%)
         Dividends to policyholders                                            12      (14%)         71%
         Premium taxes and other expenses [2]                                   3       50%          NM
                                                                            -----      ---          ---
              SUBTOTAL - EXPENSES BEFORE DEFERRAL                              55        8%          12%
         Deferred policy acquisition costs                                    (18)     (20%)          5%
                                                                            -----      ---          ---
                   TOTAL OTHER INSURANCE EXPENSE                               37        3%          23%
         Amortization of deferred policy acquisition costs                      9       50%         (40%)
                                                                            -----      ---          ---
                   TOTAL BENEFITS AND EXPENSES                                401        6%          (9%)

              INCOME BEFORE INCOME TAX EXPENSE                                 41       (9%)         (9%)
         Income tax expense (benefit)                                          12      (14%)        (14%)
                                                                            -----      ---          ---
         INCOME  BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE                 29       (6%)         (6%)
         Cumulative effect of accounting change, net of tax                    (1)       -            -
                                                                            -----      ---          ---

                   NET INCOME                                                  28      (10%)        (10%)
         Less: Cumulative effect of accounting change, net of tax              (1)       -            -
         Less: Non operating net realized gains (losses), net of tax            -        -            -
                                                                            -----      ---          ---
                   OPERATING INCOME                                            29       (6%)         (6%)
         Less: Bancorp litigation                                               -        -            -
         Less: Tax related items                                                -        -            -
                                                                            -----      ---          ---
         OPERATING INCOME, BEFORE BANCORP LITIGATION AND TAX RELATED ITEMS  $  29       (6%)         (6%)

[1]   Includes periodic net coupon settlements on non-qualifying derivatives.

[2] The third quarter ended September 30, 2003 includes an expense related to the Bancorp litigation dispute of $62.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                          INSTITUTIONAL SOLUTIONS GROUP
                    SUPPLEMENTAL DATA - SALES/OTHER DEPOSITS

                                                          1Q            2Q            3Q            4Q
                                                         2003          2003          2003          2003
                                                      ----------    ----------    ----------    ----------
SALES
  INSTITUTIONAL
      Structured settlements                          $      144    $      180    $      172    $      219
      Institutional annuities                                  9            52           308            59
      Mutual funds                                            16            47            55           221
      GIC/Funding agreements                                 164           809           351           562
                                                      ----------    ----------    ----------    ----------
           TOTAL INSTITUTIONAL                        $      333    $    1,088    $      886    $    1,061
                                                      ----------    ----------    ----------    ----------

  GOVERNMENTAL
      Annuity                                         $       77    $      104    $      345    $      102
      Mutual funds                                             8             8             9             8
                                                      ----------    ----------    ----------    ----------
           TOTAL GOVERNMENTAL                         $       85    $      112    $      354    $      110
                                                      ----------    ----------    ----------    ----------

  PRIVATE PLACEMENT LIFE INSURANCE
      Corporate owned                                 $       80    $       15    $       12    $       89
      High net worth                                           -           108             4            15
                                                      ----------    ----------    ----------    ----------
           TOTAL PRIVATE PLACEMENT LIFE INSURANCE     $       80    $      123    $       16    $      104
                                                      ----------    ----------    ----------    ----------

SALES & OTHER DEPOSITS
  INSTITUTIONAL
      Structured settlements                                 155    $      142    $      161    $      151
      Institutional annuities                                  9            53           304            64
      Mutual funds                                            16            47            55           221
      GIC/Funding agreements                                 165           623           327           466
      Other                                                    3           308             7             6
                                                      ----------    ----------    ----------    ----------
           TOTAL INSTITUTIONAL                               348         1,173           854           908
                                                      ----------    ----------    ----------    ----------

  GOVERNMENTAL
      Annuity                                         $      234           274           520           297
      Mutual funds                                             8             8             9             8
                                                      ----------    ----------    ----------    ----------
           TOTAL GOVERNMENTAL                                242           282           529           305
                                                      ----------    ----------    ----------    ----------

  PRIVATE PLACEMENT LIFE INSURANCE
      Corporate owned                                 $       87             2            55            89
      High net worth                                           -           108             4            15
                                                      ----------    ----------    ----------    ----------
           TOTAL PRIVATE PLACEMENT LIFE INSURANCE     $       87           110            59           104
                                                      ----------    ----------    ----------    ----------

                TOTAL INSTITUTIONAL SOLUTIONS GROUP   $      677    $    1,565    $    1,442    $    1,317
                                                      ----------    ----------    ----------    ----------

                                                                    YEAR OVER
                                                                       YEAR        SEQUENTIAL
                                                          1Q         QUARTER        QUARTER
                                                         2004         CHANGE         CHANGE
                                                      ----------    ----------     ----------
SALES
  INSTITUTIONAL
      Structured settlements                          $      140        (3%)          (36%)
      Institutional annuities                                 11        22%           (81%)
      Mutual funds                                            96        NM            (57%)
      GIC/Funding agreements                                  74       (55%)          (87%)
                                                      ----------       ---            ---
           TOTAL INSTITUTIONAL                        $      321        (4%)          (70%)
                                                      ----------       ---            ---

  GOVERNMENTAL
      Annuity                                         $      126        64%            24%
      Mutual funds                                            10        25%            25%
                                                      ----------       ---            ---
           TOTAL GOVERNMENTAL                         $      136        60%            24%
                                                      ----------       ---            ---

  PRIVATE PLACEMENT LIFE INSURANCE
      Corporate owned                                 $      103        29%            16%
      High net worth                                          49         -             NM
                                                      ----------       ---            ---
           TOTAL PRIVATE PLACEMENT LIFE INSURANCE     $      152        90%            46%
                                                      ----------       ---            ---

SALES & OTHER DEPOSITS
  INSTITUTIONAL
      Structured settlements                          $      203        31%            34%
      Institutional annuities                                  7       (22%)          (89%)
      Mutual funds                                            96        NM            (57%)
      GIC/Funding agreements                                  18       (89%)          (96%)
      Other                                                    4        33%           (33%)
                                                      ----------       ---            ---
           TOTAL INSTITUTIONAL                               328        (6%)          (64%)
                                                      ----------       ---            ---

  GOVERNMENTAL
      Annuity                                                358        53%            21%
      Mutual funds                                            10        25%            25%
                                                      ----------       ---            ---
           TOTAL GOVERNMENTAL                                368        52%            21%
                                                      ----------       ---            ---

  PRIVATE PLACEMENT LIFE INSURANCE
      Corporate owned                                        175       101%            97%
      High net worth                                          48         -             NM
                                                      ----------       ---            ---
           TOTAL PRIVATE PLACEMENT LIFE INSURANCE            223       156%           114%
                                                      ----------       ---            ---

                TOTAL INSTITUTIONAL SOLUTIONS GROUP   $      919        36%           (30%)
                                                      ----------       ---            ---

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                          INSTITUTIONAL SOLUTIONS GROUP
                   SUPPLEMENTAL DATA - ASSETS UNDER MANAGEMENT

                                                                             1Q           2Q           3Q           4Q
                                                                            2003         2003         2003         2003
                                                                         ----------   ----------   ----------   ----------
INSTITUTIONAL
       General account                                                   $    7,793   $    8,578   $    9,270   $    9,912
       Guaranteed separate account                                              407          401          367          343
       Non-guaranteed separate account                                        1,763        2,245        2,265        2,405
                                                                         ----------   ----------   ----------   ----------
         TOTAL INSTITUTIONAL                                             $    9,963   $   11,224   $   11,902   $   12,660
                                                                         ----------   ----------   ----------   ----------

GOVERNMENTAL
       General account                                                   $    3,557   $    3,594   $    3,787   $    3,819
       Non-guaranteed separate account                                        3,642        4,217        4,532        5,146
                                                                         ----------   ----------   ----------   ----------
         TOTAL GOVERNMENTAL                                              $    7,199   $    7,811   $    8,319   $    8,965
                                                                         ----------   ----------   ----------   ----------

PRIVATE PLACEMENT LIFE INSURANCE
       General account                                                   $    2,860   $    2,835   $    2,448   $    2,403
       Non-guaranteed separate account                                       20,162       20,628       20,711       21,114
                                                                         ----------   ----------   ----------   ----------
         TOTAL PRIVATE PLACEMENT LIFE INSURANCE                          $   23,022   $   23,463   $   23,159   $   23,517
                                                                         ----------   ----------   ----------   ----------

TOTAL INSTITUTIONAL SOLUTIONS GROUP
       General account                                                   $   14,210   $   15,007   $   15,505   $   16,134
       Guaranteed separate account                                              407          401          367          343
       Non-guaranteed separate account                                       25,567       27,090       27,508       28,665
                                                                         ----------   ----------   ----------   ----------
         TOTAL INSTITUTIONAL SOLUTIONS GROUP ACCOUNT VALUE               $   40,184   $   42,498   $   43,380   $   45,142
                                                                         ----------   ----------   ----------   ----------

BY PRODUCT
       INSTITUTIONAL
         Structured settlements                                               2,838   $    2,979   $    3,140   $    3,285
         Institutional annuities                                              1,975        2,047        2,333        2,395
         GIC/Funding agreements                                               3,469        4,047        4,261        4,677
         Other                                                                1,681        2,151        2,168        2,303
                                                                         ----------   ----------   ----------   ----------
           TOTAL INSTITUTIONAL                                                9,963       11,224       11,902       12,660
                                                                         ----------   ----------   ----------   ----------

       GOVERNMENTAL - ANNUITY                                                 7,199        7,811        8,319        8,965

       PRIVATE PLACEMENT LIFE INSURANCE
         Variable                                                            19,863       20,326       20,557       20,993
         Leveraged                                                            3,159        3,137        2,602        2,524
                                                                         ----------   ----------   ----------   ----------
           TOTAL PRIVATE PLACEMENT LIFE INSURANCE                            23,022       23,463       23,159       23,517
                                                                         ----------   ----------   ----------   ----------

           TOTAL INSTITUTIONAL SOLUTIONS GROUP ACCOUNT VALUE                 40,184       42,498       43,380       45,142

       MUTUAL FUND ASSETS

         Institutional mutual fund assets                                       108          166          196          438
         Governmental mutual fund assets                                        609          684          695          770
                                                                         ----------   ----------   ----------   ----------
           TOTAL MUTUAL FUND ASSETS                                             717          850          891        1,208
                                                                         ----------   ----------   ----------   ----------

           TOTAL INSTITUTIONAL SOLUTIONS GROUP ASSETS UNDER MANAGEMENT   $   40,901   $   43,348   $   44,271   $   46,350
                                                                         ----------   ----------   ----------   ----------

                                                                                      YEAR OVER
                                                                                         YEAR        SEQUENTIAL
                                                                             1Q        QUARTER        QUARTER
                                                                            2004        CHANGE         CHANGE
                                                                         ----------   ----------     ----------
INSTITUTIONAL
       General account                                                   $   10,135       30%             2%
       Guaranteed separate account                                              357      (12%)            4%
       Non-guaranteed separate account                                        2,449       39%             2%
                                                                         ----------      ---             --
         TOTAL INSTITUTIONAL                                             $   12,941       30%             2%
                                                                         ----------      ---             --

GOVERNMENTAL
       General account                                                   $    3,831        8%             -
       Non-guaranteed separate account                                        5,412       49%             5%
                                                                         ----------      ---             --
         TOTAL GOVERNMENTAL                                              $    9,243       28%             3%
                                                                         ----------      ---             --

PRIVATE PLACEMENT LIFE INSURANCE
       General account                                                   $    2,417      (15%)            1%
       Non-guaranteed separate account                                       21,425        6%             1%
                                                                         ----------      ---             --
         TOTAL PRIVATE PLACEMENT LIFE INSURANCE                          $   23,842        4%             1%
                                                                         ----------      ---             --

TOTAL INSTITUTIONAL SOLUTIONS GROUP
       General account                                                   $   16,383       15%             2%
       Guaranteed separate account                                              357      (12%)            4%
       Non-guaranteed separate account                                       29,286       15%             2%
                                                                         ----------      ---             --
         TOTAL INSTITUTIONAL SOLUTIONS GROUP ACCOUNT VALUE               $   46,026       15%             2%
                                                                         ----------      ---             --

BY PRODUCT
       INSTITUTIONAL
         Structured settlements                                          $    3,492       23%             6%
         Institutional annuities                                              2,418       22%             1%
         GIC/Funding agreements                                               4,686       35%             -
         Other                                                                2,345       40%             2%
                                                                         ----------      ---             --
           TOTAL INSTITUTIONAL                                               12,941       30%             2%
                                                                         ----------      ---             --

       GOVERNMENTAL - ANNUITY                                                 9,243       28%             3%

       PRIVATE PLACEMENT LIFE INSURANCE
         Variable                                                            21,305        7%             1%
         Leveraged                                                            2,537      (20%)            1%
                                                                         ----------      ---             --
           TOTAL PRIVATE PLACEMENT LIFE INSURANCE                            23,842        4%             1%
                                                                         ----------      ---             --

           TOTAL INSTITUTIONAL SOLUTIONS GROUP ACCOUNT VALUE                 46,026       15%             2%

       MUTUAL FUND ASSETS

         Institutional mutual fund assets                                       484       NM             11%
         Governmental mutual fund assets                                        762       25%            (1%)
                                                                         ----------      ---             --
           TOTAL MUTUAL FUND ASSETS                                           1,246       74%             3%
                                                                         ----------      ---             --

           TOTAL INSTITUTIONAL SOLUTIONS GROUP ASSETS UNDER MANAGEMENT   $   47,272       16%             2%
                                                                         ----------      ---             --

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                          INSTITUTIONAL SOLUTIONS GROUP
           SUPPLEMENTAL DATA - ACCOUNT VALUE AND ASSET ROLLFORWARD [1]

                                                                                                       1Q         2Q
                                                                                                      2003       2003
                                                                                                    --------   --------
INSTITUTIONAL                       ACCOUNT VALUE ROLLFORWARD
(EXCLUDING ALL MUTUAL FUNDS)                                                    BEGINNING BALANCE   $  9,738    $ 9,963
                                      Sales/premiums/other deposits                                      332      1,126
                                      Surrenders                                                         (96)      (130)
                                      Death benefits/annuitizations/other                                (93)       (88)
                                                                                                    --------   --------
                                           Net Flows                                                     143        908
                                      Change in market value/change in reserve/interest credited          82        353
                                                                                                    --------   --------
                                                                                   ENDING BALANCE   $  9,963   $ 11,224
                                                                                                    --------   --------
GOVERNMENTAL                        ACCOUNT VALUE ROLLFORWARD
(EXCLUDING ALL MUTUAL FUNDS)                                                    BEGINNING BALANCE   $  7,211    $ 7,199
                                      Sales/premiums/other deposits                                      234        274
                                      Surrenders                                                        (152)      (174)
                                      Death benefits/annuitizations/other                                (19)       (18)
                                                                                                    --------   --------
                                           Net Flows                                                      63         82
                                      Change in market value/change in reserve/interest credited         (75)       530
                                                                                                    --------   --------
                                                                                   ENDING BALANCE   $  7,199   $  7,811
                                                                                                    --------   --------
PRIVATE PLACEMENT LIFE INSURANCE    ACCOUNT VALUE ROLLFORWARD
                                                                                BEGINNING BALANCE   $ 22,995   $ 23,022
                                      Initial and subsequent premiums                                     87        110
                                      Surrenders                                                        (189)       (33)
                                      Death benefits/annuitizations/other                               (110)      (120)
                                                                                                    --------   --------
                                           Net Flows                                                    (212)       (43)
                                      Change in market value/change in reserve/interest credited         239        484
                                                                                                    --------   --------
                                                                                   ENDING BALANCE   $ 23,022   $ 23,463
                                                                                                    --------   --------

                                                                                                      3Q          4Q         1Q
                                                                                                     2003        2003       2004
                                                                                                   --------    --------   --------
INSTITUTIONAL                       ACCOUNT VALUE ROLLFORWARD
(EXCLUDING ALL MUTUAL FUNDS)                                                    BEGINNING BALANCE  $ 11,224    $ 11,902   $ 12,660
                                      Sales/premiums/other deposits                                     799         687        232
                                      Surrenders                                                       (114)       (210)       (88)
                                      Death benefits/annuitizations/other                               (90)        (82)       (99)
                                                                                                   --------    --------   --------
                                           Net Flows                                                    595         395         45
                                      Change in market value/change in reserve/interest credited         83         363        236
                                                                                                   --------    --------   --------
                                                                                   ENDING BALANCE  $ 11,902    $ 12,660   $ 12,941
                                                                                                   --------    --------   --------
GOVERNMENTAL                        ACCOUNT VALUE ROLLFORWARD
(EXCLUDING ALL MUTUAL FUNDS)                                                    BEGINNING BALANCE  $  7,811    $  8,319   $  8,965
                                      Sales/premiums/other deposits                                     520         297        358
                                      Surrenders                                                       (154)       (197)      (239)
                                      Death benefits/annuitizations/other                               (17)        (17)       (15)
                                                                                                   --------    --------   --------
                                           Net Flows                                                    349          83        104
                                      Change in market value/change in reserve/interest credited        159         563        174
                                                                                                   --------    --------   --------
                                                                                   ENDING BALANCE  $  8,319     $ 8,965    $ 9,243
                                                                                                   --------    --------   --------
PRIVATE PLACEMENT LIFE INSURANCE    ACCOUNT VALUE ROLLFORWARD
                                                                                BEGINNING BALANCE  $ 23,463    $ 23,159   $ 23,517
                                      Initial and subsequent premiums                                    59         104        223
                                      Surrenders                                                       (571)       (106)       (16)
                                      Death benefits/annuitizations/other                               (93)        (38)      (119)
                                                                                                   --------    --------   --------
                                           Net Flows                                                   (605)        (40)        88
                                      Change in market value/change in reserve/interest credited        301         398        237
                                                                                                   --------    --------   --------
                                                                                   ENDING BALANCE  $ 23,159    $ 23,517   $ 23,842
                                                                                                   --------    --------   --------

[1] Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                                 INDIVIDUAL LIFE
                                INCOME STATEMENTS

                                                                      1Q           2Q           3Q           4Q
                                                                     2003         2003         2003         2003
                                                                  ----------   ----------   ----------   ----------
REVENUES
  PREMIUMS AND OTHER CONSIDERATIONS
    Variable life fees                                            $        9   $       11   $       11   $       13
    Cost of insurance charges                                            106          107          108          110
    Other fees                                                            64           64           69           67
                                                                  ----------   ----------   ----------   ----------
         TOTAL FEE INCOME                                                179          182          188          190

    Net guaranteed separate account income                                 3            2            2            1

    Direct premiums                                                       14           15           15           17
    Reinsurance premiums                                                 (18)         (21)         (19)         (23)
                                                                  ----------   ----------   ----------   ----------
              TOTAL PREMIUMS AND OTHER CONSIDERATIONS                    178          178          186          185

  NET INVESTMENT INCOME
    Net investment income on G/A assets                                   72           70           69           71
    Net investment income on assigned capital                              4            3            4            4
    Charge for invested capital                                          (10)         (10)         (10)         (11)
                                                                  ----------   ----------   ----------   ----------
              TOTAL NET INVESTMENT INCOME                                 66           63           63           64
  Net realized capital gains (losses) [1]                                  -           (1)           -            -
                                                                  ----------   ----------   ----------   ----------
              TOTAL REVENUES                                             244          240          249          249

BENEFITS AND EXPENSES
  BENEFITS AND CLAIMS
    Death benefits                                                        61           55           62           46
    Other contract benefits                                                5            6            6            6
    Change in reserve                                                      -           (2)           -           (1)
    Interest credited on G/A assets                                       46           49           49           48
                                                                  ----------   ----------   ----------   ----------
              TOTAL BENEFITS AND CLAIMS                                  112          108          117           99

  OTHER INSURANCE EXPENSES
    Commissions & wholesaling expenses                                    37           37           40           54
    Operating expenses                                                    44           47           47           55
    Dividends to policyholders                                             1            -            1            1
    Premium taxes and other expenses                                       8            7            7            8
                                                                  ----------   ----------   ----------   ----------
         SUBTOTAL - EXPENSES BEFORE DEFERRAL                              90           91           95          118
    Deferred policy acquisition costs                                    (51)         (52)         (57)         (73)
                                                                  ----------   ----------   ----------   ----------
              TOTAL OTHER INSURANCE EXPENSE                               39           39           38           45
    Amortization of deferred policy acquisition costs and
    present value of future profits                                       46           43           42           45
                                                                  ----------   ----------   ----------   ----------
              TOTAL BENEFITS AND EXPENSES                                197          190          197          189
         INCOME BEFORE INCOME TAX EXPENSE                                 47           50           52           60
    Income tax expense (benefit)                                          15           14           16           19
                                                                  ----------   ----------   ----------   ----------
    INCOME  BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE                 32           36           36           41
    Cumulative effect of accounting change, net of tax                     -            -            -            -
                                                                  ----------   ----------   ----------   ----------
              NET INCOME                                                  32           36           36           41

    Less: Cumulative effect of accounting change, net of tax               -            -            -            -
    Less: Non operating net realized gains (losses), net of tax            -            -            -            -
                                                                  ----------   ----------   ----------   ----------
              OPERATING INCOME                                            32           36           36           41
    Less: Tax related items                                                -            2            -            -
                                                                  ----------   ----------   ----------   ----------
              OPERATING INCOME, BEFORE TAX RELATED ITEMS          $       32   $       34   $       36   $       41

                                                                               YEAR OVER
                                                                                  YEAR        SEQUENTIAL
                                                                      1Q        QUARTER        QUARTER
                                                                     2004        CHANGE         CHANGE
                                                                  ----------   ----------     ----------
REVENUES
  PREMIUMS AND OTHER CONSIDERATIONS
    Variable life fees                                            $       12       33%            (8%)
    Cost of insurance charges                                            110        4%             -
    Other fees                                                            64        -             (4%)
                                                                  ----------     ----           ----
         TOTAL FEE INCOME                                                186        4%            (2%)

    Net guaranteed separate account income                                 -     (100%)         (100%)

    Direct premiums                                                       17       21%             -
    Reinsurance premiums                                                 (22)     (22%)            4%
                                                                  ----------     ----           ----
              TOTAL PREMIUMS AND OTHER CONSIDERATIONS                    181        2%            (2%)

  NET INVESTMENT INCOME
    Net investment income on G/A assets                                   80       11%            13%
    Net investment income on assigned capital                              3      (25%)          (25%)
    Charge for invested capital                                          (10)       -              9%
                                                                  ----------     ----           ----
              TOTAL NET INVESTMENT INCOME                                 73       11%            14%
  Net realized capital gains (losses) [1]                                  -        -              -
                                                                  ----------     ----           ----
              TOTAL REVENUES                                             254        4%             2%

BENEFITS AND EXPENSES
  BENEFITS AND CLAIMS
    Death benefits                                                        67       10%            46%
    Other contract benefits                                                5        -            (17%)
    Change in reserve                                                      -        -            100%
    Interest credited on G/A assets                                       53       15%            10%
                                                                  ----------     ----           ----
              TOTAL BENEFITS AND CLAIMS                                  125       12%            26%

  OTHER INSURANCE EXPENSES
    Commissions & wholesaling expenses                                    44       19%           (19%)
    Operating expenses                                                    48        9%           (13%)
    Dividends to policyholders                                             1        -              -
    Premium taxes and other expenses                                       8        -              -
                                                                  ----------     ----           ----
         SUBTOTAL - EXPENSES BEFORE DEFERRAL                             101       12%           (14%)
    Deferred policy acquisition costs                                    (61)     (20%)           16%
                                                                  ----------     ----           ----
              TOTAL OTHER INSURANCE EXPENSE                               40        3%           (11%)
    Amortization of deferred policy acquisition costs and
    present value of future profits                                       39      (15%)          (13%)
                                                                  ----------     ----           ----
              TOTAL BENEFITS AND EXPENSES                                204        4%             8%
         INCOME BEFORE INCOME TAX EXPENSE                                 50        6%           (17%)
    Income tax expense (benefit)                                          16        7%           (16%)
                                                                  ----------     ----           ----
    INCOME  BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE                 34        6%           (17%)
    Cumulative effect of accounting change, net of tax                    (1)       -              -
                                                                  ----------     ----           ----
              NET INCOME                                                  33        3%           (20%)

    Less: Cumulative effect of accounting change, net of tax              (1)       -              -
    Less: Non operating net realized gains (losses), net of tax            -        -              -
                                                                  ----------     ----           ----
              OPERATING INCOME                                            34        6%           (17%)
    Less: Tax related items                                                -        -              -
                                                                  ----------     ----           ----
              OPERATING INCOME, BEFORE TAX RELATED ITEMS          $       34        6%           (17%)

[1] Includes periodic net coupon settlements on non-qualifying derivatives.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                                 INDIVIDUAL LIFE
                                SUPPLEMENTAL DATA

                                                       1Q           2Q           3Q           4Q
                                                      2003         2003         2003         2003
                                                   ----------   ----------   ----------   ----------
SALES BY DISTRIBUTION
   Wirehouse/regional broker-dealer/banks          $       15   $       18   $       28   $       32
   Independent broker-dealer/WFS                           13           11           12           18
   Life professional/other                                 11            8           10           20
                                                   ----------   ----------   ----------   ----------
        TOTAL SALES BY DISTRIBUTION                $       39   $       37   $       50   $       70
                                                   ----------   ----------   ----------   ----------

SALES BY PRODUCT
   Variable life                                   $       26   $       23   $       26   $       30
   Universal life/whole life                               11           11           21           37
   Term life/other                                          2            3            3            3
                                                   ----------   ----------   ----------   ----------
        TOTAL SALES BY PRODUCT                     $       39   $       37   $       50   $       70
                                                   ----------   ----------   ----------   ----------

ACCOUNT VALUE
   General account                                 $    3,682   $    3,722   $    3,770   $    3,829
   Separate account                                     3,901        4,344        4,477        4,897
                                                   ----------   ----------   ----------   ----------
        TOTAL ACCOUNT VALUE                        $    7,583   $    8,066   $    8,247   $    8,726
                                                   ----------   ----------   ----------   ----------

ACCOUNT VALUE BY PRODUCT
   Variable life                                   $    3,673   $    4,141   $    4,284   $    4,725
   Universal life/interest sensitive whole life         3,144        3,166        3,213        3,259
   Modified guaranteed life                               677          671          661          655
   Other                                                   89           88           89           87
                                                   ----------   ----------   ----------   ----------
        TOTAL ACCOUNT VALUE BY PRODUCT             $    7,583   $    8,066   $    8,247   $    8,726
                                                   ----------   ----------   ----------   ----------

LIFE INSURANCE IN FORCE
   Variable life                                   $   66,631   $   66,518   $   66,561   $   67,031
   Universal life/interest sensitive whole life        38,098       37,935       37,990       38,320
   Term life                                           21,115       21,895       22,754       24,302
   Modified guaranteed life                               933          918          896          881
   Other                                                  252          254          261          264
                                                   ----------   ----------   ----------   ----------
        TOTAL LIFE INSURANCE IN FORCE              $  127,029   $  127,520   $  128,462   $  130,798
                                                   ----------   ----------   ----------   ----------

                                                                YEAR OVER
                                                                   YEAR        SEQUENTIAL
                                                       1Q        QUARTER        QUARTER
                                                      2004        CHANGE         CHANGE
                                                   ----------   ----------     ----------
SALES BY DISTRIBUTION
   Wirehouse/regional broker-dealer/banks          $       21       40%           (34%)
   Independent broker-dealer/WFS                           16       23%           (11%)
   Life professional/other                                 14       27%           (30%)
                                                   ----------      ---            ---
        TOTAL SALES BY DISTRIBUTION                $       51       31%           (27%)
                                                   ----------      ---            ---

SALES BY PRODUCT
   Variable life                                   $       23      (12%)          (23%)
   Universal life/whole life                               24      118%           (35%)
   Term life/other                                          4      100%            33%
                                                   ----------      ---            ---
        TOTAL SALES BY PRODUCT                     $       51       31%           (27%)
                                                   ----------      ---            ---

ACCOUNT VALUE
   General account                                 $    4,395       19%            15%
   Separate account                                     4,441       14%            (9%)
                                                   ----------      ---            ---
        TOTAL ACCOUNT VALUE                        $    8,836       17%             1%
                                                   ----------      ---            ---

ACCOUNT VALUE BY PRODUCT
   Variable life                                   $    4,797       31%             2%
   Universal life/interest sensitive whole life         3,297        5%             1%
   Modified guaranteed life                               653       (4%)            -
   Other                                                   89        -              2%
                                                   ----------      ---            ---
        TOTAL ACCOUNT VALUE BY PRODUCT             $    8,836       17%             1%
                                                   ----------      ---            ---

LIFE INSURANCE IN FORCE
   Variable life                                   $   67,101        1%             -
   Universal life/interest sensitive whole life        38,532        1%             1%
   Term life                                           25,711       22%             6%
   Modified guaranteed life                               872       (7%)           (1%)
   Other                                                  266        6%             1%
                                                   ----------      ---            ---
        TOTAL LIFE INSURANCE IN FORCE              $  132,482        4%             1%
                                                   ----------      ---            ---

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                                 INDIVIDUAL LIFE
                            ACCOUNT VALUE ROLLFORWARD

                                                                      1Q           2Q           3Q           4Q           1Q
                                                                     2003         2003         2003         2003         2004
                                                                  ----------   ----------   ----------   ----------   ----------
VARIABLE LIFE                                  BEGINNING BALANCE  $    3,648   $    3,673   $    4,141   $    4,284   $    4,725
                          First year & single premiums                    78           69           65           69           65
                          Renewal premiums                               133          125          121          159          139
                                                                  ----------   ----------   ----------   ----------   ----------
                        Premiums and deposits                            211          194          186          228          204
                        Change in market value/interest credited         (35)         437          119          410           44
                        Surrenders [2]                                   (52)         (60)         (64)         (82)         (75)
                        Death benefits/policy fees                      (104)        (107)        (103)        (115)        (101)
                        Net exchanges                                      5            4            5            -            -
                                                                  ----------   ----------   ----------   ----------   ----------
                                                  ENDING BALANCE  $    3,673   $    4,141   $    4,284   $    4,725   $    4,797
                                                                  ----------   ----------   ----------   ----------   ----------
OTHER [1]                                      BEGINNING BALANCE  $    3,909   $    3,910   $    3,925   $    3,963   $    4,001
                          First year & single premiums                    13           20           59           70           60
                          Renewal premiums                                86           83           86           84           83
                                                                  ----------   ----------   ----------   ----------   ----------
                        Premiums and deposits                             99          103          145          154          143
                        Change in market value/interest credited          49           52           50           50           48
                        Surrenders                                       (54)         (48)         (62)         (66)         (55)
                        Death benefits/policy fees                       (88)         (88)         (90)        (100)         (98)
                        Net exchanges                                     (5)          (4)          (5)           -            -
                                                                  ----------   ----------   ----------   ----------   ----------
                                                  ENDING BALANCE  $    3,910   $    3,925   $    3,963   $    4,001   $    4,039
                                                                  ----------   ----------   ----------   ----------   ----------
TOTAL INDIVIDUAL LIFE                          BEGINNING BALANCE  $    7,557   $    7,583   $    8,066   $    8,247   $    8,726
                          First year & single premiums                    91           89          124          139          125
                          Renewal premiums                               219          208          207          243          222
                                                                  ----------   ----------   ----------   ----------   ----------
                        Premiums and deposits                            310          297          331          382          347
                        Change in market value/interest credited          14          489          169          460           92
                        Surrenders                                      (106)        (108)        (126)        (148)        (130)
                        Death benefits/policy fees                      (192)        (195)        (193)        (215)        (199)
                        Net exchanges                                      -            -            -            -            -
                                                                  ----------   ----------   ----------   ----------   ----------
                                                  ENDING BALANCE  $    7,583   $    8,066   $    8,247   $    8,726   $    8,836
                                                                  ----------   ----------   ----------   ----------   ----------

[1] Includes Universal Life, Interest Sensitive Whole Life, Modified Guaranteed Life Insurance and other.

[2] The fourth quarter 2003 includes return of account value of $16 for a discontinued product.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                                 GROUP BENEFITS
                                INCOME STATEMENTS

                                                                        1Q           2Q           3Q           4Q
                                                                       2003         2003         2003         2003
                                                                    ----------   ----------   ----------   ----------
REVENUES
  PREMIUMS AND OTHER CONSIDERATIONS
    ASO fees                                                                 6            4            4            5
    Other fees                                                               -            -            1            -
                                                                    ----------   ----------   ----------   ----------
         TOTAL FEE INCOME                                                    6            4            5            5

    Direct premiums                                                        569          569          582          578
    Reinsurance premiums                                                    27            -           10            7
                                                                    ----------   ----------   ----------   ----------
              TOTAL PREMIUMS AND OTHER CONSIDERATIONS                      602          573          597          590

  NET INVESTMENT INCOME
    Net investment income on G/A assets                                     58           55           56           56
    Net investment income on assigned capital                               10            9           10           10
                                                                    ----------   ----------   ----------   ----------
              TOTAL NET INVESTMENT INCOME                                   68           64           66           66
  Net realized capital gains (losses) [1]                                   (3)           1            -            -
                                                                    ----------   ----------   ----------   ----------
              TOTAL REVENUES                                               667          638          663          656

BENEFITS AND EXPENSES
  BENEFITS AND CLAIMS

    Death benefits                                                         175          172          167          150
    Other contract benefits                                                261          251          262          251
    Change in reserve                                                       53           28           43           49
                                                                    ----------   ----------   ----------   ----------
              TOTAL BENEFITS AND CLAIMS                                    489          451          472          450

  OTHER INSURANCE EXPENSES

    Commissions & wholesaling expenses                                      58           59           61           56
    Operating expenses                                                      69           72           70           86
    Premium taxes and other expenses                                        11           11           12           11
                                                                    ----------   ----------   ----------   ----------
         SUBTOTAL - EXPENSES BEFORE DEFERRAL                               138          142          143          153
    Deferred policy acquisition costs                                       (7)          (4)          (6)          (6)
                                                                    ----------   ----------   ----------   ----------
              TOTAL OTHER INSURANCE EXPENSE                                131          138          137          147
    Amortization of deferred policy acquisition costs and present
    value of future profits                                                  4            5            4            5
                                                                    ----------   ----------   ----------   ----------
              TOTAL BENEFITS AND EXPENSES                                  624          594          613          602
         INCOME BEFORE INCOME TAX EXPENSE                                   43           44           50           54
    Income tax expense (benefit)                                             9            9           12           13
                                                                    ----------   ----------   ----------   ----------
              NET INCOME                                                    34           35           38           41
    Less: Non operating net realized gains (losses), net of tax              -            -            -            -
                                                                    ----------   ----------   ----------   ----------
              OPERATING INCOME                                              34           35           38           41
    Less: Tax related items                                                  -            -            -            -
                                                                    ----------   ----------   ----------   ----------
              OPERATING INCOME, BEFORE TAX RELATED ITEMS            $       34   $       35   $       38   $       41

                                                                                 YEAR OVER
                                                                                    YEAR        SEQUENTIAL
                                                                        1Q        QUARTER        QUARTER
                                                                       2004        CHANGE         CHANGE
                                                                    ----------   ----------     ----------
REVENUES
  PREMIUMS AND OTHER CONSIDERATIONS
    ASO fees                                                                 9       50%            80%
    Other fees                                                               1        -              -
                                                                    ----------      ---            ---
         TOTAL FEE INCOME                                                   10       67%           100%

    Direct premiums                                                        726       28%            26%
    Reinsurance premiums                                                   179       NM             NM
                                                                    ----------      ---            ---
              TOTAL PREMIUMS AND OTHER CONSIDERATIONS                      915       52%            55%

  NET INVESTMENT INCOME
    Net investment income on G/A assets                                     77       33%            38%
    Net investment income on assigned capital                               12       20%            20%
                                                                    ----------      ---            ---
              TOTAL NET INVESTMENT INCOME                                   89       31%            35%
  Net realized capital gains (losses) [1]                                    -      100%             -
                                                                    ----------      ---            ---
              TOTAL REVENUES                                             1,004       51%            53%

BENEFITS AND EXPENSES
  BENEFITS AND CLAIMS

    Death benefits                                                         259       48%            73%
    Other contract benefits                                                387       48%            54%
    Change in reserve                                                       38      (28%)          (22%)
                                                                    ----------      ---            ---
              TOTAL BENEFITS AND CLAIMS                                    684       40%            52%

  OTHER INSURANCE EXPENSES

    Commissions & wholesaling expenses                                     129      122%           130%
    Operating expenses                                                     113       64%            31%
    Premium taxes and other expenses                                        19       73%            73%
                                                                    ----------      ---            ---
         SUBTOTAL - EXPENSES BEFORE DEFERRAL                               261       89%            71%
    Deferred policy acquisition costs                                       (9)     (29%)          (50%)
                                                                    ----------      ---            ---
              TOTAL OTHER INSURANCE EXPENSE                                252       92%            71%
    Amortization of deferred policy acquisition costs and present
    value of future profits                                                  5       25%             -
                                                                    ----------      ---            ---
              TOTAL BENEFITS AND EXPENSES                                  941       51%            56%
         INCOME BEFORE INCOME TAX EXPENSE                                   63       47%            17%
    Income tax expense (benefit)                                            16       78%            23%
                                                                    ----------      ---            ---
              NET INCOME                                                    47       38%            15%
    Less: Non operating net realized gains (losses), net of tax              -        -              -
                                                                    ----------      ---            ---
              OPERATING INCOME                                              47       38%            15%
    Less: Tax related items                                                  -        -              -
                                                                    ----------      ---            ---
              OPERATING INCOME, BEFORE TAX RELATED ITEMS            $       47       38%            15%

[1] Includes periodic net coupon settlements on non-qualifying derivatives.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                                 GROUP BENEFITS
                                SUPPLEMENTAL DATA

                                                                        1Q           2Q           3Q           4Q
                                                                       2003         2003         2003         2003
                                                                    ----------   ----------   ----------   ----------
PREMIUMS       FULLY INSURED - ONGOING PREMIUMS
                  Group disability                                  $      243   $      237   $      243   $      240
                  Group life                                               243          240          249          252
                  Other                                                     82           91           89           93
                                                                    ----------   ----------   ----------   ----------
                    TOTAL FULLY INSURED - ONGOING PREMIUMS                 568          568          581          585
                                                                    ----------   ----------   ----------   ----------

                    Total buyouts [1]                                       28            1           11            -
                                                                    ----------   ----------   ----------   ----------
                    TOTAL PREMIUMS                                         596          569          592          585
                    Group disability - premium equivalents [2]              50           51           50           51
                                                                    ----------   ----------   ----------   ----------
                    TOTAL PREMIUMS AND PREMIUM EQUIVALENT CLAIMS    $      646   $      620   $      642   $      636
                                                                    ----------   ----------   ----------   ----------

SALES (GROSS   FULLY INSURED - ONGOING SALES
ANNUALIZED        Group disability                                  $      103   $       51   $       32   $       39
NEW PREMIUMS)     Group life                                                89           30           38           43
                  Other                                                     30           11           30           11
                                                                    ----------   ----------   ----------   ----------
                    TOTAL FULLY INSURED - ONGOING SALES                    222           92          100           93
                                                                    ----------   ----------   ----------   ----------

                    Total buyouts [1]                                       26            3           11           16
                                                                    ----------   ----------   ----------   ----------
                    TOTAL SALES                                            248           95          111          109
                    Group disability premium equivalents [2]                24            4            6            7
                                                                    ----------   ----------   ----------   ----------
                    TOTAL SALES AND PREMIUM EQUIVALENTS             $      272   $       99   $      117   $      116
                                                                    ----------   ----------   ----------   ----------

RATIOS [3]        Loss Ratio                                              80.3%        78.7%        78.7%        76.3%
                  Expense Ratio                                           23.5%        25.0%        24.1%        25.8%
                                                                    ----------   ----------   ----------   ----------

GAAP RESERVES     Group disability                                  $    2,516   $    2,538   $    2,552   $    3,997
                  Group life                                               799          803          822        1,282
                  Other                                                    186          188          212          200
                                                                    ----------   ----------   ----------   ----------
                    TOTAL GAAP RESERVES                             $    3,501   $    3,529   $    3,586   $    5,479
                                                                    ----------   ----------   ----------   ----------

                                                                                 YEAR OVER
                                                                                    YEAR        SEQUENTIAL
                                                                        1Q        QUARTER        QUARTER
                                                                       2004        CHANGE         CHANGE
                                                                    ----------   ----------     ----------
PREMIUMS       FULLY INSURED - ONGOING PREMIUMS
                  Group disability                                  $      393        62%            64%
                  Group life                                               415        71%            65%
                  Other                                                     97        18%             4%
                                                                    ----------      ----           ----
                    TOTAL FULLY INSURED - ONGOING PREMIUMS                 905        59%            55%
                                                                    ----------      ----           ----

                    Total buyouts [1]                                        -      (100%)             -
                                                                    ----------      ----           ----
                    TOTAL PREMIUMS                                         905        52%            55%
                    Group disability - premium equivalents [2]              62        24%            22%
                                                                    ----------      ----           ----
                    TOTAL PREMIUMS AND PREMIUM EQUIVALENT CLAIMS    $      967        50%            52%
                                                                    ----------      ----           ----

SALES (GROSS   FULLY INSURED - ONGOING SALES
ANNUALIZED        Group disability                                  $      139        35%            NM
NEW PREMIUMS)     Group life                                               152        71%            NM
                  Other                                                     50        67%            NM
                                                                    ----------      ----           ----
                    TOTAL FULLY INSURED - ONGOING SALES                    341        54%            NM
                                                                    ----------      ----           ----

                    Total buyouts [1]                                        -      (100%)         (100%)
                                                                    ----------      ----           ----
                    TOTAL SALES                                            341        38%            NM
                    Group disability premium equivalents [2]                37        54%            NM
                                                                    ----------      ----           ----
                    TOTAL SALES AND PREMIUM EQUIVALENTS             $      378        39%            NM
                                                                    ----------      ----           ----

RATIOS [3]        Loss Ratio                                              74.8%
                  Expense Ratio                                           28.1%
                                                                    ----------

GAAP RESERVES     Group disability                                  $    4,042        61%             1%
                  Group life                                             1,274        59%            (1%)
                  Other                                                    202         9%             1%
                                                                    ----------      ----           ----
                    TOTAL GAAP RESERVES                             $    5,518        58%             1%
                                                                    ----------      ----           ----

[1] Takeover of open claim liabilities and other non-recurring premium amounts.

[2] Administrative services only (ASO) fees and claims under claim management agreements.

[3] Ratios calculated excluding the effects of buyout premiums.

                               PROPERTY & CASUALTY

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                              FINANCIAL HIGHLIGHTS

                                                                                    1Q           2Q           3Q           4Q
                                                                                   2003         2003         2003         2003
                                                                                ----------   ----------   ----------   ----------
TOTAL PROPERTY & CASUALTY PREMIUMS
   Written premiums                                                             $    2,447   $    2,134   $    2,318   $    2,166
   Earned premiums [1]                                                               2,166        2,106        2,268        2,265

TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
   Business Insurance                                                                    7           50           34           67
   Personal Lines                                                                       56            8           40           26
   Specialty Commercial                                                                  5           25          (46)          26
                                                                                ----------   ----------   ----------   ----------

        ONGOING OPERATIONS UNDERWRITING RESULTS                                         68           83           28          119
   Other Operations                                                                 (2,651)         (89)         (22)         (78)
                                                                                ----------   ----------   ----------   ----------

        TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS                          $   (2,583)  $       (6)  $        6   $       41

ONGOING OPERATIONS UNDERWRITING RATIOS
   Loss and loss adjustment expenses
        Current year                                                                  69.9         68.9         68.7         67.8
        Prior year [1] [2]                                                               -            -          2.1         (0.2)
                                                                                ----------   ----------   ----------   ----------
   Total loss and loss adjustment expenses                                            69.9         68.9         70.7         67.5

   Expenses                                                                           26.2         26.6         27.6         26.8
   Policyholder dividends                                                              0.5          0.5          0.4          0.2
                                                                                ----------   ----------   ----------   ----------

        COMBINED RATIO                                                                96.6         96.0         98.8         94.6
                                                                                ----------   ----------   ----------   ----------

   Catastrophe ratio [2]                                                               2.7          4.7          3.4          1.5
                                                                                ----------   ----------   ----------   ----------

        COMBINED RATIO BEFORE CATASTROPHES                                            93.8         91.3         95.3         93.1

        COMBINED RATIO BEFORE CATASTROPHES AND PRIOR YEAR DEVELOPMENT                 93.8         91.3         93.3         92.6
                                                                                ----------   ----------   ----------   ----------

TOTAL PROPERTY & CASUALTY INCOME AND ROE
      Net income (loss)                                                         $   (1,495)  $      295   $      218   $      237
      Operating income (loss) [3]                                                   (1,492)         160          209          225
      Impacts of 2003 asbestos reserve addition and severance charges               (1,701)         (27)           -            -
      Operating income before impacts of 2003 asbestos reserve addition and
       severance charges                                                               209          187          209          225
         Operating income ROE (last 12 months income-equity x-AOCI)                  (28.7%)      (24.4%)      (22.3%)      (20.1%)
         Operating income ROE (last 12 months income-equity x-AOCI)
           excluding the impact of the 2003 asbestos reserve additon and
            severance charges [4]                                                     12.6%        13.9%        14.5%        15.2%
                                                                                ----------   ----------   ----------   ----------
                                                                                             YEAR OVER
                                                                                                YEAR        SEQUENTIAL
                                                                                    1Q        QUARTER        QUARTER
                                                                                   2004        CHANGE         CHANGE
                                                                                ----------   ----------     ----------
TOTAL PROPERTY & CASUALTY PREMIUMS
   Written premiums                                                             $    2,397        (2%)          11%
   Earned premiums [1]                                                               2,186         1%           (3%)

TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
   Business Insurance                                                                  225        NM            NM
   Personal Lines                                                                      106        89%           NM
   Specialty Commercial                                                               (110)       NM            NM
                                                                                ----------      ----          ----

        ONGOING OPERATIONS UNDERWRITING RESULTS                                        221        NM            86%
   Other Operations                                                                    (65)       98%           17%
                                                                                ----------      ----          ----

        TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS                          $      156        NM            NM

ONGOING OPERATIONS UNDERWRITING RATIOS
   Loss and loss adjustment expenses
        Current year                                                                  66.8       3.1           1.0
        Prior year [1] [2]                                                            (4.5)      4.5           4.3
                                                                                ----------      ----          ----
   Total loss and loss adjustment expenses                                            62.2       7.7           5.3

   Expenses                                                                           27.3      (1.1)         (0.5)
   Policyholder dividends                                                              0.3       0.2          (0.1)
                                                                                ----------      ----          ----

        COMBINED RATIO                                                                89.8       6.8           4.8
                                                                                ----------      ----          ----

   Catastrophe ratio [2]                                                             (12.2)     14.9          13.7
                                                                                ----------      ----          ----

        COMBINED RATIO BEFORE CATASTROPHES                                           102.0      (8.2)         (8.9)

        COMBINED RATIO BEFORE CATASTROPHES AND PRIOR YEAR DEVELOPMENT                 92.7       1.1          (0.1)
                                                                                ----------      ----          ----

TOTAL PROPERTY & CASUALTY INCOME AND ROE
      Net income (loss)                                                         $      341        NM            44%
      Operating income (loss) [3]                                                      297        NM            32%
      Impacts of 2003 asbestos reserve addition and severance charges                    -       100%            -
      Operating income before impacts of 2003 asbestos reserve addition and
       severance charges                                                               297        42%           32%
         Operating income ROE (last 12 months income-equity x-AOCI)                   18.5%     47.2          38.6
         Operating income ROE (last 12 months income-equity x-AOCI)
           excluding the impact of the 2003 asbestos reserve additon and
            severance charges [4]                                                     17.1%      4.5           1.9
                                                                                ----------      ----          ----

                                                                            PROPERTY & CASUALTY
                                                                      -------------------------------
                                                                      MAR. 31,    DEC. 31,
                                                                        2004        2003       CHANGE
                                                                      --------    --------     ------
SELECTED FINANCIAL DATA
      Hartford Fire adjusted statutory surplus ($ in billions)        $    6.2    $    5.9         5%
      Hartford Fire premium to adjusted surplus ratio                      1.4         1.5       0.1
      Hartford Fire statutory net income [5]                          $    416    $   (624)       NM

[1] Earned premiums for the quarter ended March 31, 2004 were reduced by $90 reflecting a decrease in estimated earned premiums on retrospectively-rated policies. Ongoing Operations for the quarter ended March 31, 2004 includes a net reserve release of $298 related to September 11 and an increase in reserves of $190 for construction defects claims.

[2] Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe reserves including, for the quarter ended March 31, 2004, the net reserve release related to September 11.

[3] Operating income for Property & Casualty before the impacts of the $90 decrease in estimated earned premiums on retrospectively-rated policies and prior year loss development is $322.

[4] The March 31, 2004 ratio reflects the equity impact of the May 2003 common stock issuance in beginning equity.

[5] Hartford Fire statutory net income excludes preferred-in-kind dividends from Hartford Holdings, Inc. of $160 and $609, respectively, for the quarter ended March 31, 2004 and year ended December 31, 2003.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                                OPERATING RESULTS

                                                                                 1Q            2Q             3Q             4Q
                                                                                2003          2003           2003           2003
                                                                             ----------    ----------     ----------     ----------
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
   Written premiums                                                          $    2,447    $    2,134     $    2,318     $    2,166
   Change in reserve                                                                281            28             50            (99)
                                                                             ----------    ----------     ----------     ----------
        Earned premiums [1]                                                       2,166         2,106          2,268          2,265

   Loss and loss adjustment expenses
        Current year                                                              1,504         1,474          1,572          1,552
        Prior year [1]                                                               53            67             50             50
                                                                             ----------    ----------     ----------     ----------
   Total loss and loss adjustment expenses [2]                                    1,557         1,541          1,622          1,602

   Underwriting expenses                                                            578           562            630            617
   Dividends to policyholders                                                        10             9             10              5
                                                                             ----------    ----------     ----------     ----------
        UNDERWRITING RESULTS                                                         21            (6)             6             41

   Net servicing income                                                               3             3              9             (7)
   Net investment income                                                            281           286            297            308
   Periodic net coupon settlements on non-qualifying derivatives,
     before-tax                                                                       4             5              5              4
   Other expenses                                                                   (41)          (52)           (38)           (42)
   Income tax expense                                                               (59)          (49)           (70)           (79)
                                                                             ----------    ----------     ----------     ----------

        OPERATING INCOME, BEFORE IMPACTS OF 2003 ASBESTOS RESERVE ADDITION
             AND SEVERANCE CHARGES                                                  209           187            209            225

   2003 asbestos reserve addition                                                (1,701)            -              -              -
   Severance charges                                                                  -           (27)             -              -
                                                                             ----------    ----------     ----------     ----------

        OPERATING INCOME (LOSS)                                                  (1,492)          160            209            225

   Add:  Net realized capital gains, after tax                                        -           138             12             15
   Less:  Periodic net coupon settlements on non-qualifying
     derivatives, after-tax                                                           3             3              3              3
                                                                             ----------    ----------     ----------     ----------

        NET INCOME (LOSS)                                                    $   (1,495)   $      295     $      218     $      237
                                                                             ----------    ----------     ----------     ----------

   Total Property & Casualty effective tax rate - net income                         NM          26.9%          25.1%          26.9%
   Total Property & Casualty effective tax rate - operating income                   NM          18.4%          24.6%          26.3%
                                                                             ----------    ----------     ----------     ----------

                                                                                            YEAR OVER
                                                                                               YEAR        SEQUENTIAL
                                                                                 1Q          QUARTER        QUARTER
                                                                                2004          CHANGE         CHANGE
                                                                             ----------     ----------     ----------
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
   Written premiums                                                          $    2,397         (2%)           11%
   Change in reserve                                                                211        (25%)           NM
                                                                             ----------        ---            ---
        Earned premiums [1]                                                       2,186          1%            (3%)

   Loss and loss adjustment expenses
        Current year                                                              1,469         (2%)           (5%)
        Prior year [1]                                                              (51)        NM             NM
                                                                             ----------        ---            ---
   Total loss and loss adjustment expenses [2]                                    1,418         (9%)          (11%)

   Underwriting expenses                                                            605          5%            (2%)
   Dividends to policyholders                                                         7        (30%)           40%
                                                                             ----------        ---            ---
        UNDERWRITING RESULTS                                                        156         NM             NM

   Net servicing income                                                               9         NM             NM
   Net investment income                                                            311         11%             1%
   Periodic net coupon settlements on non-qualifying derivatives,
     before-tax                                                                       4          -              -
   Other expenses                                                                   (68)       (66%)          (62%)
   Income tax expense                                                              (115)       (95%)          (46%)
                                                                             ----------        ---            ---

        OPERATING INCOME, BEFORE IMPACTS OF 2003 ASBESTOS RESERVE ADDITION
             AND SEVERANCE CHARGES                                                  297         42%            32%

   2003 asbestos reserve addition                                                     -        100%             -
   Severance charges                                                                  -          -              -
                                                                             ----------        ---            ---

        OPERATING INCOME (LOSS)                                                     297         NM             32%

   Add:  Net realized capital gains, after tax                                       47          -             NM
   Less:  Periodic net coupon settlements on non-qualifying
     derivatives, after-tax                                                           3          -              -
                                                                             ----------        ---            ---

        NET INCOME (LOSS)                                                    $      341         NM             44%
                                                                             ----------        ---            ---

   Total Property & Casualty effective tax rate - net income                       28.8%        NM            1.9
   Total Property & Casualty effective tax rate - operating income                 27.8%        NM            1.5
                                                                             ----------        ---            ---

[1] Earned premiums for the quarter ended March 31, 2004 were reduced by $90 reflecting a decrease in estimated earned premiums on retrospectively-rated policies.

    The quarter ended March 31, 2004 includes a net reserve release of $395 related to September 11, an increase in reserves of $190 for construction defects claims and an increase in reserves of $130 for assumed casualty reinsurance.

[2] Includes catastrophes, before tax, of ($364) for the quarter ended March 31, 2004. Catastrophes, before tax and the net reserve release of $395 related to September 11, were $31.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                       CONSOLIDATING UNDERWRITING RESULTS
                   FOR THE FIRST QUARTER ENDED MARCH 31, 2004

                                                                                                                          TOTAL
                                                  BUSINESS       PERSONAL    SPECIALTY       ONGOING       OTHER       PROPERTY &
                                                  INSURANCE       LINES      COMMERCIAL    OPERATIONS    OPERATIONS     CASUALTY
                                                  ----------    ----------   ----------    ----------    ----------    ----------
UNDERWRITING RESULTS
   Written premiums                               $    1,136    $      836   $      426    $    2,398    $       (1)   $    2,397
   Change in reserve                                     118             1          105           224           (13)          211
                                                  ----------    ----------   ----------    ----------    ----------    ----------
      Earned premiums [1]                              1,018           835          321         2,174            12         2,186

   Loss and loss adjustment expenses
      Current year                                       626           533          293         1,452            17         1,469
      Prior year [2]                                    (147)            1           47           (99)           48           (51)
                                                  ----------    ----------   ----------    ----------    ----------    ----------
   Total loss and loss adjustment expenses               479           534          340         1,353            65         1,418

   Underwriting expenses                                 310           195           88           593            12           605
   Dividends to policyholders                              4             -            3             7             -             7
                                                  ----------    ----------   ----------    ----------    ----------    ----------
      UNDERWRITING RESULTS                        $      225    $      106   $     (110)   $      221    $      (65)   $      156
                                                  ----------    ----------   ----------    ----------    ----------    ----------

UNDERWRITING RATIOS
   Loss and loss adjustment expenses
      Current year                                      61.6          64.0         90.3          66.8
      Prior year [2] [3]                               (14.5)          0.1         14.9          (4.5)
                                                  ----------    ----------   ----------    ----------
   Total loss and loss adjustment expenses [1]          47.1          64.1        105.2          62.2

   Expenses [1]                                         30.3          23.3         28.1          27.3
   Policyholder dividends                                0.4             -          0.8           0.3
                                                  ----------    ----------   ----------    ----------

      COMBINED RATIO                                    77.9          87.4        134.1          89.8
                                                  ----------    ----------   ----------    ----------

   Catastrophe ratio [3]                               (15.4)          0.8        (35.6)        (12.2)
                                                  ----------    ----------   ----------    ----------

      COMBINED RATIO BEFORE CATASTROPHES                93.4          86.6        169.7         102.0

      COMBINED RATIO BEFORE CATASTROPHES AND
        PRIOR YEAR DEVELOPMENT [1]                      90.3          86.1        117.5          92.7
                                                  ----------    ----------   ----------    ----------

[1] Specialty Commercial earned premiums for the quarter ended March 31, 2004 were reduced by $90 reflecting a decrease in estimated earned premiums on retrospectively-rated policies. Before considering the earned premium adjustment, the combined ratio before catastrophes and prior year development is as follows:

COMBINED RATIO BEFORE CATASTROPHES, PRIOR YEAR DEVELOPMENT AND
  EARNED PREMIUM ADJUSTMENT                                                     90.3          86.1         91.7          89.0

[2] The quarter ended March 31, 2004 included a net reserve release related to September 11 of $175 in Business Insurance, $7 in Personal Lines, $116 in Specialty Commercial and $97 in Other Operations, an increase in reserves of $167 for construction defects claims in Specialty Commercial and $23 in Business Insurance and an increase in assumed casualty reinsurance reserves of $130 in Other Operations. See page PC-4 for the impact of these items and other prior year development on underwriting ratios.

[3] Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe reserves including, for the quarter ended March 31, 2004, the net reserve release related to September 11.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
               CONSOLIDATING UNDERWRITING RESULTS, AS ADJUSTED [1]
                   FOR THE FIRST QUARTER ENDED MARCH 31, 2004

                                                                                                                     TOTAL
                                                  BUSINESS      PERSONAL    SPECIALTY      ONGOING      OTHER      PROPERTY &
                                                  INSURANCE      LINES      COMMERCIAL   OPERATIONS   OPERATIONS    CASUALTY
                                                  ----------   ----------   ----------   ----------   ----------   ----------
UNDERWRITING RESULTS, AS ADJUSTED [1]
   Written premiums                               $    1,136   $      836   $      426   $    2,398   $       (1)  $    2,397
   Change in reserve                                     118            1           15          134          (13)         121
                                                  ----------   ----------   ----------   ----------   ----------   ----------
        Earned premiums                                1,018          835          411        2,264           12        2,276

   Loss and loss adjustment expenses
        Current year                                     626          533          293        1,452           17        1,469
        Prior year                                         -            -            -            -            -            -
                                                  ----------   ----------   ----------   ----------   ----------   ----------
   Total loss and loss adjustment expenses               626          533          293        1,452           17        1,469

   Underwriting expenses                                 310          195           88          593           12          605
   Dividends to policyholders                              4            -            3            7            -            7
                                                  ----------   ----------   ----------   ----------   ----------   ----------
        UNDERWRITING RESULTS, AS ADJUSTED         $       78   $      107   $       27   $      212   $      (17)  $      195

    Retrospectively-rated policies earned
       premium adjustment                                  -            -          (90)         (90)           -          (90)
    September 11 net reserve release                     175            7          116          298           97          395
    Construction defects claims reserve
      strengthening                                      (23)           -         (167)        (190)           -         (190)
    Assumed casualty reinsurance reserve
      strengthening                                        -            -            -            -         (130)        (130)
    Other prior year development                          (5)          (8)           4           (9)         (15)         (24)
                                                  ----------   ----------   ----------   ----------   ----------   ----------
        UNDERWRITING RESULTS                      $      225   $      106   $     (110)  $      221   $      (65)  $      156
                                                  ----------   ----------   ----------   ----------   ----------   ----------

UNDERWRITING RATIOS, AS ADJUSTED [1]
   Loss and loss adjustment expenses

        Current year                                    61.6         64.0         70.5         64.1
        Prior year                                         -            -            -            -
                                                  ----------   ----------   ----------   ----------
   Total loss and loss adjustment expenses              61.6         64.0         70.5         64.1

   Expenses                                             30.3         23.3         21.9         26.2
   Policyholder dividends                                0.4            -          0.6          0.3
                                                  ----------   ----------   ----------   ----------

        COMBINED RATIO                                  92.4         87.3         93.0         90.6
                                                  ----------   ----------   ----------   ----------

   Catastrophe ratio                                     2.1          1.2          1.3          1.6
                                                  ----------   ----------   ----------   ----------

        COMBINED RATIO BEFORE CATASTROPHES              90.3         86.1         91.7         89.0
                                                  ----------   ----------   ----------   ----------

[1] Adjusted to exclude a decrease in estimated earned premiums on retrospectively-rated policies and prior year loss development. Prior year loss development includes the net reserve release related to September 11, an increase in reserves for construction defect claims, an increase in reserves for assumed casualty reinsurance and other prior year loss development. The as adjusted underwriting ratios are non-GAAP financial measures because they exclude the effect of prior year development and the reduction in earned premiums relating to retrospectively-rated policies. The Company has included these ratios as an additional measure of the performance of the Company's Property & Casualty current operations, because they exclude the effect of items relating to prior periods. A reconciliation of the amounts underlying the as adjusted ratios to the Company's underwriting results is set forth above.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                               ONGOING OPERATIONS
                              UNDERWRITING RESULTS

                                                                                                         YEAR OVER
                                                                                                           YEAR      SEQUENTIAL
                                                           1Q       2Q        3Q       4Q        1Q       QUARTER     QUARTER
                                                          2003     2003      2003     2003      2004       CHANGE      CHANGE
                                                        -------  ---------  -------  -------   -------   ---------   ----------
UNDERWRITING RESULTS

       Written premiums                                 $ 2,166    $ 2,227  $ 2,301  $ 2,147   $ 2,398       11%         12%
       Change in reserve                                    159        190      115      (58)      224       41%         NM
                                                        -------    -------  -------  -------   -------     ----        ----
           Earned premiums [1]                            2,007      2,037    2,186    2,205     2,174        8%         (1%)

       Loss and loss adjustment expenses
           Current year                                   1,403      1,403    1,499    1,495     1,452        3%         (3%)
           Prior year [2]                                     -          -       45       (5)      (99)       -          NM
                                                        -------    -------  -------  -------   -------     ----        ----
       Total loss and loss adjustment expenses            1,403      1,403    1,544    1,490     1,353       (4%)        (9%)

       Underwriting expenses                                526        542      604      591       593       13%          -
       Dividends to policyholders                            10          9       10        5         7      (30%)        40%
                                                        -------    -------  -------  -------   -------     ----        ----
           UNDERWRITING RESULTS                         $    68    $    83  $    28  $   119   $   221       NM          86%
                                                        -------    -------  -------  -------   -------     ----        ----

UNDERWRITING RATIOS

       Loss and loss adjustment expenses
           Current year                                    69.9       68.9     68.7     67.8      66.8      3.1         1.0
           Prior year [2] [3]                                 -          -      2.1     (0.2)     (4.5)     4.5         4.3
                                                        -------    -------  -------  -------   -------     ----        ----
       Total loss and loss adjustment expenses [1]         69.9       68.9     70.7     67.5      62.2      7.7         5.3

       Expenses [1]                                        26.2       26.6     27.6     26.8      27.3     (1.1)       (0.5)
       Policyholder dividends                               0.5        0.5      0.4      0.2       0.3      0.2        (0.1)
                                                        -------    -------  -------  -------   -------     ----        ----
           COMBINED RATIO                                  96.6       96.0     98.8     94.6      89.8      6.8         4.8
                                                        -------    -------  -------  -------   -------     ----        ----
       Catastrophe ratio [3]                                2.7        4.7      3.4      1.5     (12.2)    14.9        13.7
                                                        -------    -------  -------  -------   -------     ----        ----

           COMBINED RATIO BEFORE CATASTROPHES              93.8       91.3     95.3     93.1     102.0     (8.2)       (8.9)

           COMBINED RATIO BEFORE CATASTROPHES AND
                PRIOR YEAR DEVELOPMENT [1] [3]             93.8       91.3     93.3     92.6      92.7      1.1        (0.1)
                                                        -------    -------  -------  -------   -------     ----        ----


[1] Earned premiums for the quarter ended March 31, 2004 were reduced by $90 reflecting a decrease in estimated earned premiums on retrospectively-rated policies.

[2] The quarter ended March 31, 2004 included a net reserve release of $298 related to September 11 and an increase in reserves of $190 for construction defects claims.

[3] Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe reserves including, for the quarter ended March 31, 2004, the net reserve release related to September 11.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                              PROPERTY & CASUALTY
                               BUSINESS INSURANCE
                              UNDERWRITING RESULTS

                                                                                                         YEAR OVER
                                                                                                            YEAR     SEQUENTIAL
                                                           1Q       2Q         3Q      4Q         1Q      QUARTER     QUARTER
                                                          2003     2003       2003    2003       2004     CHANGE       CHANGE
                                                        -------  -------    -------  -------   -------   ---------    -------
UNDERWRITING RESULTS

        Written premiums                                $ 990    $  974     $  987   $ 1,006   $ 1,136       15%          13%
        Change in reserve                                 110        77         40        34       118        7%          NM
                                                        -----    ------     ------   -------   -------     ----         ----
            Earned premiums [1]                           880       897        947       972     1,018       16%           5%

        Loss and loss adjustment expenses
            Current year                                  598       561        595       592       626        5%           6%
            Prior year                                      -         -          -        (6)     (147)       -           NM
                                                        -----    ------     ------   -------   -------     ----         ----
        Total loss and loss adjustment expenses           598       561        595       586       479      (20%)        (18%)

        Underwriting expenses                             268       279        310       317       310       16%          (2%)
        Dividends to policyholders                          7         7          8         2         4      (43%)        100%
                                                        -----    ------     ------   -------   -------     ----         ----
            UNDERWRITING RESULTS                        $   7    $   50     $   34   $    67   $   225       NM           NM
                                                        -----    ------     ------   -------   -------     ----         ----
UNDERWRITING RATIOS [1]
        Loss and loss adjustment expenses
            Current year                                 67.9      62.6       63.0      60.8      61.6      6.3         (0.8)
            Prior year [2]                                  -         -          -      (0.6)    (14.5)    14.5         13.9
                                                        -----    ------     ------   -------   -------     ----         ----
        Total loss and loss adjustment expenses          67.9      62.6       63.0      60.2      47.1     20.8         13.1

        Expenses                                         30.5      31.0       32.7      32.7      30.3      0.2          2.4
        Policyholder dividends                            0.8       0.8        0.8       0.2       0.4      0.4         (0.2)
                                                        -----    ------     ------   -------   -------     ----         ----
            COMBINED RATIO                               99.2      94.4       96.4      93.1      77.9     21.3         15.2
                                                        -----    ------     ------   -------   -------     ----         ----
        Catastrophe ratio [2]                             4.6       2.5        3.2       0.7     (15.4)    20.0         16.1
                                                        -----    ------     ------   -------   -------     ----         ----
            COMBINED RATIO BEFORE CATASTROPHES           94.6      91.9       93.3      92.4      93.4      1.2         (1.0)

            COMBINED RATIO BEFORE CATASTROPHES AND
                 PRIOR YEAR DEVELOPMENT                  94.6      91.9       93.3      92.3      90.3      4.3          2.0
                                                        -----    ------     ------   -------   -------     ----         ----

[1] The quarter ended March 31, 2004 included a net reserve release of $175 related to September 11, an increase in reserves of $23 for construction defects claims and $5 of other prior year loss development. The following table shows underwriting ratios for the quarter ended March 31, 2004 before giving effect to these items:

Loss and loss adjustment expenses
     Current year                                                                                 61.6
     Prior year                                                                                      -
                                                                                                ------
Total loss and loss adjustment expenses                                                           61.6

Expenses                                                                                          30.3
Policyholder dividends                                                                             0.4
                                                                                                ------
COMBINED RATIO                                                                                    92.4
                                                                                                ------
Catastrophe ratio                                                                                  2.1
                                                                                                ------
COMBINED RATIO BEFORE CATASTROPHES                                                                90.3

COMBINED RATIO BEFORE CATASTROPHES AND PRIOR YEAR DEVELOPMENT                                     90.3
                                                                                                ------

[2] Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe reserves including, for the quarter ended March 31, 2004, the net reserve release related to September 11.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                               BUSINESS INSURANCE
                          WRITTEN AND EARNED PREMIUMS


                                                                                                         YEAR OVER
                                                                                                           YEAR      SEQUENTIAL
                                                           1Q       2Q         3Q      4Q        1Q       QUARTER      QUARTER
                                                          2003     2003       2003    2003      2004      CHANGE       CHANGE
                                                        -------  ---------  -------  -------   -------    -------      ------

WRITTEN PREMIUMS [1]

Small Commercial                                         $ 480     $ 459     $ 454   $   469   $   560      17%          19%
Middle Market                                              510       515       533       537       576      13%           7%
                                                         -----     -----     -----   -------   -------     ---          ---
   TOTAL                                                 $ 990     $ 974     $ 987   $ 1,006   $ 1,136      15%          13%

EARNED PREMIUMS [1]

Small Commercial                                         $ 430     $ 442     $ 449   $   461   $   481      12%           4%
Middle Market                                              450       455       498       511       537      19%           5%
                                                         -----     -----     -----   -------   -------     ---          ---
   TOTAL                                                 $ 880     $ 897     $ 947   $   972   $ 1,018      16%           5%
                                                         =====     =====     =====   =======   =======     ===          ===

[1] The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                                 PERSONAL LINES
                              UNDERWRITING RESULTS

                                                                                                               YEAR OVER
                                                                                                                 YEAR     SEQUENTIAL
                                                             1Q         2Q        3Q        4Q        1Q        QUARTER     QUARTER
                                                            2003       2003      2003      2003      2004        CHANGE     CHANGE
                                                           ------     ------    ------    ------    ------     ---------  ----------
UNDERWRITING RESULTS

        Written premiums                                   $  770     $  854    $  845    $  803    $  836          9%           4%
        Change in reserve                                      (2)        69        40       (16)        1         NM           NM
                                                           ------     ------    ------    ------    ------        ---          ---
            Earned premiums                                   772        785       805       819       835          8%           2%

        Loss and loss adjustment expenses
            Current year                                      540        602       583       599       533         (1%)        (11%)
            Prior year [1]                                      -          -         -        (6)        1          -           NM
                                                           ------     ------    ------    ------    ------        ---          ---
        Total loss and loss adjustment expenses               540        602       583       593       534         (1%)        (10%)

        Underwriting expenses                                 176        175       182       200       195         11%          (3%)
                                                           ------     ------    ------    ------    ------        ---          ---
            UNDERWRITING RESULTS                           $   56     $    8    $   40    $   26    $  106         89%          NM
                                                           ------     ------    ------    ------    ------        ---          ---

UNDERWRITING RATIOS

        Loss and loss adjustment expenses
            Current year                                     69.7       76.8      72.5      73.3      64.0        5.7          9.3
            Prior year [1] [2]                                  -          -         -      (0.7)      0.1       (0.1)        (0.8)
                                                           ------     ------    ------    ------    ------        ---          ---
        Total loss and loss adjustment expenses              69.7       76.8      72.5      72.6      64.1        5.6          8.5

        Expenses                                             23.0       22.2      22.6      24.3      23.3       (0.3)         1.0
                                                           ------     ------    ------    ------    ------        ---          ---
            COMBINED RATIO                                   92.7       99.0      95.1      96.8      87.4        5.3          9.4
                                                           ------     ------    ------    ------    ------        ---          ---
        Catastrophe ratio [2]                                 1.4        8.2       4.2       2.7       0.8        0.6          1.9
                                                           ------     ------    ------    ------    ------        ---          ---
            COMBINED RATIO BEFORE CATASTROPHES               91.3       90.8      90.8      94.2      86.6        4.7          7.6
            COMBINED RATIO BEFORE CATASTROPHES AND PRIOR
               YEAR DEVELOPMENT                              91.3       90.8      90.8      93.8      86.1        5.2          7.7
                                                           ------     ------    ------    ------    ------        ---          ---

COMBINED RATIO

         Automobile                                          96.1       98.0      95.9     101.9      90.1        6.0         11.8
         Homeowners                                          80.8      102.9      92.1      80.1      78.7        2.1          1.4
                                                           ------     ------    ------    ------    ------        ---          ---
            TOTAL                                            92.7       99.0      95.1      96.8      87.4        5.3          9.4
                                                           ======     ======    ======    ======    ======        ===          ===

[1] The quarter ended March 31, 2004 includes a net reserve release of $7 related to September 11.

[2] Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe reserves including, for the quarter ended March 31, 2004, the net reserve release related to September 11.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                                 PERSONAL LINES
                           WRITTEN AND EARNED PREMIUMS

                                                                           YEAR OVER
                                                                             YEAR     SEQUENTIAL
                                  1Q       2Q       3Q       4Q       1Q    QUARTER    QUARTER
                                 2003     2003     2003     2003     2004    CHANGE     CHANGE
                                 ----     ----     ----     ----     ----   -------    -------
BUSINESS UNIT
        WRITTEN PREMIUMS [1]

        AARP                     $475     $550     $537     $504     $523      10%        4%
        Other Affinity             42       36       35       35       34     (19%)      (3%)
        Agency                    186      201      212      205      210      13%        2%
        Omni                       67       67       61       59       69       3%       17%
                                 ----     ----     ----     ----     ----      --        --
           TOTAL                 $770     $854     $845     $803     $836       9%        4%

        EARNED PREMIUMS [1]

        AARP                     $466     $481     $499     $510     $520      12%        2%
        Other Affinity             44       41       40       38       36     (18%)      (5%)
        Agency                    199      198      202      208      215       8%        3%
        Omni                       63       65       64       63       64       2%        2%
                                 ----     ----     ----     ----     ----      --        --
           TOTAL                 $772     $785     $805     $819     $835       8%        2%
                                 ====     ====     ====     ====     ====      ==        ==

PRODUCT LINE
        WRITTEN PREMIUMS [1]

        Automobile               $609     $656     $632     $611     $649       7%        6%
        Homeowners                161      198      213      192      187      16%       (3%)
                                 ----     ----     ----     ----     ----      --        --
           TOTAL                 $770     $854     $845     $803     $836       9%        4%

        EARNED PREMIUMS [1]

        Automobile               $598     $610     $620     $630     $633       6%        -
        Homeowners                174      175      185      189      202      16%        7%
                                 ----     ----     ----     ----     ----      --        --
           TOTAL                 $772     $785     $805     $819     $835       8%        2%
                                 ====     ====     ====     ====     ====      ==        ==

[1] The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                              SPECIALTY COMMERCIAL
                              UNDERWRITING RESULTS

                                                                                                             YEAR OVER
                                                                                                                YEAR     SEQUENTIAL
                                                          1Q        2Q          3Q        4Q          1Q       QUARTER     QUARTER
                                                         2003      2003        2003      2003        2004      CHANGE      CHANGE
                                                        ------     ------     ------    ------      ------   ----------  ----------
UNDERWRITING RESULTS
        Written premiums                                $  406     $  399     $  469    $  338      $  426         5%         26%
        Change in reserve                                   51         44         35       (76)        105       106%         NM
                                                        ------     ------     ------    ------      ------      ----        ----
             Earned premiums [1]                           355        355        434       414         321       (10%)       (22%)

        Loss and loss adjustment expenses
             Current year                                  265        240        321       304         293        11%         (4%)
             Prior year                                      -          -         45         7          47         -          NM
                                                        ------     ------     ------    ------      ------      ----        ----
        Total loss and loss adjustment expenses            265        240        366       311         340        28%          9%

        Underwriting expenses                               82         88        112        74          88         7%         19%
        Dividends to policyholders                           3          2          2         3           3         -           -
                                                        ------     ------     ------    ------      ------      ----        ----
             UNDERWRITING RESULTS                       $    5     $   25     $  (46)   $   26      $ (110)       NM          NM
                                                        ------     ------     ------    ------      ------      ----        ----

UNDERWRITING RATIOS [1]
        Loss and loss adjustment expenses
             Current year                                 75.1       67.2       73.9      73.2        90.3     (15.2)      (17.1)
             Prior year [2]                                  -          -       10.4       1.7        14.9     (14.9)      (13.2)
                                                        ------     ------     ------    ------      ------      ----        ----
        Total loss and loss adjustment expenses           75.1       67.2       84.3      74.9       105.2     (30.1)      (30.3)

        Expenses                                          22.6       25.3       25.9      17.9        28.1      (5.5)      (10.2)
        Policyholder dividends                             0.7        0.7        0.6       0.7         0.8      (0.1)       (0.1)
                                                        ------     ------     ------    ------      ------      ----        ----
             COMBINED RATIO                               98.4       93.2      110.7      93.5       134.1     (35.7)      (40.6)
                                                        ------     ------     ------    ------      ------      ----        ----
        Catastrophe ratio [2]                              0.9        2.5        2.5       1.0       (35.6)     36.5        36.6
                                                        ------     ------     ------    ------      ------      ----        ----
             COMBINED RATIO BEFORE CATASTROPHES           97.5       90.7      108.2      92.5       169.7     (72.2)      (77.2)

             COMBINED RATIO BEFORE CATASTROPHES AND
                 PRIOR YEAR DEVELOPMENT [1]               97.5       90.7       97.8      91.0       117.5     (20.0)      (26.5)
                                                        ------     ------     ------    ------      ------      ----        ----

[1] Specialty Commercial earned premiums for the quarter ended March 31, 2004 were reduced by $90 reflecting a decrease in estimated earned premiums on retrospectively-rated policies. The quarter ended March 31, 2004 also included a net reserve release of $116 related to September 11, an increase in reserves of $167 for construction defects claims and ($4) of other prior year loss development. The following table shows underwriting ratios for the quarter ended March 31, 2004 before giving effect to these items:

Loss and loss adjustment expenses
    Current year                                                           70.5
    Prior year                                                                -
                                                                           ----
Total loss and loss adjustment expenses                                    70.5
Expenses                                                                   21.9
Policyholder dividends                                                      0.6
                                                                           ----
COMBINED RATIO                                                             93.0
                                                                           ----
Catastrophe ratio                                                           1.3
                                                                           ----
COMBINED RATIO BEFORE CATASTROPHES                                         91.7

COMBINED RATIO BEFORE CATASTROPHES AND PRIOR YEAR DEVELOPMENT              91.7
                                                                           ----

[2] Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe reserves including, for the quarter ended March 31, 2004, the net reserve release related to September 11.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                              SPECIALTY COMMERCIAL
                           WRITTEN AND EARNED PREMIUMS

                                                                         YEAR OVER
                                                                            YEAR    SEQUENTIAL
                            1Q       2Q       3Q       4Q         1Q      QUARTER     QUARTER
                           2003     2003     2003     2003       2004      CHANGE     CHANGE
                           ----     ----     ----     -----      ----      -----    -----------
WRITTEN PREMIUMS [1]

Property                   $ 97     $116     $147     $  80      $ 83      (14%)         4%
Casualty                    187      149      179       155       192        3%         24%
Bond                         45       36       42        39        48        7%         23%
Professional Liability       65       78       93        88        78       20%        (11%)
Other                        12       20        8       (24)       25      108%         NM
                           ----     ----     ----     -----      ----      ---         ---
      TOTAL                $406     $399     $469     $ 338      $426        5%         26%

EARNED PREMIUMS [1]

Property                   $ 89     $ 96     $140     $ 104      $ 87       (2%)       (16%)
Casualty [2]                148      141      165       161        81      (45%)       (50%)
Bond                         42       35       33        42        44        5%          5%
Professional Liability       64       72       77        83        82       28%         (1%)
Other                        12       11       19        24        27      125%         13%
                           ----     ----     ----     -----      ----      ---         ---
      TOTAL                $355     $355     $434     $ 414      $321      (10%)       (22%)
                           ====     ====     ====     =====      ====      ===         ===

[1] The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

[2] Earned premiums for the quarter ended March 31, 2004 were reduced by $90 reflecting a decrease in estimated earned premiums on retrospectively-rated policies.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

                                                                             1Q       2Q       3Q      4Q       1Q
                                                                            2003     2003     2003    2003     2004
                                                                            ----     ----     ----    ----     ----
WRITTEN PRICE INCREASES
     Business Insurance                                                      13%      10%       9%      6%       4%
     Personal Lines Automobile                                               10%       8%       6%      7%       4%
     Personal Lines Homeowners                                               14%      14%      14%     11%      10%

PREMIUM RETENTION
     Business Insurance                                                      90%      89%      85%     84%      84%
     Personal Lines Automobile                                               90%      94%      91%     88%      88%
     Personal Lines Homeowners                                              103%     103%     101%     98%     101%

NEW BUSINESS % TO NET WRITTEN PREMIUM
     Business Insurance                                                      26%      27%      25%     26%      26%
     Personal Lines Automobile                                               13%      13%      15%     17%      18%
     Personal Lines Homeowners                                                8%      10%      11%     12%      12%

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                                OTHER OPERATIONS
                              UNDERWRITING RESULTS

                                                                                                       YEAR OVER
                                                                                                          YEAR    SEQUENTIAL
                                                      1Q          2Q         3Q        4Q         1Q     QUARTER   QUARTER
                                                     2003        2003       2003      2003       2004     CHANGE    CHANGE
                                                    -------      -----      ----      -----      ----  ---------  ----------
UNDERWRITING RESULTS

        Written premiums                            $   281      $ (93)     $ 17      $  19      $ (1)      NM        NM
        Change in reserve                               122       (162)      (65)       (41)      (13)      NM        68%
                                                    -------      -----      ----      -----      ----       --        --
             Earned premiums                            159         69        82         60        12      (92%)     (80%)

        Loss and loss adjustment expenses
             Current year                               101         71        73         57        17      (83%)     (70%)
             Prior year [1]                           2,657         67         5         55        48      (98%)     (13%)
                                                    -------      -----      ----      -----      ----       --        --
        Total loss and loss adjustment expenses       2,758        138        78        112        65      (98%)     (42%)

        Underwriting expenses                            52         20        26         26        12      (77%)     (54%)
                                                    -------      -----      ----      -----      ----       --        --
             UNDERWRITING RESULTS                   $(2,651)     $ (89)     $(22)     $ (78)     $(65)      98%       17%
                                                    -------      -----      ----      -----      ----       --        --

[1] The quarter ended March 31, 2004 includes a net reserve release of $97 related to September 11 and an increase of $130 for assumed casualty reinsurance reserves.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
             OTHER OPERATIONS CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

FOR THE FIRST QUARTER ENDED MARCH 31, 2004            ASBESTOS     ENVIRONMENTAL  ALL OTHER [1]      TOTAL
                                                      --------     -------------  -------------      ------
Beginning liability - net                              $3,794          $408          $2,392          $6,594
Claims and claim adjustment expenses incurred               3             3              61              67
Claims and claim adjustment expenses paid [5]           1,091            19              67           1,177
                                                       ------          ----          ------          ------
ENDING LIABILITY - NET [2] [3]                         $2,706 [4]      $392          $2,386          $5,484
                                                       ------          ----          ------          ------

[1] Includes unallocated loss adjustment expense reserves and the Reinsurance segment.

[2] Ending liabilities include asbestos and environmental reserves reported in Ongoing Operations of $11 and $9, respectively, as of March 31, 2004 and $11 and $8, respectively, as of December 31, 2003. The total net claim and claim adjustment expenses incurred of $67 includes $2 related to asbestos and environmental claims reported in Ongoing Operations.

[3] Gross of reinsurance, asbestos and environmental reserves were $4,644 and $513, respectively, as of March 31, 2004 and $5,884 and $542, respectively, as of December 31, 2003.

[4] The one year and average three year net paid amounts for asbestos claims are $1,215 and $1,443, respectively, resulting in a one year net survival ratio of 2.2 (13.7 excluding the MacArthur payments) and a three year net survival ratio of 5.6 (19.1 excluding MacArthur payments). Net survival ratio is the quotient of the net carried reserves divided by the average annual payment amount and is an indication of the number of years that the net carried reserve would last (i.e. survive) if the future annual claim payments were consistent with the calculated historical average.

[5] Asbestos payments include $1.15 billion of payments pursuant to the MacArthur settlement.

                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                              PROPERTY & CASUALTY
                       SUMMARY OF GROSS ASBESTOS RESERVES

                                                                                                                        3 YEAR GROSS
                                                                                                                          SURVIVAL
                                                                                        % OF              3 YEAR GROSS  RATIO [1][2]
                                                   NUMBER OF    ALL TIME    TOTAL     ASBESTOS  ALL TIME    SURVIVAL       BEFORE
                                                  ACCOUNTS [5]    PAID     RESERVES   RESERVES  ULTIMATE  RATIO [1][2]    MACARTHUR
                                                  ------------  --------   --------   --------  --------  ------------  ------------
                                                                                                           (IN YEARS)    (IN YEARS)
AS OF MOST RECENT RESERVE EVALUATION [4]
Major Asbestos Defendants
       Structured settlements (includes 2
          Wellington accounts)                          7       $    257   $    358       6%    $    615      9.1           9.1
       Wellington (direct only)                        31            682        281       5%         963      5.3           5.3
       Other major asbestos defendants                 27            178        443       8%         621     27.3          27.3
       No known policies (includes 3
          Wellington accounts)                          5              -          -       -            -        -             -
Accounts with future exposure > $2.5                  106            369      1,210      20%       1,579     16.7          16.7
Accounts with future exposure < $2.5                  930            152        135       2%         287     12.9          12.9
MacArthur settlement                                    1             32      1,150      20%       1,182
Unallocated [3]                                         -            100        896      15%         996
                                                      ---       --------   --------     ---     --------     ----          ----
       Total direct                                                1,770      4,473      76%       6,243     22.0          16.8

Assumed reinsurance                                                  560        931      16%       1,491     15.5          15.5
London market                                                        373        480       8%         853     13.6          13.6
                                                                --------   --------     ---     --------     ----          ----
       Total                                                       2,703      5,884     100%       8,587     19.7          16.1
                                                      ---       --------   --------     ---     --------     ----          ----
First quarter 2004 MacArthur payments                   1          1,162     (1,162)                   -
First quarter 2004 activity, excluding MacArthur                      82        (78)                   4
                                                      ---       --------   --------             --------     ----          ----
TOTAL AS OF MARCH 31, 2004 [2]                                  $  3,947   $  4,644             $  8,591      6.6          14.8
                                                                --------   --------             --------     ----          ----

[1] Survival ratio is a commonly used industry ratio for comparing reserve levels between companies. While the method is commonly used, it is not a predictive technique. Survival ratios may vary over time due to numerous factors such as large payments due to the final resolution of certain asbestos liabilities, or reserve re-estimates. The survival ratio presented in the above table is computed by dividing the recorded reserves by the average of the past three years of payments. The ratio is the calculated number of years the recorded reserves would survive if future annual payments were equal to the average annual payments for the past three years. The 3-year gross survival ratio as of March 31, 2004 is computed based on total paid losses of $2,105 for the period from April 1, 2001 to March 31, 2004. All other 3-year gross survival ratios presented are based on total paid losses for the 3-year period ended December 31, 2003.

[2] As of March 31, 2004, the one year gross paid amount for total asbestos claims is $1.5 billion resulting in a one year gross survival ratio of
         3.1. If the ratio was calculated without considering the $1.16 billon in payments for MacArthur in first quarter 2004, the one year gross survival ratio would be 13.7.

[3] Includes closed accounts, exclusive of Major Asbestos Defendants, and unallocated IBNR.

[4] The information presented by account category reflects the first quarter 2004 reserve evaluation of gross asbestos losses incurred as of December 31, 2003.

[5] An account may move between categories from one evaluation to the next. Reclassifications were made as a result of the reserve evaluation completed in the first quarter of 2004. There was no impact on total all-time paid losses or total reserves.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
           PAID AND INCURRED LOSS AND LOSS ADJUSTMENT EXPENSE ("LAE")
                    DEVELOPMENT - ASBESTOS AND ENVIRONMENTAL

                                                         ASBESTOS                   ENVIRONMENTAL
                                              ----------------------------    ------------------------
                                                  PAID           INCURRED       PAID         INCURRED
FOR THE FIRST QUARTER ENDED MARCH 31, 2004    LOSS & LAE [1]    LOSS & LAE    LOSS & LAE    LOSS & LAE
                                              --------------    ----------    ----------    ----------
Gross

      Direct                                     $ 1,233           $ 4           $ 20           $3
      Assumed - Domestic                               7             -              3            -
      London Market                                    4             -              9            -
                                                 -------           ---           ----           --
          Total                                    1,244             4             32            3
Ceded                                               (153)           (1)           (13)           -
                                                 -------           ---           ----           --
NET                                              $ 1,091           $ 3           $ 19           $3
                                                 -------           ---           ----           --

[1] Reflects payments pursuant to the MacArthur settlement.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY CASUALTY
         UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

                                                                           FOR THE QUARTER ENDED MARCH 31, 2004
                                                        -------------------------------------------------------------------------
                                                         BUSINESS   PERSONAL    SPECIALTY      ONGOING      OTHER         TOTAL
                                                        INSURANCE     LINES     COMMERCIAL    OPERATIONS  OPERATIONS       P&C
                                                        ---------   --------    ----------    ----------  ----------     --------
LIABILITIES FOR UNPAID CLAIMS AND CLAIM
         ADJUSTMENT EXPENSES AT 1/1/04 - GROSS           $ 5,296     $ 1,733     $ 5,148       $ 12,177    $ 9,538       $ 21,715
Reinsurance and other recoverables                           395          43       2,096          2,534      2,963          5,497
                                                         -------     -------     -------       --------    -------       --------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
         ADJUSTMENT EXPENSES AT 1/1/04 - NET               4,901       1,690       3,052          9,643      6,575         16,218

         Provision for unpaid claims and
         claim adjustment expenses
              Current year                                   626         533         293          1,452         17          1,469
              Prior year [1]                                (147)          1          47            (99)        48            (51)
                                                         -------     -------     -------       --------    -------       --------
TOTAL PROVISION FOR UNPAID CLAIMS AND CLAIM
         ADJUSTMENT EXPENSES                                 479         534         340          1,353         65          1,418
                                                         -------     -------     -------       --------    -------       --------

         Payments [2]                                       (447)       (545)       (258)        (1,250)    (1,176)        (2,426)
                                                         -------     -------     -------       --------    -------       --------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
         ADJUSTMENT EXPENSES AT 3/31/04 - NET [1]          4,933       1,679       3,134          9,746      5,464         15,210
Reinsurance and other recoverables                           369          42       1,932          2,343      2,693          5,036
                                                         -------     -------     -------       --------    -------       --------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
         ADJUSTMENT EXPENSES AT 3/31/04 - GROSS [1]      $ 5,302     $ 1,721     $ 5,066       $ 12,089    $ 8,157       $ 20,246
                                                         -------     -------     -------       --------    -------       --------

Earned premiums                                          $ 1,018     $   835     $   321       $  2,174    $    12       $  2,186
Loss and loss expense paid ratio [3]                        43.9        65.4        80.5           57.6
Loss and loss expense incurred ratio [3]                    47.1        64.1       105.2           62.2
Prior accident year development (pts.)                     (14.5)        0.1        14.9           (4.5)
                                                         -------     -------     -------       --------

[1] The quarter ended March 31, 2004 included a net reserve release related to September 11 of $175 in Business Insurance, $7 in Personal Lines, $116 in Specialty Commercial and $97 in Other Operations, an increase in reserves of $167 for construction defects claims in Specialty Commercial and $23 in Business Insurance and casualty reinsurance reserves of $130 in Other Operations.

[2] Other Operations reflects payments pursuant to the MacArthur settlement.

[3] If adjusted to exclude the decrease in estimated earned premiums on retrospectively-reated policies and prior year development the loss and loss expense paid and incurred ratios would have been as follows:

Loss and loss expense paid ratio              43.9      65.4     62.9       55.3
Loss and loss expense incurred ratio          61.6      64.0     70.5       64.1

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                        REINSURANCE RECOVERABLE ANALYSIS

                                                            March 31,        December 31,
                                                              2004              2003
                                                             -------           -------
GROSS REINSURANCE RECOVERABLE [1]
      Paid Loss and Loss Adjustment Expense                  $   618           $   446
      Unpaid Loss and Loss Adjustment Expense                  4,935             5,289
                                                             -------           -------
      Subtotal Gross Reinsurance Recoverable                   5,553             5,735

      Less: Allowance for Uncollectable Reinsurance             (348)             (381)
                                                             -------           -------

NET PROPERTY & CASUALTY REINSURANCE RECOVERABLE              $ 5,205           $ 5,354

                                                                        % of      % of Rated     % of Rated
DISTRIBUTION OF NET RECOVERABLE AS OF DECEMBER 31, 2003                Amount        Total        Companies
                                                                      -------     ----------     ----------
Net Property & Casualty Reinsurance Recoverables                      $ 5,354

      Less: Mandatory (Assigned Risk) Pools                              (446)
                                                                      -------

NET P&C REINSURANCE RECOVERABLE EXCLUDING MANDATORY POOLS              $4,908
                                                                      -------

      Rated A- (Excellent) or better by A.M. Best [2]                 $ 3,202         65.2%          91.7%
      Other Rated by A.M. Best [2]                                        289          5.9%           8.3%
                                                                      -------        -----          -----
      Total Rated Companies                                             3,491         71.1%         100.0%

      Voluntary Pools                                                     229          4.7%
      Captives                                                            106          2.2%
      Other Not Rated Companies                                         1,082         22.0%
                                                                      -------        -----
      Total                                                           $ 4,908        100.0%
                                                                      -------        -----

[1]      Net of commutations, settlements and known insolvencies.

[2]      Based on A.M. Best ratings as of December 31, 2003.

                      THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                PROPERTY AND CASUALTY
                           CONSOLIDATED INCOME STATEMENTS

                                                                                                           YEAR OVER
                                                                                                             YEAR      SEQUENTIAL
                                                              1Q         2Q       3Q       4Q       1Q      QUARTER     QUARTER
                                                             2003       2003     2003     2003     2004     CHANGE      CHANGE
                                                            -------    ------   ------   ------   ------    -------    ----------
Earned premiums                                             $ 2,166    $2,106   $2,268   $2,265   $2,186        1%         (3%)
Net investment income                                           281       286      297      308      311       11%          1%
Other revenues                                                   95       113      110      110      104        9%         (5%)
Net realized capital gains (losses)                              (1)      212       19       23       71       NM          NM
                                                            -------    ------   ------   ------   ------       --          --
     TOTAL REVENUES                                           2,541     2,717    2,694    2,706    2,672        5%         (1%)

Benefits, claims and claim adjustment expenses [1] [2]        4,161     1,541    1,622    1,602    1,418      (66%)       (11%)
Amortization of deferred policy acquisition costs               401       382      431      428      446       11%          4%
Insurance operating costs and expenses                          187       189      209      194      166      (11%)       (14%)
Other expenses [3]                                              133       203      139      159      163       23%          3%
                                                            -------    ------   ------   ------   ------       --         ---
     TOTAL BENEFITS AND EXPENSES                              4,882     2,315    2,401    2,383    2,193      (55%)        (8%)

          INCOME (LOSS) BEFORE INCOME TAXES                  (2,341)      402      293      323      479       NM          48%

Income tax expense (benefit)                                   (846)      107       75       86      138       NM          60%
                                                            -------    ------   ------   ------   ------       --         ---
          NET INCOME (LOSS)                                  (1,495)      295      218      237      341       NM          44%

Less: Net realized capital gains (losses),
      after-tax                                                   -       138       12       15       47        -          NM
Add:  Periodic net coupon settlements on non-qualifying
      derivatives, after-tax                                      3         3        3        3        3        -           -
                                                            -------    ------   ------   ------   ------       --         ---
          OPERATING INCOME (LOSS) [1] [3]                   $(1,492)   $  160   $  209   $  225   $  297       NM          32%

     Total Property & Casualty effective tax rate - net
          income                                                 NM      26.9%    25.1%    26.9%    28.8%      NM         1.9
     Total Property & Casualty effective tax rate -
          operating income                                       NM      18.4%    24.6%    26.3%    27.8%      NM         1.5
                                                            -------    ------   ------   ------   ------       --         ---

[1] The quarter ended March 31, 2003 includes the impact of 2003 asbestos reserve addition of $2,604 before-tax and $1,701 after-tax.

[2] The quarter ended March 31, 2004 includes a net reserve release of $395 related to September 11, an increase in reserves of $190 for construction defects claims and an increase in reserves of $130 for assumed casualty reinsurance.

[3] The quarter ended June 30, 2003 includes severance costs of $41 before-tax and $27 after-tax.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                PROPERTY CASUALTY
                           CONSOLIDATED BALANCE SHEETS

                                                                                                             YEAR OVER
                                                                                                               YEAR     SEQUENTIAL
                                                       1Q         2Q          3Q         4Q          1Q       QUARTER    QUARTER
                                                      2003       2003        2003       2003        2004      CHANGE     CHANGE
                                                     -------    -------    -------     -------     -------    -------  -----------
Investments
     Fixed maturities, available for sale, at
         fair value                                  $20,384    $22,820    $23,565     $23,715     $23,196      14%         (2%)
     Equity securities, available for sale, at
         fair value                                      209        219        215         208         206      (1%)        (1%)
     Other investments                                   636        556        644         682         650       2%         (5%)
                                                     -------    -------    -------     -------     -------     ---         ---
     Total investments                                21,229     23,595     24,424      24,605      24,052      13%         (2%)

Cash                                                     366        239        203         197         178     (51%)       (10%)
Premiums receivable and agents' balances               2,521      2,630      2,626       2,750       2,762      10%          -
Reinsurance recoverables                               5,635      5,396      5,529       5,354       5,205      (8%)        (3%)
Deferred policy acquisition costs                        994        987        981         975         987      (1%)         1%
Deferred income tax                                    1,408      1,107      1,136       1,101         905     (36%)       (18%)
Goodwill                                                 153        153        152         152         152      (1%)         -
Other assets                                           2,167      2,664      2,050       2,025       3,365      55%         66%
                                                     -------    -------    -------     -------     -------     ---         ---
     TOTAL ASSETS                                    $34,473    $36,771    $37,101     $37,159     $37,606       9%          1%
                                                     -------    -------    -------     -------     -------     ---         ---

Future policy benefits, unpaid claims and
     claim adjustment expenses                       $21,212    $21,068    $21,444     $21,715     $20,246      (5%)        (7%)
Unearned premiums                                      4,246      4,410      4,504       4,372       4,563       7%          4%
Other liabilities                                      3,383      3,735      3,513       3,285       4,595      36%         40%
                                                     -------    -------    -------     -------     -------     ---         ---
     TOTAL LIABILITIES                                28,841     29,213     29,461      29,372      29,404       2%          -
                                                     -------    -------    -------     -------     -------     ---         ---
Equity, x-AOCI, net of tax                             4,851      6,605      6,900       7,080       7,335      51%          4%
AOCI, net of tax                                         781        953        740         707         867      11%         23%
                                                     -------    -------    -------     -------     -------     ---         ---
     TOTAL STOCKHOLDERS' EQUITY                        5,632      7,558      7,640       7,787       8,202      46%          5%
                                                     -------    -------    -------     -------     -------     ---         ---
     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $34,473    $36,771    $37,101     $37,159     $37,606       9%          1%
                                                     -------    -------    -------     -------     -------     ---         ---
Hartford Fire NAIC RBC                                                                     398%

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
          STATUTORY SURPLUS TO GAAP STOCKHOLDERS' EQUITY RECONCILIATION

                                                                   DECEMBER 31, 2003   DECEMBER 31, 2002
                                                                   -----------------   -----------------
Statutory Capital and Surplus                                           $ 5,900             $4,878
GAAP Adjustments
           Investment in subsidiaries/Capital contributions                 112                644
           Goodwill                                                         152                153
           Non-admitted assets/Statutory reserves                           519              1,398
           Deferred policy acquisition costs                                975                930
           Unrealized gains on investments, net of impairments              793                673
           Deferred taxes                                                   214               (138)
           Benefit reserves                                                (251)              (194)
           Consolidation/Corporate eliminations                            (129)              (785)
           Other, net                                                      (498)              (402)
                                                                        -------             ------
GAAP Stockholders' Equity                                               $ 7,787             $7,157
                                                                        -------             ------

                                  INVESTMENTS

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                         INVESTMENT EARNINGS BEFORE-TAX
                                  CONSOLIDATED

                                                                                                        YEAR OVER
                                                                                                           YEAR     SEQUENTIAL
                                                        1Q        2Q        3Q        4Q        1Q       QUARTER      QUARTER
                                                       2003      2003      2003      2003      2004       CHANGE      CHANGE
                                                       ----      ----      ----      ----      ----        ------      ------
NET INVESTMENT INCOME
Fixed maturities [1] [2]
  Taxable                                             $   538   $   565   $   580   $   611   $   792        47%        30%
  Tax-exempt                                              133       130       122       121       120       (10%)       (1%)
                                                      -------   -------   -------   -------   -------      ----        ---
Total fixed maturities                                    671       695       702       732       912        36%        25%
Equities
  Available-for-sale                                        8         7         7         5        11        38%       120%
  Trading securities [3]                                    -         -         -         -       495         -          -
                                                      -------   -------   -------   -------   -------      ----        ---
Total equities                                              8         7         7         5       506        NM         NM
Mortgage loans                                              9         9         9        11        12        33%         9%
Real estate                                                 1         1         -         1         1         -          -
Policy loans                                               58        54        51        47        45       (22%)       (4%)
Limited partnerships                                       12        11        22        10         4       (67%)      (60%)
Other                                                      40        30        33        41        50        25%        22%
                                                      -------   -------   -------   -------   -------      ----        ---
Subtotal                                                  799       807       824       847     1,530        91%        81%
Less investment expense                                    11        11        10        12        13       (18%)       (8%)
                                                      -------   -------   -------   -------   -------      ----        ---
TOTAL NET INVESTMENT INCOME [2]                       $   788   $   796   $   814   $   835   $ 1,517        93%        82%
                                                      -------   -------   -------   -------   -------      ----        ---

Investment yield, pre-tax [4]                             6.0%      5.7%      5.6%      5.7%      5.7%     (0.3)         -
Investment yield, after-tax [4]                           4.2%      4.0%      3.9%      3.9%      3.9%     (0.3)         -

NET REALIZED CAPITAL GAINS (LOSSES)
Fixed maturities                                      $    (9)  $   250   $     -   $    15   $   108        NM         NM
Equities                                                  (49)       (5)        5        20        13        NM        (35%)
Periodic net coupon settlements on non-qualifying
  derivatives                                               8        14        11        11         6       (25%)      (45%)
GMWB derivatives, net                                       -         -         -         6        (2)        -         NM
Other [5]                                                   5        12         7        (8)       19        NM         NM
                                                      -------   -------   -------   -------   -------      ----        ---
TOTAL NET REALIZED CAPITAL GAINS (LOSSES) [6]         $   (45)  $   271   $    23   $    44   $   144        NM         NM
                                                      -------   -------   -------   -------   -------      ----        ---

Gross gains on sale                                   $   137   $   303   $   132   $    92   $   172        26%        87%
Gross losses on sale                                     (107)      (24)      (80)       (9)      (23)       79%      (156%)
Impairments                                               (89)      (27)      (29)      (55)      (14)       84%        75%
Periodic net coupon settlements on non-qualifying
  derivatives                                               8        14        11        11         6       (25%)      (45%)
GMWB derivatives, net                                       -         -         -         6        (2)        -         NM
Other net gain (loss) [5]                                   6         5       (11)       (1)        5       (17%)       NM
                                                      -------   -------   -------   -------   -------      ----        ---

TOTAL NET REALIZED CAPITAL GAINS (LOSSES) [6]         $   (45)  $   271   $    23   $    44   $   144        NM         NM
                                                      -------   -------   -------   -------   -------      ----        ---

[1]  Includes income on short-term bonds.

[2] The first quarter of 2004 includes $154 of net investment income associated with the guaranteed separate accounts pursuant to the adoption of SOP 03-01. Approximately $150 of this amount was derived from fixed maturities.

[3] This amount relates to the change in value of trading securities pursuant to the adoption of SOP 03-01.

[4] The investment yield calculation excludes trading securities and collateral received associated with the securities lending program. Assets received in the CNA purchase are included in the investment yield calculation beginning with the first quarter 2004.

[5] Primarily consists of changes in fair value on non-qualifying derivatives and hedge ineffectiveness on qualifying derivative instruments as well as the amortization of deferred acquisition costs associated with realized capital gains.

[6] First quarter 2004 includes $5 of net realized gains (losses) associated with guaranteed separate accounts classified within the general account amounts pursuant to the adoption of the SOP 03-1.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                         INVESTMENT EARNINGS BEFORE-TAX
                                      LIFE

                                                                                                             YEAR OVER
                                                                                                               YEAR     SEQUENTIAL
                                                     1Q          2Q          3Q           4Q          1Q      QUARTER     QUARTER
                                                    2003        2003        2003         2003        2004     CHANGE      CHANGE
                                                    ----        ----        ----         ----        ----     ------      ------
NET INVESTMENT INCOME
Fixed maturities [1] [2]
  Taxable                                          $   379     $   392     $   396     $   408     $   589       55%         44%
  Tax-exempt                                            25          25          24          24          25        -           4%
                                                   -------     -------     -------     -------     -------     ----        ----
Total fixed maturities                                 404         417         420         432         614       52%         42%
Equities
  Available-for-sale                                     5           5           4           4           9       80%        125%
  Trading securities [3]                                 -           -           -           -         495        -           -
                                                   -------     -------     -------     -------     -------     ----        ----
Total equities                                           5           5           4           4         504       NM          NM
Mortgage loans                                           5           5           6           7           8       60%         14%
Policy loans                                            58          54          51          47          45      (22%)        (4%)
Limited partnerships                                     8           7          11           6           2      (75%)       (67%)
Other                                                   29          22          25          32          36       24%         13%
                                                   -------     -------     -------     -------     -------     ----        ----
Subtotal                                               509         510         517         528       1,209      138%        129%
Less investment expense                                  6           6           5           6           8      (33%)       (33%)
                                                   -------     -------     -------     -------     -------     ----        ----

TOTAL NET INVESTMENT INCOME [2]                    $   503     $   504     $   512     $   522     $ 1,201      139%        130%
                                                   -------     -------     -------     -------     -------     ----        ----
Investment yield, pre-tax [4]                          6.1%        5.8%        5.8%        5.8%        5.7%    (0.4)       (0.1)
Investment yield, after-tax [4]                        4.1%        3.9%        3.9%        3.9%        3.8%    (0.3)       (0.1)

NET REALIZED CAPITAL GAINS (LOSSES)
Fixed maturities                                   $   (31)    $    52     $     3     $    (4)    $    58       NM          NM
Equities                                               (26)         (3)          5          17           9       NM         (47%)
Periodic net coupon settlements on non-qualifying
   derivatives                                           4           9           6           7           2      (50%)       (71%)
GMWB derivatives, net                                    -           -           -           6          (2)       -          NM
Other [5]                                                9           1         (10)         (5)          9        -          NM
                                                   -------     -------     -------     -------     -------     ----        ----

TOTAL NET REALIZED CAPITAL GAINS (LOSSES) [6]      $   (44)    $    59     $     4     $    21     $    76       NM          NM
                                                   -------     -------     -------     -------     -------     ----        ----
Gross gains on sale                                $    57     $    91     $    61     $    58     $   100       75%         72%
Gross losses on sale                                   (47)        (17)        (31)          -         (18)      62%          -
Impairments                                            (67)        (17)        (27)        (51)         (8)      88%         84%
Periodic net coupon settlements on non-qualifying
   derivatives                                           4           9           6           7           2      (50%)       (71%)
GMWB derivatives, net                                    -           -           -           6          (2)       -          NM
Other net gain (loss) [5]                                9          (7)         (5)          1           2      (78%)       100%
                                                   -------     -------     -------     -------     -------     ----        ----

TOTAL NET REALIZED CAPITAL GAINS (LOSSES) [6]      $   (44)    $    59     $     4     $    21     $    76       NM          NM
                                                   -------     -------     -------     -------     -------     ----        ----

[1]  Includes income on short-term bonds.

[2] The first quarter of 2004 includes $154 of net investment income associated with the guaranteed separate accounts pursuant to the adoption of SOP 03-01. Approximately $150 of this amount was derived from fixed maturities.

[3] This amount relates to the change in value of trading securities pursuant to the adoption of SOP 03-01.

[4] The investment yield calculation excludes trading securities and collateral received associated with the securities lending program. Assets received in the CNA purchase are included in the investment yield calculation beginning with the first quarter 2004.

[5] Primarily consists of changes in fair value on non-qualifying derivatives and hedge ineffectiveness on qualifying derivative instruments as well as the amortization of deferred acquisition costs associated with realized capital gains.

[6] First quarter 2004 includes $5 of net realized gains (losses) associated with guaranteed separate accounts classified within the general account amounts pursuant to the adoption of the SOP 03-1.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                         INVESTMENT EARNINGS BEFORE-TAX
                              PROPERTY & CASUALTY

                                                                                                       YEAR OVER
                                                                                                          YEAR    SEQUENTIAL
                                                         1Q       2Q        3Q        4Q        1Q      QUARTER    QUARTER
                                                        2003     2003      2003      2003      2004      CHANGE    CHANGE
                                                        ----     ----      ----      ----      ----      ------    ------
NET INVESTMENT INCOME
Fixed maturities [1]
  Taxable                                               $ 159    $ 171     $ 184     $ 203     $ 203        28%        -
  Tax-exempt                                              108      105        98        97        95       (12%)      (2%)
                                                        -----    -----     -----     -----     -----      ----       ---
Total fixed maturities                                    267      276       282       300       298        12%       (1%)
Equities                                                    3        2         3         1         2       (33%)     100%
Mortgage loans                                              4        4         3         4         4         -         -
Real estate                                                 1        1         -         1         1         -         -
Limited partnerships                                        4        4        11         4         2       (50%)     (50%)
Other                                                       7        4         3         4         9        29%      125%
                                                        -----    -----     -----     -----     -----      ----       ---
Subtotal                                                  286      291       302       314       316        10%        1%
Less investment expense                                     5        5         5         6         5         -        17%
                                                        -----    -----     -----     -----     -----      ----       ---

TOTAL NET INVESTMENT INCOME                             $ 281    $ 286     $ 297     $ 308     $ 311        11%        1%
                                                        -----    -----     -----     -----     -----      ----       ---
Investment yield, pre-tax [2]                             5.8%     5.5%      5.4%      5.4%      5.5%     (0.3)      0.1
Investment yield, after-tax [2]                           4.4%     4.2%      4.0%      4.0%      4.1%     (0.3)      0.1

NET REALIZED CAPITAL GAINS (LOSSES)
Fixed maturities                                        $  22    $ 198     $  (3)    $  19     $  50       127%      163%
Equities                                                  (23)      (2)        -         3         4        NM        33%
Periodic net coupon settlements on non-qualifying
  derivatives                                               4        5         5         4         4         -         -
Other [3]                                                  (4)      11        17        (3)       13        NM        NM
                                                        -----    -----     -----     -----     -----      ----       ---

TOTAL NET REALIZED CAPITAL GAINS (LOSSES)               $  (1)   $ 212     $  19     $  23     $  71        NM        NM
                                                        -----    -----     -----     -----     -----      ----       ---

Gross gains on sale                                     $  80    $ 212     $  71     $  34     $  72       (10%)     112%
Gross losses on sale                                      (60)      (7)      (49)       (9)       (5)       92%       44%
Impairments                                               (22)     (10)       (2)       (4)       (6)       73%      (50%)
Periodic net coupon settlements on non-qualifying
  derivatives                                               4        5         5         4         4         -         -
Other net gain (loss) [3]                                  (3)      12        (6)       (2)        6        NM        NM
                                                        -----    -----     -----     -----     -----      ----       ---

TOTAL NET REALIZED CAPITAL GAINS (LOSSES)               $  (1)   $ 212     $  19     $  23     $  71        NM        NM
                                                        -----    -----     -----     -----     -----      ----       ---

[1]  Includes income on short-term bonds.

[2] The investment yield calculation excludes the collateral received associated with the securities lending program.

[3] Primarily consists of changes in fair value on non-qualifying derivatives and hedge ineffectiveness on qualifying derivative instruments.

                     THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                            INVESTMENT EARNINGS BEFORE-TAX
                                    CORPORATE

                                                                                          YEAR OVER
                                                                                            YEAR     SEQUENTIAL
                                          1Q        2Q        3Q        4Q        1Q       QUARTER    QUARTER
                                         2003      2003      2003      2003      2004       CHANGE     CHANGE
                                         ----      ----      ----      ----      ----       ------     ------
NET INVESTMENT INCOME
Fixed maturities [1]

Taxable                                   $ -       $ 2       $ -       $ -       $ -          -         -
                                          ---       ---       ---       ---       ---        ---        ---

Total fixed maturities                      -         2         -         -         -          -         -
                                          ---       ---       ---       ---       ---        ---        ---

Other [2]                                   4         4         5         5         5         25%        -
                                          ---       ---       ---       ---       ---        ---        ---

TOTAL NET INVESTMENT INCOME               $ 4       $ 6       $ 5       $ 5       $ 5         25%        -
                                          ---       ---       ---       ---       ---        ---        ---

NET REALIZED CAPITAL GAINS (LOSSES)

Other net gain (loss) [3]                 $ -       $ -       $ -       $ -       $(3)         -         -
                                          ---       ---       ---       ---       ---        ---        ---

[1]  Includes income on short-term bonds.

[2] In connection with the HLI Repurchase, the carrying value of the purchased fixed maturity investments was adjusted to fair market value as of the date of the repurchase. The amortization of the adjustment to the fixed maturity investments' carrying values is reported in Corporate's net investment income.

[3]  Primarily consists of changes in fair value on non-qualifying derivatives.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                         COMPOSITION OF INVESTED ASSETS
                                  CONSOLIDATED

                                                                       1Q                    2Q                     3Q
                                                                      2003                  2003                   2003
                                                              -------------------   -------------------   -------------------
                                                               AMOUNT     PERCENT    AMOUNT     PERCENT    AMOUNT     PERCENT
                                                               ------     -------    ------     -------    ------     -------
Fixed maturities, available-for-sale, at fair value [1] [2]   $ 63,363      91.9%   $ 68,676      92.8%   $ 70,587      93.5%
Equity securities, at fair value
 Available-for-sale                                                661       1.0%        712       0.9%        677       0.9%
 Trading securities [2]                                              -         -           -         -           -         -
                                                              --------     -----    --------     -----    --------     -----
Total equity securities, at fair value                             661       1.0%        712       0.9%        677       0.9%
Policy loans, at outstanding balance                             2,876       4.2%      2,889       3.9%      2,533       3.4%
Real estate/Mortgage loans, at cost                                636       0.9%        732       1.0%        797       1.1%
Limited partnerships, at fair value                                786       1.1%        458       0.6%        444       0.5%
Other investments [3]                                              590       0.9%        569       0.8%        465       0.6%
                                                              --------     -----    --------     -----    --------     -----
TOTAL INVESTMENTS [2]                                         $ 68,912     100.0%   $ 74,036     100.0%   $ 75,503     100.0%
                                                              --------     -----    --------     -----    --------     -----
Total general account investments                               57,328      83.2%     62,190      84.0%     63,620      84.3%
Total guaranteed separate account investments                   11,584      16.8%     11,846      16.0%     11,883      15.7%
                                                              --------     -----    --------     -----    --------     -----
HIMCO managed third party accounts                            $  1,521              $  1,774              $  1,850
                                                              --------     -----    --------     -----    --------     -----
Asset-backed securities ("ABS")                               $  5,985       9.4%   $  6,266       9.1%   $  6,546       9.3%
Commercial mortgage-backed securities ("CMBS")                   8,469      13.4%      9,774      14.2%     10,017      14.2%
Collateralized mortgage obligation ("CMO")                       1,079       1.7%      1,091       1.6%      1,047       1.5%
Corporate                                                       28,298      44.7%     30,844      44.9%     31,508      44.6%
Government/Government agencies - Foreign                         2,049       3.2%      2,174       3.2%      1,530       2.2%
Government/Government agencies - U.S.                              910       1.4%      1,433       2.1%      1,072       1.5%
Mortgage-backed securities ("MBS") - agency                      2,426       3.8%      2,198       3.2%      3,078       4.4%
Municipal - taxable                                                164       0.3%        414       0.6%        458       0.6%
Municipal - tax-exempt                                          10,814      17.1%     10,592      15.4%     10,191      14.4%
Redeemable preferred stock                                         103       0.2%        103       0.1%         81       0.1%
Short-term [1]                                                   3,066       4.8%      3,787       5.6%      5,059       7.2%
                                                              --------     -----    --------     -----    --------     -----
TOTAL FIXED MATURITIES                                        $ 63,363     100.0%   $ 68,676     100.0%   $ 70,587     100.0%
                                                              --------     -----    --------     -----    --------     -----
Total general account fixed maturities                          52,126      82.3%     57,137      83.2%     58,909      83.5%
Total guaranteed separate account fixed maturities              11,237      17.7%     11,539      16.8%     11,678      16.5%
                                                              --------     -----    --------     -----    --------     -----
AAA                                                           $ 14,999      23.7%   $ 16,140      23.6%   $ 15,490      21.9%
AA                                                               7,778      12.3%      7,710      11.2%      7,583      10.7%
A                                                               16,690      26.3%     17,877      26.0%     18,200      25.8%
BBB                                                             13,306      21.0%     14,991      21.8%     15,536      22.0%
Government                                                       4,260       6.7%      4,614       6.7%      5,146       7.3%
BB & below                                                       3,264       5.2%      3,557       5.2%      3,573       5.1%
Short-term [1]                                                   3,066       4.8%      3,787       5.5%      5,059       7.2%
                                                              --------     -----    --------     -----    --------     -----
TOTAL FIXED MATURITIES                                        $ 63,363     100.0%   $ 68,676     100.0%   $ 70,587     100.0%
                                                              --------     -----    --------     -----    --------     -----

                                                                        4Q                    1Q
                                                                       2003                  2004
                                                                ------------------    ------------------
                                                                 AMOUNT    PERCENT     AMOUNT    PERCENT
                                                                 ------    -------     ------    -------
Fixed maturities, available-for-sale, at fair value [1] [2]     $ 72,998      93.9%   $ 72,814      84.9%
Equity securities, at fair value
 Available-for-sale                                                  603       0.8%        612       0.7%
 Trading securities [2]                                                -         -       7,831       9.2%
                                                                --------  --------    --------  --------
Total equity securities, at fair value                               603       0.8%      8,443       9.9%
Policy loans, at outstanding balance                               2,512       3.2%      2,655       3.1%
Real estate/Mortgage loans, at cost                                  907       1.2%        929       1.1%
Limited partnerships, at fair value                                  361       0.5%        361       0.4%
Other investments [3]                                                307       0.4%        555       0.6%
                                                                --------  --------    --------  --------
TOTAL INVESTMENTS [2]                                           $ 77,688     100.0%   $ 85,757     100.0%
                                                                --------  --------    --------  --------
Total general account investments                                 65,847      84.8%
Total guaranteed separate account investments                     11,841      15.2%
                                                                --------  --------    --------  --------
HIMCO managed third party accounts                              $  2,053              $  2,326
                                                                --------  --------    --------  --------
Asset-backed securities ("ABS")                                 $  6,524       8.9%   $  6,373       8.8%
Commercial mortgage-backed securities ("CMBS")                    10,731      14.7%     11,495      15.8%
Collateralized mortgage obligation ("CMO")                         1,073       1.5%        902       1.2%
Corporate                                                         33,997      46.6%     34,490      47.3%
Government/Government agencies - Foreign                           1,773       2.4%      1,535       2.1%
Government/Government agencies - U.S.                              1,430       1.9%      1,333       1.8%
Mortgage-backed securities ("MBS") - agency                        2,834       3.9%      2,470       3.4%
Municipal - taxable                                                  629       0.9%        765       1.1%
Municipal - tax-exempt                                            10,216      14.0%     10,282      14.1%
Redeemable preferred stock                                            80       0.1%         74       0.1%
Short-term [1]                                                     3,711       5.1%      3,095       4.3%
                                                                --------  --------    --------  --------
TOTAL FIXED MATURITIES                                          $ 72,998     100.0%   $ 72,814     100.0%
                                                                --------  --------    --------  --------
Total general account fixed maturities                            61,263      83.9%
Total guaranteed separate account fixed maturities                11,735      16.1%
                                                                --------  --------    --------  --------
AAA                                                             $ 16,552      22.7%   $ 16,854      23.1%
AA                                                                 7,855      10.8%      8,043      11.0%
A                                                                 18,750      25.7%     18,220      25.0%
BBB                                                               17,114      23.4%     18,350      25.2%
Government                                                         5,357       7.3%      4,777       6.6%
BB & below                                                         3,659       5.0%      3,475       4.8%
Short-term [1]                                                     3,711       5.1%      3,095       4.3%
                                                                --------  --------    --------  --------
TOTAL FIXED MATURITIES                                          $ 72,998     100.0%   $ 72,814     100.0%
                                                                --------  --------    --------  --------

[1] First quarter 2003 include $66 in Corporate. Second quarter 2003 includes $257 in Corporate. Third quarter 2003 includes $107 in Corporate. Fourth quarter 2003 includes $86 in Corporate. First quarter 2004 includes $38 in Corporate.

[2] First quarter 2004 includes $11,967 in guaranteed separate account assets and $7,831 of trading securities with general account assets due to the adoption of SOP 03-1.

[3] Third quarter 2003 includes $4 in Corporate. Fourth quarter 2003 includes $2 in Corporate. First quarter 2004 includes $28 in Corporate.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                         COMPOSITION OF INVESTED ASSETS
                                      LIFE

                                                                    1Q                      2Q                     3Q
                                                                   2003                    2003                   2003
                                                            --------------------   --------------------   --------------------
                                                             AMOUNT      PERCENT   AMOUNT       PERCENT   AMOUNT       PERCENT
                                                             ------      -------   ------       -------   -------      -------
Fixed maturities, available-for-sale, at fair value [1]     $42,913        90.1%   $45,599        90.8%   $46,915        92.0%
Equity securities, at fair value
 Available-for-sale                                             452         1.0%       493         1.0%       462         0.9%
 Trading securities [1]                                           -           -          -           -          -           -
                                                            -------       -----    -------       -----    -------       -----
Total equity securities, at fair value                          452         1.0%       493         1.0%       462         0.9%
Policy loans, at outstanding balance                          2,876         6.0%     2,889         5.8%     2,533         5.0%
Real estate/Mortgage loans, at cost                             486         1.0%       555         1.1%       544         1.1%
Limited partnerships, at fair value                             468         1.0%       255         0.5%       251         0.5%
Other investments                                               422         0.9%       393         0.8%       263         0.5%
                                                            -------       -----    -------       -----    -------       -----
TOTAL INVESTMENTS [1]                                       $47,617       100.0%   $50,184       100.0%   $50,968       100.0%
                                                            -------       -----    -------       -----    -------       -----
Total general account investments                            36,033        75.7%    38,338        76.4%    39,085        76.7%
Total guaranteed separate account investments                11,584        24.3%    11,846        23.6%    11,883        23.3%
                                                            -------       -----    -------       -----    -------       -----
ABS                                                         $ 5,297        12.3%   $ 5,471        12.0%   $ 5,411        11.5%
CMBS                                                          6,923        16.1%     7,553        16.6%     7,704        16.4%
CMO                                                           1,024         2.4%     1,057         2.3%       998         2.1%
Corporate                                                    22,452        52.3%    23,788        52.1%    23,790        50.8%
Government/Government agencies - Foreign                        881         2.0%       952         2.1%       657         1.4%
Government/Government agencies - U.S.                           733         1.7%       728         1.6%       943         2.0%
MBS - agency                                                  1,955         4.6%     1,686         3.7%     2,080         4.4%
Municipal - taxable                                             110         0.3%       244         0.5%       270         0.6%
Municipal - tax-exempt                                        2,004         4.7%     2,051         4.5%     2,027         4.3%
Redeemable preferred stock                                       34         0.1%        34         0.1%        33         0.1%
Short-term                                                    1,500         3.5%     2,035         4.5%     3,002         6.4%
                                                            -------       -----    -------       -----    -------       -----
TOTAL FIXED MATURITIES                                      $42,913       100.0%   $45,599       100.0%   $46,915       100.0%
                                                            -------       -----    -------       -----    -------       -----
Total general account fixed maturities                       31,676        73.8%    34,060        74.7%    35,237        75.1%
Total guaranteed separate account fixed maturities           11,237        26.2%    11,539        25.3%    11,678        24.9%
                                                            -------       -----    -------       -----    -------       -----
AAA                                                         $ 7,475        17.4%   $ 7,968        17.5%   $ 7,783        16.6%
AA                                                            4,487        10.5%     4,341         9.5%     4,323         9.2%
A                                                            13,069        30.5%    13,693        30.0%    13,630        29.1%
BBB                                                          10,608        24.7%    11,841        26.0%    11,889        25.3%
Government                                                    3,582         8.3%     3,376         7.4%     3,975         8.5%
BB & below                                                    2,192         5.1%     2,345         5.1%     2,313         4.9%
Short-term                                                    1,500         3.5%     2,035         4.5%     3,002         6.4%
                                                            -------       -----    -------       -----    -------       -----
TOTAL FIXED MATURITIES                                      $42,913       100.0%   $45,599       100.0%   $46,915       100.0%
                                                            -------       -----    -------       -----    -------       -----

                                                                        4Q                     1Q
                                                                       2003                   2004
                                                               --------------------   --------------------
                                                                AMOUNT      PERCENT   AMOUNT       PERCENT
                                                                ------      -------   ------       -------
Fixed maturities, available-for-sale, at fair value [1]        $49,197        92.8%   $49,580        80.4%
Equity securities, at fair value
 Available-for-sale                                                395         0.8%       406         0.7%
 Trading securities [1]                                              -           -      7,831        12.7%
                                                               -------       -----    -------       -----
Total equity securities, at fair value                             395         0.8%     8,237        13.4%
Policy loans, at outstanding balance                             2,512         4.7%     2,655         4.3%
Real estate/Mortgage loans, at cost                                579         1.1%       620         1.0%
Limited partnerships, at fair value                                193         0.4%       197         0.3%
Other investments                                                  119         0.2%       350         0.6%
                                                               -------       -----    -------       -----
TOTAL INVESTMENTS [1]                                          $52,995       100.0%   $61,639       100.0%
                                                               -------       -----    -------       -----
Total general account investments                               41,154        77.7%
Total guaranteed separate account investments                   11,841        22.3%
                                                               -------       -----    -------       -----
ABS                                                            $ 5,409        11.0%   $ 5,365        10.8%
CMBS                                                             8,168        16.6%     8,817        17.8%
CMO                                                              1,035         2.1%       866         1.7%
Corporate                                                       25,553        51.9%    25,965        52.4%
Government/Government agencies - Foreign                           952         1.9%       744         1.5%
Government/Government agencies - U.S.                            1,126         2.3%     1,048         2.1%
MBS - agency                                                     2,175         4.4%     1,871         3.8%
Municipal - taxable                                                408         0.9%       536         1.1%
Municipal - tax-exempt                                           2,017         4.1%     2,238         4.5%
Redeemable preferred stock                                          33         0.1%        47         0.1%
Short-term                                                       2,321         4.7%     2,083         4.2%
                                                               -------       -----    -------       -----
TOTAL FIXED MATURITIES                                         $49,197       100.0%   $49,580       100.0%
                                                               -------       -----    -------       -----
Total general account fixed maturities                          37,462        76.1%
Total guaranteed separate account fixed maturities              11,735        23.9%
                                                               -------       -----    -------       -----
AAA                                                            $ 8,681        17.6%   $ 9,058        18.3%
AA                                                               4,486         9.1%     4,719         9.5%
A                                                               13,901        28.3%    13,661        27.6%
BBB                                                             13,061        26.5%    13,920        28.0%
Government                                                       4,361         9.0%     3,860         7.8%
BB & below                                                       2,386         4.8%     2,279         4.6%
Short-term                                                       2,321         4.7%     2,083         4.2%
                                                               -------       -----    -------       -----
TOTAL FIXED MATURITIES                                         $49,197       100.0%   $49,580       100.0%
                                                               -------       -----    -------       -----

[1] First quarter 2004 includes $11,967 in guaranteed separate account assets and $7,831 of trading securities with general account assets due to the adoption of SOP 03-1.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                         COMPOSITION OF INVESTED ASSETS
                               PROPERTY & CASUALTY

                                                                  1Q                     2Q                     3Q
                                                                 2003                   2003                   2003
                                                         --------------------   --------------------   --------------------
                                                         AMOUNT       PERCENT    AMOUNT      PERCENT    AMOUNT      PERCENT
                                                         ------       -------    ------      -------    ------      -------
Fixed maturities, available-for-sale, at fair value      $20,384        96.0%   $22,820        96.7%   $23,565        96.5%
Equity securities, available-for-sale, at fair value         209         1.0%       219         0.9%       215         0.9%
Policy loans, at outstanding balance                           -           -          -           -          -           -
Real estate/Mortgage loans, at cost                          150         0.7%       177         0.8%       253         1.0%
Limited partnerships, at fair value                          318         1.5%       203         0.9%       193         0.8%
Other investments                                            168         0.8%       176         0.7%       198         0.8%
                                                         -------       -----    -------       -----    -------       -----
TOTAL INVESTMENTS                                        $21,229       100.0%   $23,595       100.0%   $24,424       100.0%
                                                         -------       -----    -------       -----    -------       -----

ABS                                                      $   688         3.4%   $   795         3.5%   $ 1,135         4.8%
CMBS                                                       1,546         7.6%     2,221         9.7%     2,313         9.8%
CMO                                                           55         0.3%        34         0.1%        49         0.2%
Corporate                                                  5,846        28.6%     7,056        31.0%     7,718        32.9%
Government/Government agencies - Foreign                   1,168         5.7%     1,222         5.4%       873         3.7%
Government/Government agencies - U.S.                        177         0.9%       705         3.1%       129         0.5%
MBS - agency                                                 471         2.3%       512         2.2%       998         4.2%
Municipal - taxable                                           54         0.3%       170         0.7%       188         0.8%
Municipal - tax-exempt                                     8,810        43.2%     8,541        37.4%     8,164        34.6%
Redeemable preferred stock                                    69         0.3%        69         0.3%        48         0.2%
Short-term                                                 1,500         7.4%     1,495         6.6%     1,950         8.3%
                                                         -------       -----    -------       -----    -------       -----
TOTAL FIXED MATURITIES                                   $20,384       100.0%   $22,820       100.0%   $23,565       100.0%
                                                         -------       -----    -------       -----    -------       -----

AAA                                                      $ 7,524        36.9%   $ 8,172        35.8%   $ 7,707        32.7%
AA                                                         3,291        16.1%     3,369        14.8%     3,260        13.8%
A                                                          3,621        17.8%     4,184        18.3%     4,570        19.4%
BBB                                                        2,698        13.2%     3,150        13.8%     3,647        15.5%
Government                                                   678         3.3%     1,238         5.4%     1,171         5.0%
BB & below                                                 1,072         5.3%     1,212         5.3%     1,260         5.3%
Short-term                                                 1,500         7.4%     1,495         6.6%     1,950         8.3%
                                                         -------       -----    -------       -----    -------       -----
TOTAL FIXED MATURITIES                                   $20,384       100.0%   $22,820       100.0%   $23,565       100.0%
                                                         -------       -----    -------       -----    -------       -----

                                                                  4Q                    1Q
                                                                 2003                  2004
                                                         --------------------   --------------------
                                                          AMOUNT      PERCENT    AMOUNT      PERCENT
                                                          ------      -------    ------      -------
Fixed maturities, available-for-sale, at fair value      $23,715        96.4%   $23,196        96.4%
Equity securities, available-for-sale, at fair value         208         0.8%       206         0.9%
Policy loans, at outstanding balance                           -           -          -           -
Real estate/Mortgage loans, at cost                          328         1.3%       309         1.3%
Limited partnerships, at fair value                          168         0.7%       164         0.7%
Other investments                                            186         0.8%       177         0.7%
                                                         -------       -----    -------       -----
TOTAL INVESTMENTS                                        $24,605       100.0%   $24,052       100.0%
                                                         -------       -----    -------       -----

ABS                                                      $ 1,115         4.7%   $ 1,008         4.3%
CMBS                                                       2,563        10.8%     2,678        11.5%
CMO                                                           38         0.2%        36         0.2%
Corporate                                                  8,444        35.5%     8,525        36.8%
Government/Government agencies - Foreign                     821         3.5%       791         3.4%
Government/Government agencies - U.S.                        304         1.3%       285         1.2%
MBS - agency                                                 659         2.8%       599         2.6%
Municipal - taxable                                          221         0.9%       229         1.0%
Municipal - tax-exempt                                     8,199        34.6%     8,044        34.7%
Redeemable preferred stock                                    47         0.2%        27         0.1%
Short-term                                                 1,304         5.5%       974         4.2%
                                                         -------       -----    -------       -----
TOTAL FIXED MATURITIES                                   $23,715       100.0%   $23,196       100.0%
                                                         -------       -----    -------       -----

AAA                                                      $ 7,871        33.2%   $ 7,796        33.6%
AA                                                         3,369        14.2%     3,324        14.2%
A                                                          4,849        20.4%     4,559        19.7%
BBB                                                        4,053        17.1%     4,430        19.1%
Government                                                   996         4.2%       917         4.0%
BB & below                                                 1,273         5.4%     1,196         5.2%
Short-term                                                 1,304         5.5%       974         4.2%
                                                         -------       -----    -------       -----
TOTAL FIXED MATURITIES                                   $23,715       100.0%   $23,196       100.0%
                                                         -------       -----    -------       -----

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                              UNREALIZED LOSS AGING
                                CONSOLIDATED [1]

                                                       MARCH 31, 2004                    DECEMBER 31, 2003
                                             ----------------------------------   ---------------------------------
                                             AMORTIZED   FAIR VALUE  UNREALIZED   AMORTIZED  FAIR VALUE  UNREALIZED
                                               COST                     LOSS        COST                    LOSS
                                               ----         -----       ----        ----        -----       ----
TOTAL SECURITIES

Three months or less                          $ 3,596     $ 3,551     $   (45)     $ 4,867     $ 4,826     $   (41)
Greater than three months to six months           233         229          (4)       3,991       3,854        (137)
Greater than six months to nine months          1,760       1,731         (29)         404         382         (22)
Greater than nine months to twelve months         235         225         (10)         151         142          (9)
Greater than twelve months                      1,418       1,305        (113)       1,844       1,688        (156)
                                              -------     -------     -------      -------     -------     -------
      TOTAL                                   $ 7,242     $ 7,041     $  (201)     $11,257     $10,892     $  (365)
                                              -------     -------     -------      -------     -------     -------

BIG [2] AND EQUITY SECURITIES

Three months or less                          $   300     $   292     $    (8)     $   133     $   129     $    (4)
Greater than three months to six months            43          41          (2)         134         129          (5)
Greater than six months to nine months             54          52          (2)          81          73          (8)
Greater than nine months to twelve months          75          67          (8)          18          17          (1)
Greater than twelve months                        271         229         (42)         417         349         (68)
                                              -------     -------     -------      -------     -------     -------
      TOTAL                                   $   743     $   681     $   (62)     $   783     $   697     $   (86)
                                              -------     -------     -------      -------     -------     -------

[1] As of March 31, 2004, fixed maturities represented $(181), or 90%, of the Company's total unrealized loss of available-for-sale securities. There were no fixed maturities as of March 31, 2004 with a fair value less than 80% of the security's amortized cost basis for six continuous months other than certain asset-backed and commercial mortgage-backed securities. Other than temporary impairments for certain asset-backed and commercial mortgage-backed securities are recognized if the fair value of the security is less than its carrying amount and there has been a decrease in the present value of the expected cash flows since the last reporting period. There were no asset-backed or commercial mortgage-backed securities included in the tables above, as of March 31, 2004 and December 31, 2003, for which management's best estimate of future cash flows adversely changed during the reporting period. For a detailed discussion of the other than temporary impairment criteria, see "Investments" included in the Critical Accounting Estimates section of the Management's Discussion & Analysis and in Note 1 of Notes to Consolidated Financial Statements, both of which are included in The Hartford's 2003 Form 10-K Annual Report.

[2]  Represents below investment grade ("BIG") securities.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                              UNREALIZED LOSS AGING
                                      LIFE

                                                      MARCH 31, 2004                       DECEMBER 31, 2003
                                             ----------------------------------   ----------------------------------
                                             AMORTIZED      FAIR     UNREALIZED   AMORTIZED      FAIR     UNREALIZED
                                                COST       VALUE        LOSS         COST       VALUE        LOSS
                                                ----       -----        ----         ----       -----        ----
TOTAL SECURITIES

Three months or less                           $2,710      $2,676      $  (34)      $2,903      $2,878      $  (25)
Greater than three months to six months           158         155          (3)       1,943       1,882         (61)
Greater than six months to nine months            742         732         (10)         265         250         (15)
Greater than nine months to twelve months         145         138          (7)         138         130          (8)
Greater than twelve months                      1,287       1,190         (97)       1,661       1,528        (133)
                                               ------      ------      ------       ------      ------      ------
   TOTAL                                       $5,042      $4,891      $ (151)      $6,910      $6,668      $ (242)
                                               ------      ------      ------       ------      ------      ------

BIG AND EQUITY SECURITIES

Three months or less                           $  227      $  220      $   (7)      $   57      $   55      $   (2)
Greater than three months to six months            12          11          (1)          91          87          (4)
Greater than six months to nine months             38          36          (2)          60          54          (6)
Greater than nine months to twelve months          56          50          (6)          18          17          (1)
Greater than twelve months                        231         197         (34)         361         302         (59)
                                               ------      ------      ------       ------      ------      ------
   TOTAL                                       $  564      $  514      $  (50)      $  587      $  515      $  (72)
                                               ------      ------      ------       ------      ------      ------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                              UNREALIZED LOSS AGING
                               PROPERTY & CASUALTY

                                                       MARCH 31, 2004                     DECEMBER 31, 2003
                                             ----------------------------------   ----------------------------------
                                             AMORTIZED   FAIR VALUE  UNREALIZED   AMORTIZED   FAIR VALUE  UNREALIZED
                                                COST                    LOSS         COST                    LOSS
                                                ----       -----        ----         ----       -----        ----
TOTAL SECURITIES

Three months or less                           $  886      $  875      $  (11)      $1,964      $1,948      $  (16)
Greater than three months to six months            75          74          (1)       2,048       1,972         (76)
Greater than six months to nine months          1,018         999         (19)         139         132          (7)
Greater than nine months to twelve months          90          87          (3)          13          12          (1)
Greater than twelve months                        131         115         (16)         183         160         (23)
                                               ------      ------      ------       ------      ------      ------
   TOTAL                                       $2,200      $2,150      $  (50)      $4,347      $4,224      $ (123)
                                               ------      ------      ------       ------      ------      ------

BIG AND EQUITY SECURITIES

Three months or less                           $   73      $   72      $   (1)      $   76      $   74      $   (2)
Greater than three months to six months            31          30          (1)          43          42          (1)
Greater than six months to nine months             16          16           -           21          19          (2)
Greater than nine months to twelve months          19          17          (2)           -           -           -
Greater than twelve months                         40          32          (8)          56          47          (9)
                                               ------      ------      ------       ------      ------      ------
   TOTAL                                       $  179      $  167      $  (12)      $  196      $  182      $  (14)
                                               ------      ------      ------       ------      ------      ------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                            INVESTED ASSET EXPOSURES
                              AS OF MARCH 31, 2004

                                         LIFE
                                   --------------------
                                             PERCENT OF
TOP TEN CORPORATE                               TOTAL
FIXED MATURITY                      FAIR      INVESTED
EXPOSURES BY SECTOR                 VALUE      ASSETS
                                    -----      ------
Financial services                 $ 6,397      10.5%
Technology and communications        4,221       6.8%
Consumer non cyclical                2,813       4.6%
Basic industry                       2,791       4.5%
Consumer cyclical                    2,724       4.4%
Utilities                            2,316       3.8%
Energy                               1,633       2.6%
Capital goods                        1,731       2.8%
Other                                  695       1.1%
Transportation                         644       1.0%
                                   -------      ----

TOTAL                              $25,965      42.1%
                                   -------      ----

TOP TEN EXPOSURES
BY ISSUER [1]

Verizon Communications, Inc.       $   239       0.5%
Bank of America Corp.                  230       0.4%
Ford Motor Company                     212       0.3%
Credit Suisse Group                    206       0.3%
General Motors Corp.                   202       0.3%
Citigroup, Inc.                        200       0.3%
Capital One Master Trust               187       0.3%
Time Warner, Inc.                      187       0.3%
DaimlerChrysler AG                     184       0.3%
BT Group PLC                           183       0.3%
                                   -------      ----

TOTAL                              $ 2,030       3.3%
                                   -------      ----

                                              P&C
                                        -------------------
                                                 PERCENT OF
                                                   TOTAL
                                         FAIR     INVESTED
                                        VALUE      ASSETS
                                        -----      ------
Financial services                      $2,081       8.7%
Technology and communications            1,333       5.5%
Consumer non cyclical                      851       3.5%
Basic industry                             815       3.4%
Consumer cyclical                          870       3.6%
Utilities                                1,052       4.4%
Energy                                     625       2.6%
Capital goods                              520       2.2%
Other                                      226       0.9%
Transportation                             152       0.6%
                                        ------      ----

TOTAL                                   $8,525      35.4%
                                        ------      ----

State of Massachusetts                  $  245       1.1%
State of California                        226       0.9%
State of Illinois                          192       0.8%
New York City, NY                          164       0.7%
State of Georgia                           159       0.7%
New Jersey State Transit Authority         153       0.6%
UBS AG                                     149       0.6%
Mass. Bay Transportation Authority         132       0.5%
J.P. Morgan Chase & Co.                    121       0.5%
Barclays PLC                               112       0.5%
                                        ------      ----

TOTAL                                   $1,653       6.9%
                                        ------      ----

                                      CONSOLIDATED
                                   --------------------
                                             PERCENT OF
                                                TOTAL
                                    FAIR      INVESTED
                                    VALUE      ASSETS
                                    -----      ------
Financial services                 $ 8,478       9.9%
Technology and communications        5,554       6.5%
Consumer non cyclical                3,664       4.3%
Basic industry                       3,606       4.2%
Consumer cyclical                    3,594       4.2%
Utilities                            3,368       3.9%
Energy                               2,258       2.6%
Capital goods                        2,251       2.6%
Other                                  921       1.1%
Transportation                         796       0.9%
                                   -------      ----

TOTAL                              $34,490      40.2%
                                   -------      ----

State of Massachusetts             $   380       0.5%
State of California                    366       0.5%
Verizon Communications, Inc.           301       0.4%
General Motors Corp.                   299       0.3%
UBS AG                                 295       0.3%
Ford Motor Company                     288       0.3%
Bank of America Corp.                  266       0.3%
Time Warner, Inc.                      258       0.3%
DaimlerChrysler AG                     258       0.3%
State of Illinois                      258       0.3%
                                   -------      ----

TOTAL                              $ 2,969       3.5%
                                   -------      ----

[1] Excludes U.S. government and government agency backed securities as well as securities classified as trading securities.